                                                                    Exhibit 99.2


PROSPECTUS SUPPLEMENT
(To Prospectus dated             )
- --------------------------------------------------------------------------------

                           $___________ (Approximate)
         ____________________ Manufactured Housing Contract Trust 199 -
                          Manufactured Housing Contract
           Senior/Subordinate Pass-Through Certificates, Series 199 -

         $           (Approximate)      % Class A-1           $          (Approximate)      % Class -5
         $           (Approximate)      % Class A-2           $          (Approximate)      % Class A-6
         $           (Approximate)      % Class A-3           $          (Approximate)      % Class B-1
         $           (Approximate)      % Class A-4

                    Access Financial Lending Corp., Servicer
                                     [LOGO]

- --------------------------------------------------------------------------------



The Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series (the "Certificates") will represent interests in a pool (the "Contract Pool") of actuarial manufactured housing installment sales contracts and installment loan agreements (the "Initial Contracts"), held by the -- Manufactured Housing Contract Trust (the "Trust") including certain rights to receive payments due on the Contracts on and after the Cut-off Date (as defined herein; see "Index of Principal Definitions on page i hereof), amounts held from time to time in the Certificate Account (as described herein under "Description of the Certificates -- Payment on Contracts; Certificate Account") maintained by the Trustee, [funds on deposit in a trust account (the "Pre-Funding Account") to be established with the Trustee], any property which initially secured a Contract and which is acquired in the process of realizing thereon and the obligation of Access Financial Lending Corp. under certain conditions to repurchase contracts sold by it with respect to which certain representations and warranties have been breached and not cured. The Trust will acquire the Contracts from Access Financial Receivables Corp. ("Receivables Corp." or the "Seller"), as described herein. Each Contract was originated or purchased from certain dealers or brokers by Access Financial Lending Corp. ("AFL") in the ordinary course of its business. AFL will serve as servicer of the Contracts (in such capacity and together with any successor servicer, the "Servicer"). The term "approximate," with respect to the aggregate principal amount of any Certificates or Contracts, means that the amount is subject to a variance of plus or minus 5%. Terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Prospectus dated and attached hereto (the "Prospectus").


The Certificates will consist of five classes of senior certificates (collectively, the "Senior Certificates") designated as the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates, four classes of subordinate certificates designated as the Class A-6 Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class C Certificates
(collectively, the "Subordinate Certificates"). The Trust will also issue a residual class of Certificates for each REMIC election made by the Trust (the "Residual Certificates"). Only the Senior Certificates, the Class A-6 Certificates and the Class B-1 Certificates are being offered hereby (the "Offered Certificates"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class B-1 Certificates and the Class B-2 Certificates will evidence in the aggregate initial undivided interests in the Contract Pool of approximately %, %, %, %, %, %, % and %, respectively, based on their Original Certificate Principal Balances (as defined herein); the Class C Certificate is a subordinate "interest-only" certificate and does not have a Certificate Principal Balance. See "Description of the Certificates" herein.

                                                   (Continued on following page)

- --------------------------------------------------------------------------------
Prospective  investors  should  consider the  information  set forth under "Risk
   Factors" on page of this Prospectus Supplement and page of the accompanying
                                   Prospectus.
- --------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURI-
     TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
       UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
- --------------------------------------------------------------------------------

                                                Underwriting
                                 Price to       Discounts and       Proceeds to
                                Public(1)        Commissions        Seller(1)(2)
                                ---------       --------------      ------------
Class A-1 Certificates........                       %
Class A-2 Certificates........                       %
Class A-3 Certificates........                       %
Class A-4 Certificates........                       %
Class A-5 Certificates........                       %
Class A-6 Certificates........                       %
Class B-1 Certificates........                       %
Total.........................   $                   $                  $
                                                       =                  =
(1)  Plus accrued interest, if any, at the applicable rate from     .
(2)  Before deducting expenses, payable by the Seller estimated to be $.
- --------------------------------------------------------------------------------



The Offered Certificates are offered by the Underwriters, when, as and if issued by the Trust, delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates in book-entry form will be made through The Depository Trust Company, Cedel Bank, societe anonyme and the Euroclear System on or about against payment in immediately available funds.

(Continued from previous page)


         [The  Pooling  and  Servicing  Agreement  dated  as  of            (the
"Agreement") by and among AFL,  Receivables Corp. and                      ,  as
Trustee, provides that additional contracts (the "Subsequent Contracts") are intended to be purchased by the Trust from the Seller from time to time on or
before            ,  199   from funds on deposit in the Pre-Funding  Account. On
the Closing  Date an  aggregate  cash amount not to exceed  $            will be
deposited  with the Trustee in the  Pre-Funding  Account;  amounts not to exceed
$            of such  amount  will  be  funded  from  the  sale  of the  Class A
Certificates, and may be used to acquire Subsequent Contracts.

         One or more elections will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits ("REMICs") for federal income tax purposes. See "Federal Income Tax Consequences" herein and in the Prospectus.]


         Neither AFL nor Receivables Corp. nor any of their affiliates will have any obligations with respect to the Certificates except, in the case of AFL for obligations arising from certain representations and warranties of AFL with respect to certain characteristics of the Contracts. In the event of an uncured breach of any such representation or warranty that materially adversely affects a Contract, AFL will be obligated under certain circumstances to repurchase such Contract or substitute another contract therefor, as described herein and in the Prospectus.

         The interests of the owners of the Offered Certificates (the "Certificate Owners") will be represented by book-entries on the records of The Depository Trust Company and participating members thereof. See "Description of the Certificates -- Registration of Offered Certificates" herein.

                                       and                                  (the
"Underwriters") intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop, or if it does develop, that it will continue to exist or provide sufficient liquidity.

         The Offered Certificates will not be insured or guaranteed by any governmental agency or instrumentality, the Underwriters or any of their affiliates, or Receivables Corp., AFL or any of their affiliates.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE CERTIFICATES OFFERED HEREBY AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                           ---------------------------


         This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus. Terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Prospectus.

         To the extent that any statements in this Prospectus Supplement conflict with statements contained in the Prospectus, the statements in the Prospectus Supplement shall control.

                                     SUMMARY


         This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned them in the Prospectus or elsewhere in this Prospectus Supplement. Reference is made to the "Index of Significant Definitions" herein and in the Prospectus for the location of the definitions of certain capitalized terms.


Issuer................................. Manufactured Housing Contract Trust 199

Offered Certificates................... Manufactured       Housing      Contract
                                          Senior/Subordinate        Pass-Through
                                          Certificates,        Series       (the
                                          "Certificates").      The      Offered
                                          Certificates  consist of five  classes
                                          of senior  certificates  designated as
                                          the Class A-1,  Class A-2,  Class A-3,
                                          Class A-4 and  Class A-5  Certificates
                                          (collectively,       the       "Senior
                                          Certificates")   and  two  classes  of
                                          Subordinate  Certificates,  designated
                                          as  the   Class   A-6  and  Class  B-1
                                          Certificates.   The  Trust  will  also
                                          issue  two   additional   classes   of
                                          Subordinate   Certificates   and   the
                                          Residual Certificates.

Servicer............................... Access   Financial   Lending   Corp.,  a
                                          Delaware    corporation   ("AFL"   or,
                                          together with any  successor  servicer
                                          under the Agreement referred to below,
                                          the  "Servicer")  and  a  wholly-owned
                                          subsidiary    of   Access    Financial
                                          Holdings    Corp.,    which    is    a
                                          wholly-owned   subsidiary  of  Cargill
                                          Financial Services Corporation.

Seller................................. The  Contracts  will be  acquired by the
                                          Trust    from     Access     Financial
                                          Receivables  Corp.  (the  "Seller") on
                                          the Closing  Date.  See "The  Contract
                                          Pool" herein.

Trustee................................

Risk   Factors......................... Certain   risk  factors are particularly
                                          relevant to a decision to invest    in
                                          the    Offered   Certificates     sold
                                          hereunder.    See    "Risk    Factors"
                                          herein and in the Prospectus.

Cut-off Date...........................
Closing Date...........................

Original Class A-1 Principal Balance... $ (Approximate, subject to a variance of plus or minus 5%).

Original Class A-2 Principal  Balance.. $ (Approximate, subject to a variance of plus or minus 5%.

Original Class A-3 Principal Balance... $ (Approximate, subject to a variance of plus or minus 5%).

Original Class A-4 Principal Balance... $ (Approximate, subject to a variance of plus or minus 5%).



Original Class A-5 Principal Balance... $ (Approximate, subject to a variance of plus or minus 5%).

Original Class A-6 Principal Balance... $ (Approximate, subject to a variance of plus or minus 5%).

Original Class B-1 Principal Balance... $ (Approximate, subject to a variance of plus or minus 5%).

Class A-1 Remittance Rate..............    % per annum, calculated on the  basis
                                          of a 360-day year comprised  of twelve
                                          30-day   months,    payable   monthly,
                                          subject to a maximum rate equal to the
                                          Weighted  Average Net  Contract  Rate.
                                          The  "Weighted  Average  Net  Contract
                                          Rate" with respect to each  Remittance
                                          Date  is  a  rate  equal  to  (i)  the
                                          weighted average of the Contract Rates
                                          applicable to the  Scheduled  Payments
                                          that   were   due   in   the   related
                                          Collection   Period   on   outstanding
                                          Contracts  less (ii) _____% per annum,
                                          representing the Monthly Servicing Fee
                                          (as  defined  herein),  if  AFL  is no
                                          longer the Servicer.

Class A-2 Remittance Rate..............    %  per annum, calculated on the basis
                                          of a 360-day year comprised  of twelve
                                          30-day   months,    payable   monthly,
                                          subject to a maximum rate equal to the
                                          Weighted Average Net Contract Rate.

Class A-3 Remittance Rate..............    % per annum, calculated  on the basis
                                          of a 360-day year  comprised of twelve
                                          30-day   months,    payable   monthly,
                                          subject to a maximum rate equal to the
                                          Weighted Average Net Contract Rate.

Class A-4 Remittance  Rate..............   % per annum, calculated  on the basis
                                          of a 360-day year  comprised of twelve
                                          30-day   months,    payable   monthly,
                                          subject to a maximum rate equal to the
                                          Weighted Average Net Contract Rate.

Class A-5 Remittance Rate..............    % per annum, calculated  on the basis
                                          of a 360-day year  comprised of twelve
                                          30-day   months,    payable   monthly,
                                          subject to a maximum rate equal to the
                                          Weighted Average Net Contract Rate.

Class A-6 Remittance Rate..............    % per annum, calculated  on the basis
                                          of a 360-day year  comprised of twelve
                                          30-day   months,    payable   monthly,
                                          subject to a maximum rate equal to the
                                          Weighted Average Net Contract Rate.

Class B-1 Remittance Rate..............    % per annum, calculated  on the basis
                                          of a 360-day year  comprised of twelve
                                          30-day   months,    payable   monthly,
                                          subject to a maximum rate equal to the
                                          Weighted Average Net Contract Rate.

Remittance Date........................ The ____ day of each  month  (or if such
                                          ____ day is not a  business  day,  the
                                          next    succeeding    business   day),
                                          commencing  in             . The first
                                          Remittance Date is                 .

Record Date............................ The  last  business  day  of  the  month preceding the related Remittance Date.





Collection Period...................... With respect to any Remittance Date, the calendar  month  prior to the month of
                                          such    Remittance   Date   (each,   a
                                          "Collection Period").

Agreement.............................. The  Pooling  and  Servicing   Agreement
                                          dated    as    of    _________    (the
                                          "Agreement"),   by  and   among   AFL,
                                          Receivables          Corp.         and
                                          ___________________,  as trustee  (the
                                          "Trustee").

The Contract Pool...................... The  Contract  Pool  will  initially  be comprised  of  actuarial  manufactured
                                          housing  installment  sales  contracts
                                          and   installment    loan   agreements
                                          (collectively,       the      "Initial
                                          Contracts")  originated  or  purchased
                                          from certain dealers or brokers by AFL
                                          in the ordinary course of its business
                                          to be  conveyed  to the  Trust  on the
                                          Closing  Date [and funds on deposit in
                                          a trust  account   (the   "Pre-Funding
                                          Account") to be  established  with the
                                          Trustee.]

                                        [The Agreement provides that  additional
                                          actuarial     manufactured     housing
                                          installment    sales   contracts   and
                                          installment   loan   agreements   (the
                                          "Subsequent  Contracts")  (the Initial
                                          Contracts and the Subsequent Contracts
                                          together,    the    "Contracts")   are
                                          intended to be  purchased by the Trust
                                          from the  Seller  from time to time on
                                          or before , 199_ from funds on deposit
                                          in  the  Pre-Funding  Account.  On the
                                          Closing Date an aggregate  cash amount
                                          not to exceed $ will be deposited with
                                          the   Trustee   in   the   Pre-Funding
                                          Account;  amounts  not to  exceed $ of
                                          such  aggregate  amount will be funded
                                          from   the   sale   of  the   Class  A
                                          Certificates,   and  may  be  used  to
                                          acquire Subsequent Contracts.]

                                       [The Subsequent Contracts to be purchased
                                          by the Trust,  if  available,  will be
                                          originated on or prior to , 199_, sold
                                          by AFL to the  Seller and then sold by
                                          the Seller to the Trust. The Agreement
                                          will provide that the  Contracts  must
                                          in the  aggregate  conform  to certain
                                          specified   characteristics  following
                                          the   conveyance  of  any   Subsequent
                                          Contracts. See "The Contract Pool."]

                                        Each  Contract  will be secured by (i) a
                                          new or used  manufactured  home  (each
                                          manufactured  home securing a Contract
                                          being   referred   to   herein   as  a
                                          "Manufactured   Home")   (a   Contract
                                          secured  by  a  Manufactured  Home,  a
                                          "Manufactured  Home Contract") or (ii)
                                          a Manufactured  Home together with the
                                          real estate on which such Manufactured
                                          Home is located (a Contract secured by
                                          a  Manufactured  Home  and  such  real
                                          estate,  a "Land  Secured  Contract").
                                          The  Contracts  will not be insured by
                                          any     governmental     agency     or
                                          instrumentality.

                                        As of  the  Cut-off Date,  the  Contract
                                          Pool   consisted   of    approximately
                                          Initial  Contracts  having  a  Cut-off
                                          Date   Pool   Principal   Balance   of
                                          approximately $      .   The   Initial
                                          Contracts,  as of  their  origination,
                                          were





                                          secured  by Manufactured Homes located
                                          in __ states and  have  been  selected
                                          by AFL from the manufactured   housing
                                          installment    sale    contracts   and
                                          installment  loan  portfolio of AFL on
                                          the basis of the criteria specified in
                                          the Agreement. Approximately  % of the
                                          Initial   Contracts   by   outstanding
                                          principal  balance  as of the  Cut-off
                                          Date  were  secured  by   Manufactured
                                          Homes located in       ,    % in     ,
                                            % in        ,   % in
                                          and   % in            . No other state
                                          represented more than % of the Initial
                                          Contracts.    All   of   the   Initial
                                          Contracts  bear  interest  at a  fixed
                                          annual  percentage rate (the "Contract
                                          Rate")   which  is  specified  in  the
                                          Contract.    Monthly    payments    of
                                          principal  and interest on the Initial
                                          Contracts  will be due on various days
                                          (each, a "Due Date")  throughout  each
                                          month.  As of the  Cut-off  Date,  the
                                          Contract    Rates   on   the   Initial
                                          Contracts ranged from   % to   %, with
                                          a weighted  average Contract  Rate  of
                                          approximately %. Because the Servicing
                                          Fee is  subordinated  while AFL is the
                                          Servicer,  the  Weighted  Average  Net
                                          Contract  Rate as of the Cut-off  Date
                                          is also %. As of the Cut-off Date, the
                                          Initial   Contracts   had  a  weighted
                                          average  original  term to maturity of
                                          approximately  months  and a  weighted
                                          average  remaining term to maturity of
                                          approximately    months.   The   final
                                          scheduled  payment date on the Initial
                                          Contract  with the latest  maturity is
                                          in  .  The  Initial   Contracts   were
                                          originated  or purchased  from certain
                                          dealers or brokers  during , and . See
                                          "The  Contract  Pool" and  "Prepayment
                                          and Yield Considerations" herein for a
                                          detailed  description  of the  Initial
                                          Contracts.

                                        [Following the initial Cut-Off Date, the
                                          Trust will be  obligated  to  purchase
                                          from  time to time on or before , 199_
                                          subject to the  availability  thereof,
                                          Subsequent  Contracts  which  will  be
                                          originated  on or  before , 199_,  and
                                          acquired  by the  Seller  from AFL for
                                          subsequent  sale to the Trust pursuant
                                          to a Purchase Agreement (the "Purchase
                                          Agreement") between the Seller and the
                                          Trust. The aggregate principal amounts
                                          of Subsequent  Contracts  which may be
                                          acquired  by  the  Trust  is  $  .  In
                                          connection   with  each   purchase  of
                                          Subsequent  Contracts,  the Trust will
                                          be  required  to pay to the  Seller  a
                                          cash  purchase  price  of  100% of the
                                          principal   amount  thereof  from  the
                                          Pre-Funding    Account.    Under   the
                                          Agreement,  AFL will be  obligated  to
                                          sell   Subsequent   Contracts  to  the
                                          Seller for sale to the Trust,  and the
                                          Trust  will be  obligated,  subject to
                                          the satisfaction of certain conditions
                                          described  herein,  to  purchase  such
                                          Subsequent    Contracts.    AFL   will
                                          designate  as a cut-off  date  (each a
                                          "Subsequent  Cut-Off  Date") the first
                                          day of the  month in which  Subsequent
                                          Contracts  will  be  conveyed  by  the
                                          Seller   to   the   Trust    (each   a
                                          "Subsequent  Transfer Date") occurring
                                          during the Funding  Period (as defined
                                          herein). The Trust may







                                          purchase the Subsequent Contracts only
                                          from the Seller and not from any other
                                          person.]

Pre Funding Account.................... On the Closing  Date an  aggregate  cash amount  (the  "Pre-  Funded  Amount"),
                                          which  shall  not  exceed  $ , will be
                                          deposited   with  the  Trustee  in  an
                                          account in the name of the  Trustee on
                                          behalf of the Trust (the "Pre- Funding
                                          Account");  amounts not to exceed $ of
                                          such  aggregate  amount will be funded
                                          from   the   sale   of  the   Class  A
                                          Certificates,   and  may  be  used  to
                                          acquire Subsequent  Contracts.  During
                                          the period (the "Funding Period") from
                                          the Closing Date until the earliest of
                                          the date on which  (i) the  amount  on
                                          deposit in the Pre-Funding  Account is
                                          less than  $100,000,  (ii) an Event of
                                          Default occurs under the Agreement, or
                                          (iii)  the  ,  199_   Remittance  Date
                                          occurs, the Pre- Funded Amount will be
                                          maintained   in   the   Pre-   Funding
                                          Account.  The Pre-Funding Account will
                                          be reduced  during the Funding  Period
                                          by the amount thereof used to purchase
                                          Subsequent   Contracts  in  accordance
                                          with the  Agreement.  AFL expects that
                                          the Pre-Funded  Amount will be reduced
                                          to less  than  $100,000  by the , 199_
                                          Remittance Date. Any Pre-Funded Amount
                                          remaining  at the  end of the  Funding
                                          Period will be used to prepay pro rata
                                          the Class A Certificates on the , 199_
                                          Remittance Date.

Description of Certificates............ The  Certificates   evidence   undivided
                                          interests  in the  Contract  Pool  and
                                          certain  other  property held in trust
                                          for     the     benefit     of     the
                                          Certificateholders.   The  Class  A-1,
                                          Class A-2,  Class  A-3,  Class A-4 and
                                          Class  A-5   Certificates  are  Senior
                                          Certificates  and the Class A-6, Class
                                          B-1,    Class    B-2   and   Class   C
                                          Certificates      are      Subordinate
                                          Certificates, all as described herein.
                                          The Class A-1,  Class A-2,  Class A-3,
                                          Class A-4,  Class  A-5,  Class A-6 and
                                          Class B-1 Certificates are the Offered
                                          Certificates. The Offered Certificates
                                          will be  offered  in  book-entry  form
                                          only in denominations  of $1,000.  The
                                          undivided   percentage  interest  (the
                                          "Percentage  Interest")  evidenced  by
                                          any  particular  Class A-1, Class A-2,
                                          Class A-3, Class A-4, Class A-5, Class
                                          A-6  or  Class  B-1   Certificate  for
                                          purposes of calculating  distributions
                                          to the holder of such Certificate will
                                          be equal to the percentage obtained by
                                          dividing the original  denomination of
                                          such Certificate by the Original Class
                                          A-1  Principal  Balance,  the Original
                                          Class  A-2  Principal   Balance,   the
                                          Original Class A-3 Principal  Balance,
                                          the  Original   Class  A-4   Principal
                                          Balance,   the   Original   Class  A-5
                                          Principal Balance,  the Original Class
                                          A-6 Principal  Balance or the Original
                                          Class  B-1   Principal   Balance,   as
                                          appropriate.

                                        In addition to the Offered Certificates,
                                          the Trust  will  issue two  additional
                                          classes of  Subordinate  Certificates,
                                          the   Class   B-2  and  the   Class  C
                                          Certificates,  which are  subordinated
                                          to the Senior Certificates,  the Class
                                          A-6 and the Class B-1



                                          Certificates to the  extent  described
                                          herein.  The Class B-2 and the Class C
                                          Certificates  are  not  being  offered
                                          hereby.  The  Class  B-2  Certificates
                                          will have an original balance of $
                                          and a  Remittance   Rate  which,   for
                                          purposes     of    this     Prospectus
                                          Supplement,  has been  assumed on each
                                          Remittance  Date to equal % per annum,
                                          subject to a maximum rate equal to the
                                          Weighted  Average Net  Contract  Rate.
                                          The Trust will also issue one residual
                                          class of Certificates  with respect to
                                          each REMIC  election made by the Trust
                                          (the  "Residual  Certificates")  which
                                          are  not  being  offered  hereby.  The
                                          Class C Certificates  and the Residual
                                          Certificates    will    initially   be
                                          retained by the Seller or an affiliate
                                          thereof.

                                        The  Class  B-2,  Class  C and  Residual
                                          Certificates  are not offered  hereby,
                                          and any information  contained  herein
                                          with respect to the Class B-2, Class C
                                          and Residual  Certificates is provided
                                          only to permit a better  understanding
                                          of  the  cash   flow   mechanics   and
                                          subordination provisions of the Trust,
                                          insofar   as   such    mechanics   and
                                          provisions are relevant to the Offered
                                          Certificates. The Senior Certificates,
                                          the  Class  A-6,  the Class  B-1,  the
                                          Class  B-2,  the Class C  Certificates
                                          and  the  Residual   Certificates  are
                                          collectively   referred   to  as   the
                                          "Certificates."

Distributions.......................... On each Remittance  Date,  distributions on the  Certificates  will  be made in
                                          the following  order of priority:  (i)
                                          to   the   holders   of   the   Senior
                                          Certificates,  (ii) to the  holders of
                                          the Class A-6  Certificates,  (iii) to
                                          the   holders   of   the   Class   B-1
                                          Certificates,  (iv) to the  holders of
                                          the Class B-2  Certificates and (v) to
                                          the    holders    of   the   Class   C
                                          Certificates,  in the manner described
                                          below.

                                        Distributions  of interest and principal
                                          to the  holders  of a Class of  Senior
                                          Certificates will be made in an amount
                                          equal   to  the   sum  of  (i)   their
                                          respective Percentage Interests of the
                                          amount  of  interest   calculated   as
                                          described   below  under  "A.   Senior
                                          Interest"  and (ii)  their  respective
                                          Percentage  Interests  of an amount of
                                          principal   calculated   as  described
                                          below under "B. Senior Principal."

                                        Distributions  of interest and principal
                                          to the  Class  A-6  Certificateholders
                                          will  be made in an  amount  equal  to
                                          their respective  Percentage Interests
                                          multiplied    by   the    Class    A-6
                                          Distribution    Amount   (as   defined
                                          below).

                                        Distributions  of interest and principal
                                          to the  Class  B-1  Certificateholders
                                          will  be made in an  amount  equal  to
                                          their respective  Percentage Interests
                                          multiplied    by   the    Class    B-1
                                          Distribution   Amount  (as   described
                                          below).

                                        Distributions  of interest and principal
                                          to the  Class  B-2  Certificateholders
                                          will  be made in an  amount  equal  to
                                          their respective  Percentage Interests
                                          of the Class B-2  Distribution  Amount
                                          (as described below).







                                        The    rights    of   the    Subordinate
                                          Certificateholders  and  the  Residual
                                          Certificateholders      to     receive
                                          distributions  are subordinated to the
                                          rights       of       the       Senior
                                          Certificateholders   to   the   extent
                                          described  herein.  The  rights of the
                                          Class  B-1,  Class  B-2,  Class  C and
                                          Residual Certificateholders to receive
                                          distributions  are subordinated to the
                                          rights     of    the     Class     A-6
                                          Certificateholders,  and the rights of
                                          the Class  B-2,  Class C and  Residual
                                          Certificateholders      to     receive
                                          distributions  are subordinated to the
                                          rights     of    the     Class     B-1
                                          Certificateholders   to   the   extent
                                          described   herein.    The   Class   C
                                          Certificates   represent  a  class  of
                                          subordinated,          "interest-only"
                                          certificates,   the  distributions  on
                                          which are  subordinated  to the rights
                                          of the  Class  B-2  Certificateholders
                                          and, if AFL is no longer the Servicer,
                                          to  the   payment   of   the   Monthly
                                          Servicing  Fee.  The  holders  of  the
                                          Residual Certificates will be entitled
                                          to receive only miscellaneous  amounts
                                          (consisting  of  any  excess  of   the
                                          initial   Pool   Scheduled   Principal
                                          Balance over  the  aggregate   initial
                                          Certifiate  Principal  Balance  of the
                                          Non-IO   Certificates,  together  with
                                          foreclosure   gains   (e.g.,   if    a
                                          foreclosure results in higher proceeds
                                          than the  loan amount, and the obligor
                                          cannot be  located  for the purpose of
                                          receiving such amount)  not   required
                                          to be  distributed on  account  of the
                                          other    classes    of    Certificates
                                          (the "Residual Distribution Amount").

                                        Distributions   will  be  made  on  each
                                          Remittance   Date   commencing  in  to
                                          holders  of  record  on  the   related
                                          Record  Date,  except  that the  final
                                          distribution in respect of the Offered
                                          Certificates  will  only be made  upon
                                          presentation   and  surrender  of  the
                                          Offered  Certificates at the office or
                                          agency  appointed  by the  Trustee for
                                          that purpose in New York, New York.

                                        The "Class A-6 Distribution  Amount" for
                                          any Remittance  Date is intended to be
                                          equal  to  the  "Class   A-6   Formula
                                          Distribution Amount," which equals the
                                          sum  of (i)  the  amount  of  interest
                                          calculated  as  described   under  "C.
                                          Class A-6 Interest"  below and (ii) an
                                          amount  of  principal   calculated  as
                                          described    under   "D.   Class   A-6
                                          Principal"   below.   The  "Class  A-6
                                          Distribution     Amount"    for    any
                                          Remittance  Date will equal the lesser
                                          of   (i)   the   Class   A-6   Formula
                                          Distribution     Amount    for    such
                                          Remittance  Date  or (ii)  the  Amount
                                          Available in the  Certificate  Account
                                          available  for   distribution  to  the
                                          Class  A-6  Certificateholders  (after
                                          giving  effect  to  the  distributions
                                          made to Senior  Certificateholders) on
                                          such  Remittance  Date (the "Class A-6
                                          Remaining Amount Available").

                                        The "Class B-1 Distribution  Amount" for
                                          any Remittance  Date is intended to be
                                          equal  to  the  "Class   B-1   Formula
                                          Distribution Amount," which equals the
                                          sum  of (i)  the  amount  of  interest
                                          calculated  as  described   under  "E.
                                          Class B-1 Interest"  below and (ii) an
                                          amount  of  principal   calculated  as
                                          described    under   "F.   Class   B-1
                                          Principal"   below.   The  "Class  B-1
                                          Distribution     Amount"    for    any
                                          Remittance  Date will equal the lesser
                                          of   (i)   the   Class   B-1   Formula
                                          Distribution     Amount    for    such
                                          Remittance  Date  or (ii)  the  Amount
                                          Available in the  Certificate  Account
                                          available  for   distribution  to  the
                                          Class B-1





                                          Certificateholders    (after    giving
                                          effect to the  distributions  made  to
                                          Senior       and       Class       A-6
                                          Certificateholders) on such Remittance
                                          Date (the "Class B-1 Remaining  Amount
                                          Available").

                                        The "Class B-2  Distribution  Amount" for
                                          any Remittance  Date is intended to be
                                          equal  to  the  "Class   B-2   Formula
                                          Distribution Amount," which equals the
                                          sum  of (i)  the  amount  of  interest
                                          calculated  as  described  below under
                                          "G. Class B-2  Interest," and (ii) the
                                          amount  of  principal   calculated  as
                                          described  below  under "H.  Class B-2
                                          Principal."     The     "Class     B-2
                                          Distribution     Amount"    for    any
                                          Remittance  Date will equal the lesser
                                          of   (i)   the   Class   B-2   Formula
                                          Distribution     Amount    for    such
                                          Remittance  Date  or (ii)  the  Amount
                                          Available in the  Certificate  Account
                                          available  for   distribution  to  the
                                          Class  B-2  Certificateholders  (after
                                          giving  effect  to  the  distributions
                                          made to  Senior,  Class  A-6 and Class
                                          B-1    Certificateholders)   on   such
                                          Remittance   Date  (the   "Class   B-2
                                          Remaining Amount Available").

                                        See  "Description  of the  Certificates"
                                          for  a  detailed  description  of  the
                                          amounts on deposit in the  Certificate
                                          Account  that  will   constitute   the
                                          Amount  Available  on each  Remittance
                                          Date  (the  "Amount  Available").  The
                                          Amount  Available will include amounts
                                          otherwise  payable  to the  holders of
                                          the  Class  A-6,  the Class  B-1,  the
                                          Class    B-2   and    the    Class   C
                                          Certificates,  to AFL  as the  Monthly
                                          Servicing  Fee  and  to  the  Residual
                                          Certificateholders.   The   Class  A-6
                                          Remaining    Amount   Available   will
                                          include amounts  otherwise  payable to
                                          the  holders  of the  Class  B-1,  the
                                          Class    B-2   and    the    Class   C
                                          Certificates,  to AFL  as the  Monthly
                                          Servicing  Fee  and  to  the  Residual
                                          Certificateholders.   The   Class  B-1
                                          Remaining    Amount   Available   will
                                          include amounts  otherwise  payable to
                                          the  holders  of the Class B-2 and the
                                          Class  C  Certificates,  to AFL as the
                                          Monthly   Servicing  Fee  and  to  the
                                          Residual Certificateholders. The Class
                                          B-2 Remaining  Amount  Available  will
                                          include amounts  otherwise  payable to
                                          the    holders    of   the   Class   C
                                          Certificates,  to AFL  as the  Monthly
                                          Servicing  Fee  and  to  the  Residual
                                          Certificateholders.

                                        The "Certificate Principal Balance" of a
                                          Class  of   Certificates   as  of  any
                                          Remittance   Date   is  the   original
                                          principal  balance  of such  Class  of
                                          Certificates    less    all    amounts
                                          previously  distributed  to such Class
                                          on  account of  principal.  The Senior
                                          Principal Balance as of any Remittance
                                          Date  is  the  sum of  the  Class  A-1
                                          Principal   Balance,   the  Class  A-2
                                          Principal   Balance,   the  Class  A-3
                                          Principal   Balance,   the  Class  A-4
                                          Principal  Balance  and the  Class A-5
                                          Principal Balance as of such date.

A. Senior Interest..................... Interest  on the  outstanding  Principal
                                          Balance   of  each   Class  of  Senior
                                          Certificates  will accrue with respect
                                          to each Remittance Date for the period
                                          commencing





                                          on the first day of the calendar month
                                          and  ending  on the  last  day of such
                                          calendar    month    preceding    such
                                          Remittance Date (each such period,  an
                                          "Accrual   Period"),    commencing   .
                                          Interest will be paid  concurrently on
                                          each Class of Senior  Certificates  on
                                          each Remittance Date, to the extent of
                                          the Amount  Available for such date in
                                          the   Certificate   Account,   at  the
                                          related  Remittance  Rate on the Class
                                          A-1 Principal  Balance,  the Class A-2
                                          Principal   Balance,   the  Class  A-3
                                          Principal   Balance,   the  Class  A-4
                                          Principal  Balance  and the  Class A-5
                                          Principal    Balance,    respectively,
                                          before    giving    effect    to   any
                                          distributions on such Remittance Date.
                                          In the  event  that,  on a  particular
                                          Remittance  Date, the Amount Available
                                          in  the  Certificate  Account  is  not
                                          sufficient to make a full distribution
                                          of  interest  to the  holders  of each
                                          Class  of  Senior  Certificates,   the
                                          Amount  Available  will be distributed
                                          among  the   outstanding   Classes  of
                                          Senior  Certificates pro rata based on
                                          the  aggregate  amount of interest due
                                          on each such Class,  and the amount of
                                          the shortfall will be carried  forward
                                          and added to the amount  such  holders
                                          will be  entitled  to  receive  on the
                                          next Remittance  Date. Any such amount
                                          so carried  forward will bear interest
                                          at the related Remittance Rate, to the
                                          extent   legally   permissible.    See
                                          "Description of the Certificates."

B. Senior Principal.................... Holders   of   a   Class    of    Senior
                                          Certificates   will  be   entitled  to
                                          receive  on  each  Remittance  Date as
                                          payments of principal, in the order of
                                          priority  set  forth  below and to the
                                          extent of the Amount  Available in the
                                          Certificate Account on such date after
                                          payment of  interest on all Classes of
                                          Senior  Certificates,  the  sum of (x)
                                          the Senior  Percentage  of the Formula
                                          Principal Distribution Amount for such
                                          Remittance  Date,  and (y) any portion
                                          of the amount  described in clause (x)
                                          preceding which was due to the holders
                                          of the  Senior  Certificates  on prior
                                          Remittance  Dates,  but which  remains
                                          unpaid on such  Remittance  Date.  The
                                          Agreement    defines   the    "Formula
                                          Principal  Distribution  Amount"  with
                                          respect  to a  Remittance  Date as the
                                          sum of (i) all  scheduled  payments of
                                          principal  due  on  each   outstanding
                                          Contract during the related Collection
                                          Period,  (ii) the Scheduled  Principal
                                          Balance of each Contract which, during
                                          the  related  Collection  Period,  was
                                          purchased   by  AFL  pursuant  to  the
                                          Agreement   on   account   of  certain
                                          breaches  of its  representations  and
                                          warranties,    (iii)    all    Partial
                                          Principal  Prepayments applied and all
                                          Principal Prepayments in full received
                                          during the related  Collection Period,
                                          (iv) the Scheduled  Principal  Balance
                                          of  each   Contract   that   became  a
                                          Liquidated    Contract   during   such
                                          related  Collection Period and (v) the
                                          Accelerated Principal Payment, if any,
                                          for  such  Remittance  Date.  When the
                                          Certificate  Principal  Balance  of  a
                                          Class  of   Senior   Certificates   is
                                          reduced    to   zero,    no    further
                                          distributions  of  principal  will  be
                                          made to the holders of such Class.




                                        The   "Senior    Percentage"   for   any
                                          Remittance  Date  prior to the Class B
                                          Cross-over  Date (as  defined  below),
                                          and  for  any  Remittance  Date  on or
                                          after the Class B  Cross-over  Date on
                                          which    any    Class   B    Principal
                                          Distribution Test (as described below)
                                          has not  been  satisfied,  will  equal
                                          100%.  On each  Remittance  Date on or
                                          after the Class B Cross-over  Date, if
                                          each  Class B  Principal  Distribution
                                          Test  has  been   satisfied   on  such
                                          Remittance     Date,    the    "Senior
                                          Percentage"  will  equal  a  fraction,
                                          expressed   as   a   percentage,   the
                                          numerator  of  which is the sum of the
                                          Senior Principal Balance and the Class
                                          A-6   Principal   Balance   for   such
                                          Remittance  Date (before giving effect
                                          to   any    distributions    on   such
                                          Remittance  Date) and the  denominator
                                          of  which   is  the   Pool   Scheduled
                                          Principal  Balance  at the  end of the
                                          second preceding Collection Period.

                                        The "Scheduled  Principal  Balance" of a
                                          Contract for any Collection  Period is
                                          its principal  balance as specified in
                                          its   amortization   schedule,   after
                                          giving effect to any previous  partial
                                          principal  prepayments,  any principal
                                          prepayment   in   full   and   to  the
                                          principal  portion  of  the  scheduled
                                          payment due on its  scheduled  payment
                                          date   (the   "Due   Date")   in  that
                                          Collection  Period, but without giving
                                          effect  to  any   adjustments  due  to
                                          bankruptcy or similar  proceedings and
                                          after  giving  effect  to any  partial
                                          principal   prepayments   applied  and
                                          principal prepayments in full received
                                          during the related  Collection Period.
                                          The "Pool Scheduled Principal Balance"
                                          with respect to any Collection  Period
                                          is  the  aggregate  of  the  Scheduled
                                          Principal  Balances  of all  Contracts
                                          (other than  Liquidated  Contracts and
                                          Contracts  repurchased  by AFL  during
                                          such Collection Period) outstanding at
                                          the end of such Collection  Period.  A
                                          "Liquidated  Contract"  is a defaulted
                                          Contract as to which all amounts  that
                                          the   Servicer   expects   to  recover
                                          through the date of disposition of the
                                          Manufactured Home have been received.

                                        The principal distribution to be made to
                                          the holders of the Senior Certificates
                                          on  any   Remittance   Date   will  be
                                          distributed,  to  the  extent  of  the
                                          Amount   Available  after  payment  of
                                          interest  on  all  Classes  of  Senior
                                          Certificates,  first, to the Class A-1
                                          Certificateholders until the Class A-1
                                          Principal  Balance has been reduced to
                                          zero,    then   to   the   Class   A-2
                                          Certificateholders until the Class A-2
                                          Principal  Balance has been reduced to
                                          zero,    then   to   the   Class   A-3
                                          Certificateholders until the Class A-3
                                          Principal  Balance has been reduced to
                                          zero,    then   to   the   Class   A-4
                                          Certificateholders until the Class A-4
                                          Principal  Balance has been reduced to
                                          zero,    then   to   the   Class   A-5
                                          Certificateholders until the Class A-5
                                          Principal  Balance has been reduced to
                                          zero.

                                        If, on any Remittance  Date prior to the
                                          Class  A-5  Principal   Balance  being
                                          reduced to zero, the Pool




                                          Scheduled  Principal  Balance  at  the
                                          close  of  business on the last day of
                                          the related Collection Period would be
                                          less  than  the sum of the  Class  A-1
                                          Principal   Balance,   the  Class  A-2
                                          Principal   Balance,   the  Class  A-3
                                          Principal   Balance,   the  Class  A-4
                                          Principal  Balance  and the  Class A-5
                                          Principal  Balance on such  Remittance
                                          Date    after    giving    effect   to
                                          distributions  of principal to be made
                                          on  such   date,   then   the   Amount
                                          Available remaining after distribution
                                          of interest on the Senior Certificates
                                          will be  distributed to the Classes of
                                          Senior  Certificates  on  a  pro  rata
                                          basis as a distribution  of principal,
                                          and the amount of the  shortfall  will
                                          be   allocated   pro  rata  among  the
                                          outstanding    Classes    of    Senior
                                          Certificates,    based    upon   their
                                          respective   outstanding   Certificate
                                          Principal Balances.

C. Class A-6 Interest.................. Interest  on the  outstanding  Class A-6
                                          Principal  Balance  will  accrue  with
                                          respect to each Remittance Date during
                                          the related Accrual Period, commencing
                                                     . On each  Remittance Date,
                                          to  the  extent  of  the   Class   A-6
                                          Remaining Amount Available, if any, on
                                          such  Remittance Date after payment of
                                          the   Senior   Distribution    Amount,
                                          interest will be paid to the Class A-6
                                          Certificateholders  at the  Class  A-6
                                          Remittance   Rate  on  the  Class  A-6
                                          Principal   Balance   (before   giving
                                          effect  to any  distributions  on such
                                          Remittance   Date).   The  "Class  A-6
                                          Principal  Balance"  is  the  Original
                                          Class A-6  Principal  Balance less all
                                          amounts previously  distributed to the
                                          Class   A-6    Certificateholders   on
                                          account  of  principal.  In the  event
                                          that, on a particular Remittance Date,
                                          the   Class   A-6   Remaining   Amount
                                          Available,  plus other funds,  if any,
                                          in the Certificate  Account  available
                                          therefor, are not sufficient to make a
                                          full  distribution  of interest to the
                                          Class  A-6   Certificateholders,   the
                                          amount  of  the  deficiency   will  be
                                          carried  forward as an amount that the
                                          Class   A-6   Certificateholders   are
                                          entitled   to   receive  on  the  next
                                          Remittance Date. Any amount so carried
                                          forward  will  bear  interest  at  the
                                          Class  A-6  Remittance  Rate,  to  the
                                          extent   legally   permissible.    See
                                          "Description  of the  Certificates  --
                                          Class A-6 Interest."

D. Class A-6 Principal................. Payments of  principal  on the Class A-6
                                          Certificates  will not commence  until
                                          the Senior Principal  Balance has been
                                          reduced  to zero.  On each  Remittance
                                          Date on or after the date on which the
                                          Senior  Principal   Balance  has  been
                                          reduced to zero,  holders of Class A-6
                                          Certificates   will  be   entitled  to
                                          receive the Senior  Percentage  of the
                                          Formula Principal Distribution Amount,
                                          until the Class A-6 Principal  Balance
                                          has been reduced to zero.

E. Class B-1 Interest.................. Interest  on the  outstanding  Class B-1
                                          Principal  Balance  will  accrue  with
                                          respect to each Remittance Date during
                                          the related Accrual Period, commencing
                                                   .




                                        On each  Remittance  Date,  to the extent
                                          of  the  Class  B-1  Remaining  Amount
                                          Available,  if any, on such Remittance
                                          Date  after   payment  of  the  Senior
                                          Distribution  Amount and the Class A-6
                                          Distribution Amount,  interest will be
                                          paid     to     the      Class     B-1
                                          Certificateholders  at the  Class  B-1
                                          Remittance   Rate  on  the  Class  B-1
                                          Principal   Balance   (before   giving
                                          effect  to any  distributions  on such
                                          Remittance   Date).   The  "Class  B-1
                                          Principal  Balance"  is  the  Original
                                          Class B-1  Principal  Balance less all
                                          amounts previously  distributed to the
                                          Class   B-1    Certificateholders   on
                                          account of principal.

                                        In the  event  that,   on  a   particular
                                          Remittance   Date,   the   Class   B-1
                                          Remaining Amount Available, plus other
                                          funds,  if  any,  in  the  Certificate
                                          Account  available  therefor,  are not
                                          sufficient to make a full distribution
                                          of   interest   to   the   Class   B-1
                                          Certificateholders,  the amount of the
                                          deficiency  will be carried forward as
                                          an   amount   that   the   Class   B-1
                                          Certificateholders   are  entitled  to
                                          receive on the next  Remittance  Date.
                                          Any  amount so  carried  forward  will
                                          bear   interest   at  the   Class  B-1
                                          Remittance Rate, to the extent legally
                                          permissible.  See  "Description of the
                                          Certificates -- Class B-1 Interest."

F. Class B-1 Principal................. Payments of  principal  on the Class B-1
                                          Certificates  will not commence  until
                                          the Class B Cross-over  Date, and will
                                          be made on that  Remittance  Date  and
                                          each  Remittance  Date thereafter only
                                          if each Class B Principal Distribution
                                          Test is satisfied  on such  Remittance
                                          Date  (unless  the  Senior   Principal
                                          Balance  and the Class  A-6  Principal
                                          Balance  have been  reduced to zero in
                                          which   event  none  of  the  Class  B
                                          Distribution Tests need be satisfied).

                                        The "Class B  Cross-over  Date"  will be
                                          the later of (A) the  Remittance  Date
                                          in , or (B) the first  Remittance Date
                                          on  which  the sum of (i)  the  Senior
                                          Principal  Balance on such  Remittance
                                          Date  (before  taking into account any
                                          distributions   to  be  made  on  such
                                          Remittance  Date)  and (ii) the  Class
                                          A-6   Principal    Balance   on   such
                                          Remittance  Date  (before  taking into
                                          account any  distributions  to be made
                                          on such  Remittance  Date)  (such  sum
                                          expressed as a percentage  of the Pool
                                          Scheduled Principal Balance at the end
                                          of  the  second  preceding  Collection
                                          Period)  is less  than %. The  Class B
                                          Principal  Distribution  Tests on each
                                          Remittance  Date  relate to losses and
                                          delinquencies  on the  Contracts,  and
                                          are described  under  "Description  of
                                          the    Certificates   --   Class   B-1
                                          Principal."

                                        On each  Remittance  Date on or after the
                                          Class B Cross-over Date, if each Class
                                          B  Principal   Distribution   Test  is
                                          satisfied  on  such   Remittance  Date
                                          (unless the Senior  Principal  Balance
                                          and the  Class A-6  Principal  Balance
                                          have  been  reduced  to zero in  which
                                          event none of the Class B Distribution
                                          Tests




                                          need  be   satisfied),    Class    B-1
                                          Certificateholders will be entitled to
                                          receive, as payments of principal, the
                                          sum of (i) the Class B  Percentage  of
                                          the  Formula  Principal   Distribution
                                          Amount  and  (ii) any  portion  of the
                                          amount   described   in   clause   (i)
                                          preceding  which  was due to the Class
                                          B-1    Certificateholders   on   prior
                                          Remittance  Dates  but  which  remains
                                          unpaid on such  Remittance  Date; such
                                          amount will only be distributed to the
                                          extent  of  the  Class  B-1  Remaining
                                          Amount  Available  in the  Certificate
                                          Account on such date after  payment of
                                          all interest  payable on the Class B-1
                                          Certificates.

                                        The   Class   B   Percentage   for   any
                                          Remittance  Date on or after the Class
                                          B Cross-over  Date on which each Class
                                          B Principal Distribution Test has been
                                          satisfied  will be equal to 100% minus
                                          the  Senior  Percentage.  The  Class B
                                          Percentage for each  Remittance  Date,
                                          if any,  after  the  Senior  Principal
                                          Balance  and the Class  A-6  Principal
                                          Balance  have  both  been  reduced  to
                                          zero, will be equal to 100%.

G. Class B-2 Interest.................. Interest  on the  outstanding  Class B-2
                                          Principal  Balance  will  accrue  with
                                          respect to each Remittance Date during
                                          the related Accrual Period, commencing
                                                     .

                                        On each Remittance  Date,  to the extent
                                          of  the  Class  B-2  Remaining  Amount
                                          Available,  if any,  for a  Remittance
                                          Date  after   payment  of  the  Senior
                                          Distribution  Amount,  the  Class  A-6
                                          Distribution  Amount and the Class B-1
                                          Distribution  Amount  for  such  date,
                                          interest will be paid to the Class B-2
                                          Certificateholders  on such Remittance
                                          Date at the Class B-2 Remittance  Rate
                                          on the  Class  B-2  Principal  Balance
                                          (before    giving    effect   to   any
                                          distributions   on   such   Remittance
                                          Date).   The  "Class   B-2   Principal
                                          Balance"  is the  Original  Class  B-2
                                          Principal  Balance  less  all  amounts
                                          previously  distributed  to the  Class
                                          B-2  Certificateholders  on account of
                                          principal.

                                        In the event  that,   on  a   particular
                                          Remittance   Date,   the   Class   B-2
                                          Remaining Amount Available, plus other
                                          funds,  if  any,  in  the  Certificate
                                          Account  available  therefor,  are not
                                          sufficient to make a full distribution
                                          of   interest   to   the   Class   B-2
                                          Certificateholders,  the amount of the
                                          deficiency  will be carried forward as
                                          an   amount   that   the   Class   B-2
                                          Certificateholders   are  entitled  to
                                          receive on the next  Remittance  Date.
                                          Any  amount so  carried  forward  will
                                          bear   interest   at  the   Class  B-2
                                          Remittance Rate, to the extent legally
                                          permissible.  See  "Description of the
                                          Certificates -- Class B-2 Interest."

H. Class B-2 Principal................. Payments of  principal  on the Class B-2
                                          Certificates  will not commence  until
                                          the Remittance Date on which the Class
                                          B-1 Principal Balance has been reduced
                                          to  zero  and  will  be  made  on such
                                          Remittance  Date and  each  Remittance
                                          Date  thereafter  only if each Class B
                                          Principal    Distribution    Test   is
                                          satisfied on such



                                          Remittance  Date  (unless  the  Senior
                                          Principal  Balance  and the  Class A-6
                                          Principal Balance have been reduced to
                                          zero in which  event none of the Class
                                          B    Distribution    Tests   need   be
                                          satisfied).  See  "Description  of the
                                          Certificates -- Class B-2 Principal."

                                        On each Remittance Date, on or after the
                                          date on which the Class B-1  Principal
                                          Balance  has been  reduced to zero and
                                          on  which  each   Class  B   Principal
                                          Distribution Test is satisfied (unless
                                          the Senior  Principal  Balance and the
                                          Class A-6 Principal  Balance have been
                                          reduced to zero in which event none of
                                          the Class B Distribution Tests need be
                                          satisfied),      the     Class     B-2
                                          Certificateholders will be entitled to
                                          receive, as payments of principal, the
                                          sum of (i) the Class B  Percentage  of
                                          the  Formula  Principal   Distribution
                                          Amount  and  (ii) any  portion  of the
                                          amount   described   in   clause   (i)
                                          preceding  which  was due to the Class
                                          B-  2   Certificateholders   on  prior
                                          Remittance  Dates  but  which  remains
                                          unpaid on such  Remittance  Date; such
                                          amount will only be distributed to the
                                          extent  of  the  Class  B-2  Remaining
                                          Amount  Available  in the  Certificate
                                          Account on such date, after payment of
                                          all interest  payable on the Class B-2
                                          Certificates.


I.Class C Distributions;
  Overcollateralization Amount ........ The Weighted  Average Net Contract  Rate
                                          for  the  Contract  Pool  is  expected
                                          generally   to  be  higher   than  the
                                          weighted  average  of  the  Remittance
                                          Rates  applicable  to the  Class  A-1,
                                          Class A-2, Class A-3, Class A-4, Class
                                          A-5,  Class  A-6,  Class B-1 and Class
                                          B-2  Certificates  (collectively,  the
                                          "Non-IO      Certificates"),      thus
                                          generating   certain  excess  interest
                                          collections  which,  in the absence of
                                          losses and delinquencies,  will not be
                                          necessary to fund distributions on the
                                          Non-IO  Certificates.   The  Agreement
                                          provides  that this  excess  interest,
                                          together  with,  if  AFL is  then  the
                                          Servicer,  the Monthly  Servicing  Fee
                                          then otherwise due to AFL, be applied,
                                          to  the  extent  available,   to  make
                                          accelerated  payments of  principal to
                                          the class or classes then  entitled to
                                          receive  distributions  of  principal;
                                          such  application is expected to cause
                                          the  aggregate  Certificate  Principal
                                          Balance of the Non-IO  Certificates to
                                          amortize   more   rapidly   than   the
                                          Contract     Pool,     resulting    in
                                          "overcollateralization"   (i.e.,   the
                                          excess of the Pool Scheduled Principal
                                          Balance over the aggregate Certificate
                                          Principal   Balance   of  the   Non-IO
                                          Certificates).  This  excess  interest
                                          for a Collection Period, together with
                                          interest on the  overcollateralization
                                          amount   itself,    on   the   related
                                          Remittance   Date  is  the   "Class  C
                                          Formula  Distribution Amount" for such
                                          Remittance  Date.  On  any  Remittance
                                          Date    the     "Overcollateralization
                                          Amount" will be an amount equal to the
                                          difference  between the Pool Scheduled
                                          Principal Balance as of the end of the
                                          immediately    preceding    Collection
                                          Period and the  aggregate  Certificate
                                          Principal   Balance   of  the   Non-IO
                                          Certificates  on such  Remittance Date
                                          (and after taking





                                          into  account  all other distributions
                                          to be made on such Remittance Date).

                                        The amounts  available to fund the Class
                                          C Formula  Distribution  Amount (which
                                          amount will be the Class B-2 Remaining
                                          Amount  Available  less the  Class B-2
                                          Distribution   Amount   and  less  the
                                          Monthly   Servicing   Fee  (for   such
                                          Remittance Date) such amount being the
                                          "Class C Distribution Amount") will be
                                          applied,  together  with  the  Monthly
                                          Servicing  Fee if AFL is the Servicer,
                                          to make such  accelerated  payments of
                                          principal  on  each   Remittance  Date
                                          until the Overcollateralization Amount
                                          is  approximately   equal  to  $
                                          (the        "Initial          Required
                                          Overcollateralization        Amount").
                                          Thereafter,  the Class C  Distribution
                                          Amount  will  be   available  to  make
                                          distributions  of the  Class C Formula
                                          Distribution  Amount to the holders of
                                          the Class C Certificates,  unless, due
                                          to losses,  the  Overcollateralization
                                          Amount is  decreased,  in which  event
                                          such applications will commence to the
                                          extent   necessary   to  increase  the
                                          actual Overcollateralization Amount to
                                          the   Required   Overcollateralization
                                          Amount.  The  level  of  the  Required
                                          Overcollateralization  Amount is equal
                                          to, for any Remittance Date, (x) prior
                                          to the Class B  Cross-over  Date,  the
                                          Initial Required Overcollateralization
                                          Amount,  (y) on and  after the Class B
                                          Cross-over  Date,  and as long as each
                                          Class B Principal Distribution Test is
                                          then satisfied,  the lesser of (i) the
                                          Initial Required Overcollateralization
                                          Amount and (ii) the greater of (a)   %
                                          of the then  Scheduled  Pool Principal
                                          Balance and (b)  % of the Cut-off Date
                                          Pool Principal  Balance and (z) on and
                                          after the Class B Cross-over  Date, if
                                          any Class B  Distribution  Test is not
                                          satisfied,  the  required  level as of
                                          the immediately  preceding  Remittance
                                          Date.

                                        The  amount,  if  any,  of the  Class  C
                                          Distribution  Amount actually  applied
                                          as an accelerated payment of principal
                                          on any Remittance Date (such amount to
                                          be the lesser of (x) the excess of (i)
                                          the   Required   Overcollateralization
                                          Amount    over    (ii)   the    actual
                                          Overcollateralization  Amount  on such
                                          Remittance  Date  and (y) the  Class C
                                          Distribution  Amount  and the  Monthly
                                          Servicing  Fee if AFL is the  Servicer
                                          for    the    immediately    preceding
                                          Collection Period) is the "Accelerated
                                          Principal Payment" for such Remittance
                                          Date.

Subordination of Class A-6, Class B-1,
  Class B-2, Class C and Residual
  Certificates......................... The rights of the  holders  of the Class
                                          A-6,  Class B-1,  Class  B-2,  Class C
                                          Certificates and Residual Certificates
                                          to receive  distributions with respect
                                          to the  Contracts in the Trust will be
                                          subordinated,  to the extent described
                                          herein,  to such rights of the holders
                                          of  the  Senior   Certificates.   This
                                          subordination  is  intended to enhance
                                          the likelihood



                                          of  regular  receipt by the holders of
                                          the Senior Certificates  of  the  full
                                          amount  of  their  scheduled   monthly
                                          payments of interest and principal and
                                          to  afford  such  holders   protection
                                          against     losses    on    Liquidated
                                          Contracts.

                                        The  protection  afforded to the holders
                                          of the Senior Certificates by means of
                                          the  subordination  of the Class  A-6,
                                          Class  B-1,  Class  B-2,  Class  C and
                                          Residual    Certificates    will    be
                                          accomplished by the preferential right
                                          of the  Senior  Certificateholders  to
                                          receive,  prior  to  any  distribution
                                          being  made  on a  Remittance  Date in
                                          respect of the Class  A-6,  Class B-1,
                                          Class  B-2,   Class  C  and   Residual
                                          Certificates,  the amounts of interest
                                          and   principal   due   them  on  each
                                          Remittance  Date  out  of  the  Amount
                                          Available   on   such   date   in  the
                                          Certificate Account and, if necessary,
                                          by   the   right   of   such    Senior
                                          Certificateholders  to receive  future
                                          distributions  of  Amounts   Available
                                          that would otherwise be payable to the
                                          holders of the Class  A-6,  Class B-1,
                                          Class  B-2,   Class  C  and   Residual
                                          Certificates.

                                        Inaddition,  the  rights of the  holders
                                          of the Class B-1,  Class B-2,  Class C
                                          and Residual  Certificates  to receive
                                          distributions   with  respect  to  the
                                          Contracts will be subordinated, to the
                                          extent  described   herein,   to  such
                                          rights of the holders of the Class A-6
                                          Certificates.  This  subordination  is
                                          intended to enhance the  likelihood of
                                          regular  receipt by the holders of the
                                          Class  A-6  Certificates  of the  full
                                          amount  of  their  scheduled   monthly
                                          payments of interest and principal and
                                          to  afford  such  holders   protection
                                          against     losses    on    Liquidated
                                          Contracts.

                                        The  protection  afforded to the holders
                                          of the Class A-6 Certificates by means
                                          of the subordination of the Class B-1,
                                          Class  B-2,   Class  C  and   Residual
                                          Certificates  will be  accomplished by
                                          the  preferential  right of the  Class
                                          A-6   Certificateholders  to  receive,
                                          prior to any  distribution  being made
                                          on a Remittance Date in respect of the
                                          Class  B-1,  Class  B-2,  Class  C and
                                          Residual Certificates,  the amounts of
                                          interest  and  principal  due  them on
                                          each  Remittance Date out of the Class
                                          A-6 Remaining Amount Available on such
                                          date in the  Certificate  Account and,
                                          if  necessary,  by the  right  of such
                                          Class   A-6    Certificateholders   to
                                          receive future  distributions of Class
                                          A-6 Remaining  Amounts  Available that
                                          would  otherwise  be  payable  to  the
                                          holders of the Class  B-1,  Class B-2,
                                          Class C and Residual Certificates.

                                        The rights of the  holders  of the Class
                                          B-2, Class C and Residual Certificates
                                          to receive  distributions with respect
                                          to the Contracts will be  subordinated
                                          in the same  manner to such  rights of
                                          the     holders    of    the    Senior
                                          Certificates,  Class A-6  Certificates
                                          and Class B-1 Certificates.




                                        The rights of the holders of the Class C
                                          Certificates to receive  distributions
                                          with respect to the  Contracts on each
                                          Remittance  Date will be  subordinated
                                          to the  rights of the  holders  of the
                                          Senior    Certificates,    Class   A-6
                                          Certificates,  Class B-1  Certificates
                                          and Class B-2  Certificates and to the
                                          payment of the Monthly  Servicing Fee.
                                          See      "Description      of      the
                                          Certificates-Subordination   of  Class
                                          A-6, Class B-1, Class B-2, Class C and
                                          Residual Certificates."

                                        The  rights  of  the   holders   of  the
                                          Residual   Certificates   to   receive
                                          distributions   with  respect  to  the
                                          Contracts on each Remittance Date will
                                          be  subordinated  to the rights of the
                                          holders   of  all  other   classes  of
                                          Certificates and to the payment of the
                                          Monthly     Servicing     Fee.     See
                                          "Description  of the  Certificates  --
                                          Subordination of Class A-6, Class B-1,
                                          Class  B-2,   Class  C  and   Residual
                                          Certificates."

Losses on Liquidated Contracts......... As described above,  the distribution of principal  to the Senior and the Class
                                          A-6   Certificateholders  and  to  the
                                          Class   B-1    Certificateholders   is
                                          intended   to   include   the   Senior
                                          Percentage and the Class B Percentage,
                                          respectively,    of   the    Scheduled
                                          Principal  Balance  of  each  Contract
                                          that  became  a  Liquidated   Contract
                                          during   the   preceding    Collection
                                          Period.   If   the   Net   Liquidation
                                          Proceeds  (as  defined  below)  from a
                                          Liquidated  Contract are less than the
                                          Scheduled  Principal  Balance  of such
                                          Liquidated  Contract  plus accrued and
                                          unpaid  interest  thereon plus amounts
                                          reimbursable   to  the   Servicer  for
                                          advances   of   certain    taxes   and
                                          insurance premiums,  the deficiency (a
                                          "Realized  Loss") will, in effect,  be
                                          absorbed   first,   by  the   Residual
                                          Certificateholders,   second,  by  the
                                          Class   C   Certificateholders   (both
                                          through the application of the Class C
                                          Distribution   Amount   to  fund  such
                                          deficiency  and through a reduction in
                                          the   Overcollateralization   Amount),
                                          third,  by the Monthly  Servicing  Fee
                                          (so  long  as AFL  is  the  Servicer),
                                          fourth,     by    the     Class    B-2
                                          Certificateholders,   fifth,   by  the
                                          Class   B-1   Certificateholders   and
                                          sixth,     by    the     Class     A-6
                                          Certificateholders, since a portion of
                                          the  Amount  Available  equal  to such
                                          deficiency and otherwise distributable
                                          to them  will  be  paid to the  Senior
                                          Certificateholders.   If   AFL  is  no
                                          longer the Servicer,  then the Monthly
                                          Servicing  Fee will  become  senior to
                                          all Certificateholders' distributions.
                                          "Liquidation   Proceeds"   means  cash
                                          (including     insurance     proceeds)
                                          received   in   connection   with  the
                                          liquidation  of  defaulted  Contracts,
                                          whether     through      repossession,
                                          foreclosure    sale   or    otherwise,
                                          including any rental  income  realized
                                          from  the   repossessed   Manufactured
                                          Home.   "Net   Liquidation   Proceeds"
                                          means,  as to a  Liquidated  Contract,
                                          all Liquidation  Proceeds  received on
                                          or  prior  to  the  last  day  of  the
                                          Collection   Period   in  which   such
                                          Contract became a Liquidated Contract,
                                          net    of    Liquidation     Expenses.
                                          "Liquidation      Expenses"      means
                                          out-of-pocket  expenses  (exclusive of
                                          any overhead expenses) which are




                                          incurred by the Servicer in connection
                                          with the  liquidation of any defaulted
                                          Contract,  on or  prior to the date on
                                          which the related Manufactured Home is
                                          disposed   of,   including,    without
                                          limitation,  legal fees and  expenses,
                                          and  any  related   and   unreimbursed
                                          expenditures   for   property   taxes,
                                          property  preservation  or restoration
                                          of   the   property   to    marketable
                                          condition.

                                        If the   Amount    Available    is   not
                                          sufficient   to   cover   the   entire
                                          principal   portion   of  the   Senior
                                          Formula Distribution Amount due to the
                                          Senior   Certificateholders   or   the
                                          entire principal  portion of the Class
                                          A-6 Formula Distribution Amount due to
                                          the Class A-6  Certificateholders on a
                                          particular  Remittance  Date, then (i)
                                          if the Senior  Percentage is less than
                                          100%, the Senior  Percentage on future
                                          Remittance Dates will be increased and
                                          the  Class  B  Percentage   on  future
                                          Remittance  Dates will be reduced as a
                                          result of such deficiency and (ii) the
                                          amount  of  the  deficiency   will  be
                                          carried   forward  as  an  amount  the
                                          Senior Certificateholders or the Class
                                          A-6 Certificateholders are entitled to
                                          receive  on future  Remittance  Dates,
                                          until  paid  in  full.  If the  Amount
                                          Available is  sufficient  to cover the
                                          entire principal portion of the Senior
                                          Formula Distribution Amount due to the
                                          Senior   Certificateholders   and  the
                                          entire principal  portion of the Class
                                          A-6 Formula Distribution Amount due to
                                          the Class A-6  Certificateholders on a
                                          particular  Remittance Date but is not
                                          sufficient   to   cover   the   entire
                                          principal  portion  of the  Class  B-1
                                          Formula Distribution Amount due to the
                                          Class  B-1   Certificateholders,   the
                                          amount  of  the  deficiency   will  be
                                          carried  forward as an amount that the
                                          Class   B-1   Certificateholders   are
                                          entitled   to   receive  on  the  next
                                          Remittance Date.

                                        As a result of the subordination  of the
                                          Class    B-1   and   the   Class   B-2
                                          Certificates,  the  Monthly  Servicing
                                          Fee (so long as AFL is the  Servicer),
                                          and the  subordination  of the Class C
                                          and Residual  Certificates,  the Class
                                          A-6 Certificateholders will not absorb
                                          (i)  losses  resulting  from  Realized
                                          Losses or (ii) delinquent  payments on
                                          the Contracts,  at least to the extent
                                          that such  subordination  has not been
                                          exhausted.  See  "Description  of  the
                                          Certificates -- Subordination of Class
                                          A-6, Class B-1, Class B-2, Class C and
                                          Residual Certificates" and "Prepayment
                                          and Yield Considerations."

                                        As a result of the subordination  of the
                                          Class B-2  Certificates,  the  Monthly
                                          Servicing  Fee (so  long as AFL is the
                                          Servicer),  and the  subordination  of
                                          the Class C and Residual Certificates,
                                          the Class B-1 Certificateholders  will
                                          not absorb (i) losses  resulting  from
                                          Realized  Losses  or  (ii)  delinquent
                                          payments on the Contracts, at least to
                                          the extent that such subordination has
                                          not been exhausted.  See  "Description
                                          of the  Certificates --  Subordination
                                          of Class A-6,  Class  B-1,  Class B-2,
                                          Class C and




                                          Residual Certificates" and "Prepayment
                                          and Yield Considerations."

                                        As a result of the subordination  of the
                                          Monthly  Servicing Fee (so long as AFL
                                          is the  Servicer)  and of the  Class C
                                          and Residual  Certificates,  the Class
                                          B-2 Certificateholders will not absorb
                                          (i)  losses  resulting  from  Realized
                                          Losses or (ii) delinquent  payments on
                                          the Contracts,  at least to the extent
                                          that such  subordination  has not been
                                          exhausted.  See  "Description  of  the
                                          Certificates -- Subordination of Class
                                          A-6, Class B-1, Class B-2, Class C and
                                          Residual Certificates" and "Prepayment
                                          and Yield Considerations."

Final Scheduled Remittance Date........ The Final Scheduled  Remittance Date for
                                          each Class of the Offered Certificates
                                          will be the  Remittance  Date in . The
                                          Final  Scheduled  Remittance  Date has
                                          been  determined  by adding six months
                                          to the  maturity  date of the Contract
                                          with  the  latest   stated   maturity.
                                          Because the rate of  distributions  in
                                          reduction of the Principal Balances of
                                          the Offered  Certificates  will depend
                                          on the  rate  of  amortization  of the
                                          Contracts (including  amortization due
                                          to  prepayments  and  defaults),   the
                                          actual final distribution on any Class
                                          of Offered  Certificates  could  occur
                                          significantly  earlier  than the Final
                                          Scheduled Remittance Date. The rate of
                                          payments on the Contracts  will depend
                                          on their  particular  characteristics,
                                          as   well   as   on   interest   rates
                                          prevailing from time to time and other
                                          economic factors, and no assurance can
                                          be given as to the  actual  payment or
                                          default experience of the Contracts.

[Mandatory Prepayment.................. Of the  maximum   original   Pre-Funding
                                          Amount  of $ ,  maximum  amounts  of $
                                          will be funded  from the  proceeds  of
                                          the scale of the Class A Certificates,
                                          and may be used to acquire  Subsequent
                                          Contracts.  In the event that,  on the
                                          199_ Remittance Date, not all of the $
                                          funded  from the  proceeds of the sale
                                          of the Class A Certificates,  has been
                                          used to acquire Subsequent  Contracts,
                                          then the Class A Certificates  will be
                                          prepaid in part on such date, on a pro
                                          rata basis with  respect to the Owners
                                          of  individual   Certificates  of  the
                                          related Class,  from and to the extent
                                          of such remaining amounts.]

Optional Termination................... The Servicer  has the option to purchase from  the  Trust  all  Contracts  then
                                          outstanding  and all other property in
                                          the Trust if, among other  conditions,
                                          on  any   Remittance   Date  the  Pool
                                          Scheduled  Principal  Balance  is less
                                          than  10% of  the  Cut-off  Date  Pool
                                          Principal Balance. See "Description of
                                          the     Certificates    --    Optional
                                          Termination" herein.

Auction Sale........................... The  Agreement   requires  that,  within
                                          ninety   days   following   the  first
                                          Remittance  Date as of which  the Pool
                                          Scheduled  Principal  Balance  is less
                                          than  10% of  the  Cut-off  Date  Pool
                                          Principal Balance, if the


                                          Servicer   has   not  exercised    its
                                          optional  termination  right  by  such
                                          date, the Trustee solicit bids for the
                                          purchase of all Contracts remaining in
                                          the   Trust.   In   the   event   that
                                          satisfactory   bids  are  received  as
                                          described  in the  Agreement,  the net
                                          sale proceeds will be  distributed  to
                                          Certificateholders,  in the same order
                                          of priority as collections received in
                                          respect   of   the    Contracts.    If
                                          satisfactory  bids  are not  received,
                                          the Trustee  shall decline to sell the
                                          Contracts  and  shall not be under any
                                          obligation to solicit any further bids
                                          or  otherwise  negotiate  any  further
                                          sale of the  Contracts.  Such sale and
                                          consequent  termination  of the  Trust
                                          must     constitute    a    "qualified
                                          liquidation" of each REMIC established
                                          by the Trust under Section 860F of the
                                          Internal  Revenue  Code  of  1986,  as
                                          amended,      including,       without
                                          limitation,  the requirement  that the
                                          qualified liquidation takes place over
                                          a period  not to exceed  90 days.  See
                                          "Description  of the  Certificates  --
                                          Auction Sale".

Advances............................... The Servicer will be required, not later than each Remittance  Date, to deposit
                                          into the Certificate Account an amount
                                          equal to the  Scheduled  Payments due,
                                          but not  collected,  with  respect  to
                                          delinquent  Contracts during the prior
                                          Collection Period, but only if, in its
                                          good  faith  business  judgment,   the
                                          Servicer  believes  that such  amounts
                                          will  ultimately  be  recovered  on or
                                          with respect to the related  Contract.
                                          Any  such   amounts  so  advanced  are
                                          "Delinquency       Advances."      See
                                          "Description  of the  Certificates  --
                                          Advances" herein.

Registration of Offered Certificates... The Offered Certificates  initially will be issued in book- entry form. Persons
                                          acquiring     beneficial     ownership
                                          interests in such Offered Certificates
                                          ("Beneficial  Certificate  Owner") may
                                          elect to hold their interests  through
                                          The Depository  Trust Company ("DTC"),
                                          in the United  States,  or Cedel Bank,
                                          societe   anonyme   ("CEDEL")  or  the
                                          Euroclear  System  ("Euroclear"),   in
                                          Europe. Transfers within DTC, CEDEL or
                                          Euroclear, as the case may be, will be
                                          in accordance with the usual rules and
                                          operating  procedures  of the relevant
                                          system.   So  long   as  the   Offered
                                          Certificates       are      book-entry
                                          certificates,       such       Offered
                                          Certificates  will be evidenced by one
                                          or    more    Offered     Certificates
                                          registered  in the  name of Cede & Co.
                                          ("Cede"), as the nominee of DTC or one
                                          of    the    relevant     depositories
                                          (collectively,      the      "European
                                          Depositories"). Cross-market transfers
                                          between  persons  holding  directly or
                                          indirectly  through  DTC,  on the  one
                                          hand,   and   counterparties   holding
                                          directly or  indirectly  through CEDEL
                                          or  Euroclear,  on the other,  will be
                                          effected in DTC through  Citibank N.A.
                                          ("Citibank")  or Morgan Guaranty Trust
                                          Company  of New York  ("Morgan"),  the
                                          relevant   depositories  of  CEDEL  or
                                          Euroclear,  respectively,  and  each a
                                          participating   member  of  DTC.   The
                                          Offered Certificates will initially be
                                          registered  in the name of  Cede.  The
                                          interests    of    such     Beneficial
                                          Certificate



                                          Owners   will   be   represented    by
                                          book-entries on the records of DTC and
                                          participating   members  thereof.   No
                                          Beneficial  Certificate  Owner will be
                                          entitled   to  receive  a   definitive
                                          certificate representing such person's
                                          interest,  except  under  the  limited
                                          circumstances  described  herein.  All
                                          references   herein  to  any   Offered
                                          Certificates  reflect  the  rights  of
                                          Beneficial  Certificate Owners only as
                                          such rights may be  exercised  through
                                          DTC     and     its      participating
                                          organizations  for  so  long  as  such
                                          Offered  Certificates are held by DTC.
                                          See  "Description of the  Certificates
                                          --     Registration     of     Offered
                                          Certificates" herein.

Federal Income Tax Consequences........ One or  more  elections  will be made to treat  certain  assets of the Trust as
                                          one or more REMICs for federal  income
                                          tax   purposes.   Each  class  of  the
                                          Offered     Certificates    will    be
                                          designated as a "regular  interest" in
                                          a  REMIC  and  a  separate   class  of
                                          certificates will be designated as the
                                          "residual  interest"  with  respect to
                                          each  REMIC.  Certificateholders  that
                                          would otherwise  report income under a
                                          cash  method  of  accounting  will  be
                                          required to include in income interest
                                          on the Offered Certificates (including
                                          original  issue  discount,  if any) in
                                          accordance  with an accrual  method of
                                          accounting.   See  "Federal Income Tax
                                          Consequences"   herein   and   in  the
                                          Prospectus.

ERISA Considerations................... Senior  Certificates.   Subject  to  the
                                          conditions  and  discussion  set forth
                                          herein, the Senior Certificates may be
                                          purchased  by employee  benefit  plans
                                          that  are  subject  to  the   Employee
                                          Retirement   Income  Security  Act  of
                                          1974, as amended  ("ERISA") [after the
                                          earlier  of (i) the date on which  the
                                          Funding  Period  expires  and (ii) the
                                          date on which the  Department of Labor
                                          amends  the   Exemption   (as  defined
                                          below)   to   permit    the   use   of
                                          pre-funding accounts  thereunder.] See
                                          "ERISA  Considerations"  herein and in
                                          the Prospectus.

                                        Subordinate Certificates.  Except for an
                                          insurance  company using assets of its
                                          general  account,  a fiduciary  of any
                                          employee  benefit  plan or other  plan
                                          subject to ERISA  and/or  Section 4975
                                          of the Internal  Revenue Code of 1986,
                                          as amended  (the  "Code"),  should not
                                          purchase   or  hold  the   Subordinate
                                          Certificates  as such actions may give
                                          rise to a transaction prohibited under
                                          ERISA or Section 4975 of the Code. See
                                          "ERISA  Considerations"  herein and in
                                          the Prospectus.

Legal Investment....................... The Offered Certificates (other than the
                                          Class B-1 Certificates) at the time of
                                          issuance qualify as "mortgage  related
                                          securities"    under   the   Secondary
                                          Mortgage  Market  Enhancement  Act  of
                                          1984,  as amended  ("SMMEA")  and,  as
                                          such,    will     constitute     legal
                                          investments   for  certain   types  of
                                          investors  to the extent  provided  in
                                          SMMEA.  The Class B-1 Certificates are
                                          not "mortgage related securities"


                                          under   SMMEA.   Accordingly,     many
                                          institutions  with legal  authority to
                                          invest in comparably  rated securities
                                          may  not  be  legally   authorized  to
                                          invest in the Class B-1  Certificates.
                                          Investors  should  consult  their  own
                                          legal advisors in determining  whether
                                          and  to  what   extent   the   Offered
                                          Certificates (other than the Class B-1
                                          Certificates)     constitute     legal
                                          investments  for such  investors.  See
                                          "Legal  Investment   Matters"  in  the
                                          Prospectus.

Ratings................................ It is a condition to the issuance of the
                                          Senior Certificates that they be rated
                                          "    " by                 ("   ") and
                                          "    " by               , ("   ").  It
                                          is a condition to the issuance  of the
                                          Class  A-6  Certificates  that they be
                                          rated  at least "   " by           and
                                          "    " by          . It is a condition
                                          to the  issuance  of  the  Class   B-1
                                          Certificates  that  they be  rated  at
                                          least  " " by and " " by . The  Seller
                                          has  not  requested  a  rating  on the
                                          Offered  Certificates  by  any  rating
                                          agency other than and . However, there
                                          can be no  assurance as to whether any
                                          other  rating  agency will rate any or
                                          all of the Offered Certificates, or if
                                          it does, what rating would be assigned
                                          by any such  other  rating  agency.  A
                                          rating  on any  or all of the  Offered
                                          Certificates  by certain  other rating
                                          agencies,  if assigned at all,  may be
                                          lower than the rating assigned to such
                                          Certificates by either         or    .
                                          See "Ratings" herein.

                                        A security     rating     is    not    a
                                          recommendation  to  buy,  sell or hold
                                          securities   and  may  be  subject  to
                                          revision or withdrawal at any time.



                                  RISK FACTORS

         Prospective Offered Certificateholders should consider, among other things, the factors discussed in the Prospectus under "Risk Factors." In addition, prospective Offered Certificateholders should consider the following in connection with the purchase of Offered Certificates:


         1. A downturn in economic conditions could cause losses to the Holders. An investment in the Certificates may be affected by, among other things, a downturn in national, regional or local economic conditions. The geographic locations of the Manufactured Homes in the Contract Pool are set forth herein. Regional and local economic conditions are often volatile and, historically, regional and local economic conditions, as well as national economic conditions, have affected the delinquency, loan loss and repossession experience of manufactured housing installment sales contracts. Adverse economic conditions in any of the states with high concentrations could adversely affect the delinquency or loan loss experience of the Contracts. Moreover, regardless of its location, manufactured housing generally depreciates in value. Thus, Certificateholders should expect that, as a general matter, the market value of any Manufactured Home will be lower than the outstanding principal balance of the related Contract. See "The Contract Pool." Sufficiently high delinquencies and liquidation losses on the Contracts in the Contract Pool will have the effect of reducing, and could eliminate, the protection against loss afforded by any credit enhancement supporting any Class of the related Certificates. See "Description of Credit Enhancement" in the Prospectus. If such protection is eliminated, or if no such protection is provided, the holders of such Certificates will bear all risk of loss on the Contracts and must rely on the value of the Manufactured Homes for recovery of the outstanding principal of and unpaid interest on any defaulted Contracts.

         2. Security Interests in the Manufactured Homes may not be perfected and the Trust may not realize upon the full amount under the related Contract. On or prior to the Closing Date, AFL will convey the related Contracts to the Seller and the Seller will convey the related Contracts to the Trust.


         Each Contract is secured by a security interest in a Manufactured Home together with, in the case of Land Secured Contracts, the real estate on which the related Manufactured Home is located. Perfection of security interests in the Manufactured Homes and enforcement of rights to realize upon the value of the Manufactured Homes as collateral for the Contracts are subject to a number of federal and state laws, including the Uniform Commercial Code (the "UCC") as adopted in the states in which the Manufactured Homes are located and such states' certificate of title statutes, but generally not their real estate laws. Under such federal and state laws, a number of factors may limit the ability of a holder of a perfected security interest in Manufactured Homes to realize upon such Manufactured Homes or may limit the amount realized to less than the amount due under the related Contract. See "Certain Legal Aspects of the Contracts."

         In addition, because of the expense and administrative inconvenience involved, AFL will not amend any certificates of title relating to any Manufactured Home to change the lienholder specified therein to the Trustee, and will not execute any transfer instrument (including, among, other instruments, UCC-3 assignments) relating to any Manufactured Home in favor of the Trustee or note thereon the Trustee's interest. As a result, AFL will remain the lienholder on the certificate of title relating to the Manufactured Home. In some states, in the absence of such an amendment, execution or notation, the assignment to the Trustee of the security interest in the Manufactured Homes located therein may not be effective or such security interest may not be perfected. If any otherwise effectively assigned security interest in favor of the Trustee is not perfected, such assignment of the security interest to the Trustee may not be effective against creditors of AFL to the extent it continues to be specified as lienholder on any certificate of title or as secured party on any UCC filing, or against a trustee in bankruptcy of AFL.

         Each Contract (other than a Land Secured Contract) will be "chattel paper" as defined in the UCC as in effect in Minnesota (where AFL's executive office is currently located) and the jurisdiction in which the related Manufactured Home was located at origination. Under the UCC as in effect in each such jurisdiction, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the Agreement, the Trustee will have possession of the Contracts. In addition, AFL and the Seller will make appropriate filings of UCC-1 financing statements in the office of the Secretary of State of the State where their principal place of business is located to give notice of the Trustee's ownership of the Contracts. The Trustee's interest in the Contracts could, through the fraud or negligence of the Trustee, be defeated if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment.

         Further, because of the expenses and administrative inconvenience involved, the assignment of mortgages or deeds of trust to the Trustee will not be recorded with respect to the mortgages or deeds of trust (each, a"Mortgage") securing each Land Secured Contract. The failure to record the assignments to the Trustee of the Mortgage securing Land Secured Contracts may result in the sale of such Contracts or the Trustee's rights in the land secured by the Mortgage being ineffective against creditors of AFL or against a trustee in bankruptcy of AFL or against a subsequent purchaser of such Contracts from AFL or Receivables Corp., without notice of the sale to the Trustee. See "The Contract Pool" herein for a description of the programs under which Contracts are originated or purchased by AFL.


         3. Federal and State Consumer Protection Laws may limit collection or principal and interest on the Contracts. Numerous federal and state consumer protection laws could adversely affect the interest of the Trust in the Contracts in the Contract Pool. For instance, as described herein under "Certain Legal Aspects of the Contracts -- Consumer Protection Laws," the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), could, under certain circumstances, cap the amount of interest that may be charged on certain Contracts at 6% and may hinder the ability, of the Servicer to foreclose on such Contracts in a timely fashion. In addition, other federal and state consumer protection laws impose requirements on lending under installment sales contracts and installment loan agreements such as the Contracts, and the failure by the lender or seller of goods to comply with such requirements could give rise to liabilities of assignees for amounts due under such agreements and the right of set-off against claims by such assignees. These laws could apply to the Trust as assignee of the related Contracts. AFL will represent and warrant that, as of the Cut-Off Date, each Contract complies with all requirements of law. A breach of any such representation or warranty that materially adversely affects the Trust's interest in any Contract will create an obligation by AFL to repurchase, or at its option substitute another contract for, such Contract, unless such breach is cured within the time period specified in the Agreement. AFL will have no obligation to repurchase any Contract subject to the Relief Act, however.



         4.   Lack  of   recourse   may  increase risk of losses to the Holders.
The purchase of the Certificates will be without recourse. See "Description of Credit Enhancement" in the Prospectus. The Certificates will not represent an interest in or obligation of, and the Certificates will not be guaranteed by, AFL or Receivables Corp. or any of their affiliates. In addition, the Certificates will not be insured or guaranteed by any governmental agency or instrumentality.

         5. Prepayments and repurchases may adversely affect the yield to maturity of the Certificates. The prepayment experience on the Contracts underlying the Certificates (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of such Certificates. Prepayments on the Contracts in the Contract Pool may be influenced by a variety of economic, geographic, social and other factors, including repossessions, seasonality and interest rates. Other factors affecting prepayment on the Contracts include changes in housing needs, job transfers and unemployment. See "Prepayment and Yield Considerations" herein.

         6. Insolvency of AFL or Receivables Corp. may cause a delay in payment to the Holders. As described herein under "The Contract Pool," each of the Contracts will be conveyed by AFL to Receivables Corp. and by Receivables Corp. to the Trust. Each of AFL and Receivables Corp. intend that their respective conveyance of the Contracts constitute a sale, rather than a pledge of the Contracts to secure its respective indebtedness. However, if any such entity were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee in bankruptcy of such entity or such entity as debtor-in-possession may argue that the sale of the Contracts by such entity was a pledge of the Contracts rather than a sale. This position, if presented to or accepted by a court, could result in a delay in or reduction of distributions to the Certificateholders.

         [7. Lack of Subsequent Contracts could adversely affect the yield to maurity of the Certificates. If the principal amount of eligible Contracts available during the Funding Period and sold to the Trust is less than 100% of the Pre-Funded Amount, the Seller will have insufficient Contracts to sell to the Trust, on the Subsequent Transfer Dates, thereby resulting in prepayments of principal to Owners of one or more Classes of Class A Certificates as described herein. In addition, any conveyance of Subsequent Contracts is subject to the following conditions, among others: (i) each such Subsequent Contract must satisfy the representations and warranties specified in the Purchase Agreement and the Agreement; (ii) AFL will not select such Subsequent Contracts in a manner that they believe is adverse to the interests of the Class A Certificateholders; (iii) AFL will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Contracts; and (iv) as of the Subsequent Cut-Off Date, the Contracts at that time, including the Subsequent Contracts to be conveyed by the Seller as of such Subsequent Cut-Off Date, will satisfy the criteria set forth in the Agreement, as described herein under "The Contract Pool".

         To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Contracts by the Trust by the end of the Funding Period, the Owners of one or more Classes of Class A Certificates will receive a prepayment of principal in an amount equal to the Pre-Funded Amount allocable to such Class and remaining in the Pre-Funding Account following the purchase of any Subsequent Contracts on the first Remittance Date following the Funding Period. Although no assurances can be given, it is anticipated by AFL that the principal amount of Subsequent Contracts sold to the Trust will require the application of substantially all amounts on deposit in the Pre- Funding Account and that there will be no material principal prepayment to the Class A Certificateholders.


         Each Subsequent Contract must satisfy the eligibility criteria referred to above at the time of its addition. However, Subsequent Contracts may have been originated or purchased by AFL using credit criteria different from those which were applied to the Initial Contracts and may be of a different credit quality. Therefore, following the transfer of Subsequent Contracts to the Trust, the characteristics of the Contracts in the Trust may vary significantly from those of the Initial Contracts. See "The Contract Pool".]


                                THE CONTRACT POOL


         All of the Contracts to be sold by Receivables Corp. to the Trust will be originated or purchased by AFL. On or prior to the Closing Date, AFL will sell such Initial Contracts to Receivables Corp. On the date of initial issuance of the Offered Certificates, the Trust will acquire the Initial Contracts comprising the Contract Pool from Receivables Corp. [Additional contracts (the "Subsequent Contracts") are intended to be purchased by the Trust from the Seller from time to time on or before , 199_, from funds on deposit in the Pre-Funding Account.] The Initial Contracts and the Subsequent Contracts are referred herein collectively as the "Contracts". [The Subsequent Contracts to be purchased by the Trust, if available, will be originated on or prior to , 199_, sold by AFL to the Seller and then sold by the Seller to the Trust.] The Agreement will provide that the Contracts must in the aggregate conform to certain specified characteristics described below following the conveyance of the Subsequent Contracts. The Trustee will have possession of the Contracts.


         Each Contract will provide for scheduled payments of principal and interest on specified monthly due dates (each, a "Due Date"). The day of each month constituting the Due Date will vary from Contract to Contract. The scheduled payment due on each monthly Due Date (the "Scheduled Payment") is or will be specified in the Initial Contract or Subsequent Contract, respectively.

         The Contracts will all be actuarial Contracts. Each Contract will bear interest at a fixed annual percentage rate (the "Contract Rate") and will provide for level payments over the term of such Contract that fully amortize the principal balance of such Initial Contract. The Contract Pool will not contain any "step-up rate" Contracts.

         The Contract Pool will contain a limited number of Contracts as to which the real estate is either (i) in lieu of a cash down payment on the Manufactured Home ("Land-in-Lieu Contracts"), representing % of the Contract Pool (by aggregate principal balance as of the Cut-off Date) or (ii) taken as collateral against a loan advanced on the related Manufactured Home together with the real estate on which the Manufactured Home is located ("Land-Home Contracts") (together, "Land Secured Contracts"), representing % of the Contract Pool (by aggregate principal balance as of the Cut-off Date).

         Under the Agreement, the Manufactured Homes are required to comply with the requirements of certain federal statutes. These statutes generally require the Manufactured Homes to have a minimum of 400 square feet of living space and a minimum width of 102 inches and to be of a kind customarily used at a fixed location. Such statutes also require the Manufactured Homes to be transportable in one or more sections, and to be built on a permanent chassis and designed to be used as dwellings, with or without permanent foundations, when connected to the required utilities. The Manufactured Homes include the plumbing, heating, air conditioning and electrical systems contained therein.

         Management of AFL estimates that as of the date of origination in excess of % of the Manufactured Homes are used as primary residences by the obligors under the Initial Contracts (each, an "Obligor") secured by such Manufactured Homes.

         All Contracts will have fixed Contract Rates. As of the Cut-off Date, the Contract Rates on the Initial Contracts ranged % to %. The weighted average Contract Rate as of the Cut-off Date was approximately %. Because the Servicing Fee is subordinated while AFL is the Servicer, the Weighted Average Net Contract Rate as of the Cut-off Date is also %. As of the Cut-off Date, the Initial Contracts had remaining terms to maturity of at least months but not more than months, and original terms to maturity of at least months but not more than months. As of the Cut-off Date, the Initial Contracts had a weighted average remaining term to maturity of approximately months, and a weighted average original term to maturity of approximately months. The average outstanding principal balance of the Initial Contracts as of the Cut-off Date
was $        and the outstanding  principal balances of the Initial Contracts as
of  the   Cut-off Date   ranged from $        to $        . The weighted average
loan-to-value  ratio for the Initial Contracts at origination was    %. "Value"
in such calculation, (i) in the case of Manufactured Home Contracts and Land as Additional Collateral Contracts, is equal to the stated cash sale price of such Manufactured Home, including sales and other taxes, plus, to the extent financed, filing and recording fees imposed by law, premiums for related insurance and prepaid finance charges, (ii) in the case of Land-Home Contracts and Land-in-Lieu Contracts, is equal to the sum of Value in (i) above and the appraised value of the land securing the Initial Contract and (iii) in the case of Refinanced Contracts, is equal to the outstanding principal balance of the Contract refinanced at the time such Refinanced Contract was originated. Manufactured homes, unlike site-built homes, generally depreciate in value, and it has been AFL's experience that, upon repossession, the market value of a manufactured home securing a manufactured housing contract is generally lower than the principal balance of the related manufactured housing contract.

         The Contracts will be secured by Manufactured Homes located in states; approximately % of the Initial Contracts by outstanding principal balance as
of the Cut-off Date were secured by Manufactured Homes located in ,         % in
         ,    % in         ,    % in            and   % in          .  No  other
state represented more than % of the Initial Contracts.

         Approximately % of the Initial Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were new at the time the related Initial Contracts were originated and approximately % of the Initial Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were used at the time the related Initial Contracts were originated.

         All of the Contracts will be conventional Contracts in that they are not insured or guaranteed by any governmental agency or instrumentality.

Conveyance of Subsequent Contracts

         The Agreement permits the Trust to acquire up to $            aggregate
principal balance of Subsequent Contracts. Accordingly, the statistical characteristics of the Contract Pool will vary as of any Subsequent Cut-Off Date upon the acquisition of Subsequent Contracts.

         The obligation of the Trust to purchase the Subsequent Contracts on a Subsequent Transfer Date is subject to the following requirements: (i) such Subsequent Contract may not be _____ or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the stated term to maturity to such Subsequent Contract may not exceed _____ years; (iii) such Subsequent Contract will be a Manufactured Home Contract or a Land Secured Contract and (iv) following the purchase of such Subsequent Contracts by the Trust, the Contracts in the Contract Pool (including the Subsequent Contracts) (a) will have a weighted average Contract Rate of at least %; (b) will have a weighted average original term to stated maturity of not more than months; (c) will have a weighted  average  LTV of not  more  than %; (d) will  have no  Contract  with a
principal  balance in excess of $        ; (e) will have a concentration  not in
excess of % by aggregate principal balance; and (f) will have not more than % in aggregate principal balance of Contracts relating to non-owner occupied Manufactured Homes.

         Set forth below is a description of certain additional characteristics of the Initial Contracts:

      Geographical Distribution of Manufactured Homes as of Origination(1)

                                                                             Aggregate
                                                     Number of               Principal                    % of
                                                      Initial                 Balance                Contract Pool
                                                     Contracts              Outstanding              By Outstanding
                                                       As of               As of Cut-off          Principal Balance As
                    State                           Cut-off Date               Date                 of Cut-off Date
                    -----                           ------------           -------------          --------------------
Alabama......................................                                           $                     %
Arizona......................................
Arkansas.....................................
California...................................
Colorado.....................................
Delaware.....................................
Florida......................................
Georgia......................................
Idaho........................................
Illinois.....................................
Indiana......................................
Iowa.........................................
Kansas.......................................
Kentucky.....................................
Louisiana....................................
Maryland.....................................
Michigan.....................................
Minnesota....................................
Mississippi..................................
Missouri.....................................
Montana......................................
Nebraska.....................................
Nevada.......................................
New Mexico...................................
New York.....................................
North Carolina...............................
Oklahoma.....................................
Oregon.......................................
Pennsylvania.................................
South Carolina...............................
Tennessee....................................
Texas........................................
Utah.........................................
Virginia.....................................
Washington...................................
West Virginia................................
Wisconsin....................................
Wyoming......................................
                                                        ------              -------------             ---------
  Total......................................                              $                                  %
                                                        ======              =============             =========

- --------------------
(1)   Based on billing address of Obligors.

                    Years of Origination of Initial Contracts

                                                                             Aggregate
                                                     Number of               Principal                    % of
                                                      Initial                 Balance                Contract Pool
                                                     Contracts              Outstanding              By Outstanding
                                                       As of               As of Cut-off          Principal Balance As
                    Years                           Cut-off Date               Date                 of Cut-off Date
                    -----                           ------------           -------------          --------------------


    .........................................                                           $                     %
    .........................................
    .........................................
                                                        ------                -----------               -------
  Total......................................                                $                                %
                                                        ======                ===========               =======



       Distribution of Original Principal Balances of Initial Contracts(1)


                                                                                  Aggregate                 % of
                                                           Number of              Principal            Contract Pool
                                                            Initial                Balance             By Outstanding
                                                           Contracts             Outstanding         Principal Balance
                                                             As of              As of Cut-off          As of Cut-off
                   Distribution                           Cut-off Date               Date                   Date
                   ------------                           ------------          -------------        -----------------

$  5,000    or less...........................                                          $             %(2)
$  5,000+ - 10,000............................
$ 10,000+ - 20,000............................
$ 20,000+ - 30,000............................
$ 30,000+ - 40,000............................
$ 40,000+ - 50,000............................
$ 50,000+ - 60,000............................
$ 60,000+ - 70,000............................
$ 70,000+ - 80,000............................
$ 80,000+ - 90,000............................
$ 90,000+ -100,000............................
$100,000+ -110,000............................
$110,000+ -120,000............................
$150,000+...... ..............................
  Total.......................................
                                                              ------              ------------       ---------
                                                                                 $                            %
                                                              ======              ============       =========


(1)      The maximum original Initial Contract principal balance is $          ,
         which represents     % of the original principal balance of the Initial
         Contracts at origination.

(2)      This percentage is less than 0.01%.

                Distribution of Original Loan-to-Value Ratios(1)

                                                                             Aggregate
                                                     Number of               Principal                    % of
                                                      Initial                 Balance                Contract Pool
                                                     Contracts              Outstanding              By Outstanding
                                                       As of               As of Cut-off          Principal Balance As
                Distribution                        Cut-off Date               Date                 of Cut-off Date
                ------------                        ------------           -------------          --------------------

50% or less..................................                                           $                     %
50.01 - 60%..................................
60.01 - 70%..................................
70.01 - 80%..................................
80.01 - 90%..................................
90.01 - 100%.................................
  Total......................................
                                                        ------                -----------            ----------
                                                                             $                                %
                                                        ======                ===========            ==========


- ------------------


(1) Determined at the time of loan origination. The definition of "Value" is set forth above under "The Contract Pool". Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Initial Contracts with high loan-to-value ratios at origination, that at any time after the origination of an Initial Contract the market value of the Manufactured Home securing such Initial Contract may be lower than the outstanding principal balance of such Initial Contract. The original loan-to-value ratio of a Refinanced Contract is determined at the time of origination of such Refinanced Contract for purposes of preparing this table and other statistical information presented herein related to loan-to-value ratios. See "Access Financial Lending Corp. -- Underwriting Guidelines -- Loan-to-Value Ratio" herein. The Contract Pool contained $ in aggregate principal balance of Refinanced Contracts as of the Cut-Off Date.

         The weighted average original loan-to-value ratio of the Initial Contracts as of the Cut-off Date was approximately %.



                                Contract Rates(1)


                                                                             Aggregate
                                                     Number of               Principal                    % of
                                                      Initial                 Balance                Contract Pool
                                                     Contracts              Outstanding              By Outstanding
                                                       As of               As of Cut-off          Principal Balance As
                Contract Rate                       Cut-off Date               Date                 of Cut-off Date
                -------------                       ------------           -------------          --------------------
 6.01 - 7.00%................................                                $                     %
 7.01 - 8.00%................................
 8.01 - 9.00%................................
 9.01 - 10.00%...............................
10.01 - 11.00%...............................
11.01 - 12.00%...............................
12.01 - 13.00%...............................
13.01 - 14.00%...............................
14.01 - 16.00%...............................                                                               (2)
                                                       -------            ---------------          ------------
  Total......................................                            $                                    %
                                                       =======            ===============           ===========



- ------------------

(1)      The  weighted average Contract Rate of the Initial Contracts as of  the
         Cut-off Date was approximately       %.

(2)      This percentage is less than 0.01%.

                   Remaining Terms to Maturity (in Months)(1)

                                                                             Aggregate
                                                     Number of               Principal                    % of
                                                      Initial                 Balance                Contract Pool
                                                     Contracts              Outstanding              By Outstanding
                                                       As of               As of Cut-off          Principal Balance As
               Remaining Terms                      Cut-off Date               Date                 of Cut-off Date
               ---------------                      ------------           --------------         --------------------

  1 - 60.....................................                              $                                  %
 61 - 84.....................................
 85 - 120....................................
121 - 180....................................
181 - 240....................................
241 - 300....................................
301 - 360....................................
                                                      --------              -------------            ----------
  Total......................................                              $                                  %
                                                      ========              =============            ==========


- ------------------
(1) The weighted average remaining term to maturity of the Initial Contracts as of the Cut-off Date was approximately months.

                                  Loan Purpose




                                                                             Aggregate
                                                     Number of               Principal                    % of
                                                      Initial                 Balance                Contract Pool
                                                     Contracts              Outstanding              By Outstanding
                                                       As of               As of Cut-off          Principal Balance As
                   Purpose                          Cut-off Date               Date                 of Cut-off Date
                   -------                          ------------           -------------          --------------------
Purchase.....................................                              $                                  %
Refinance....................................
                                                        ------              -------------            ----------
  Total......................................                              $                                  %
                                                        ======              =============            ==========


                             Manufactured Home Type


                                                                             Aggregate
                                                     Number of               Principal                    % of
                                                      Initial                 Balance                Contract Pool
                                                     Contracts              Outstanding              By Outstanding
                                                       As of               As of Cut-off          Principal Balance As
                    Type                            Cut-off Date               Date                 of Cut-off Date
                    ----                            ------------           -------------          --------------------
Single Wide..................................                                $                                %
Double Wide..................................
                                                         -----                -----------             ---------
  Total......................................                                $                                %
                                                         =====                ===========             =========

                       PREPAYMENT AND YIELD CONSIDERATIONS

         The general prepayment and yield considerations discussed in the Prospectus under "Yield Considerations" are applicable to the Offered Certificates. In addition, prospective Offered Certificateholders should consider the following:

         The Initial Contracts had maturities at origination ranging from months to months, but may be prepaid in full or in part at any time. The prepayment experience of the Contracts (including prepayments due to liquidations of defaulted Contracts) will affect the weighted average life of the Offered Certificates. Based on AFL's experience with the portfolio of conventional manufactured housing contracts serviced by it, AFL anticipates that a number of Contracts will be prepaid in full prior to their maturity. A number of factors, including homeowner mobility, general and regional economic conditions and prevailing interest rates, may influence prepayments. Natural disasters may also influence prepayments. In addition, repurchases of Contracts on account of certain breaches of representations and warranties will have the effect of prepaying such Contracts and therefore will affect the weighted average life of the Offered Certificates. Most of the Initial Contracts contain provisions that prohibit the owner from selling the Manufactured Home without the prior consent of the holder of the related Initial Contract. Such provisions are similar to "due-on-sale" clauses and may not be enforceable in certain states. See "Certain Legal Aspects of the Contracts -- Transfers of Manufactured Homes;
Enforceability of Restrictions on Transfer" herein. Notwithstanding the inclusion of such "due on sale" clauses in the Contract, it is AFL's current policy to permit most sales of Manufactured Homes where the proposed buyer meets AFL's then current underwriting standards and enters into an assumption agreement. See "-- Weighted Average Life of the Offered Certificates" below.

         The allocation of distributions to the Offered Certificateholders in accordance with the Agreement will have the effect of accelerating the amortization of the Classes of Senior Certificates and delaying the amortization of certain other Classes of Offered Certificates from the amortization that otherwise would be applicable if the principal were distributed pro rata according to the outstanding principal balances of each Offered Certificate. If a purchaser of Offered Certificates purchases them at a discount and calculates its anticipated yield to maturity based on an assumed rate of distributions of principal on the Offered Certificates that is faster than the rate actually realized, such purchaser's actual yield to maturity will be lower than the yield so calculated by such purchaser. See "Description of the Certificates -- Distributions."

         As described herein under "Description of the Certificates -- Subordination of Class A-6, Class B-1, Class B-2, Class C and Residual
Certificates" and "-- Losses on Liquidated Contracts," to the extent that, on any Remittance Date, the Amount Available is not sufficient to permit a full distribution of the principal to the Offered Certificateholders, the effect will be to cause the Offered Certificates to be amortized more slowly than they otherwise would have been amortized, and losses on Liquidated Contracts and delinquencies on the Contracts will be borne by the Offered Certificateholders in the manner described thereunder and as described below.

         The distribution of Accelerated Principal Payments to create and thereafter maintain the Overcollateralization Amount at the Required Overcollateralization Amount will accelerate the amortization of the Non-IO Certificates relative to the amortization of the Contract Pool. It is possible that, under certain scenarios and with respect to certain Remittance Dates, if the Required Overcollateralization Amount is reduced and Overcollateralization Reduction Amounts (as defined herein) are paid to the holders of the Class C Certificates, the holders of the Senior, Class A-6, Class B-1 and Class B-2 Certificates may receive no, or reduced, distributions of principal. See "Description of the Certificates - Class C Distributions, Overcollateralization Amounts."

         The Servicer (whether or not AFL remains the Servicer) has the option to repurchase the Contracts and any other property constituting the Trust if on any Remittance Date the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance. See "Description of the Certificates -- Optional Termination" herein. If the Servicer does not exercise such option on the first

Remittance Date on which such option may be exercised, the Trustee will be required to conduct an auction sale as described herein. See "Description of the Certificates -- Auction Sale" herein.

         Although Contract Rates on the Contracts vary, in the event that, with respect to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1 and Class B-2 Certificates, a large number of Contracts having Net Contract Rates equal to or higher than the applicable Remittance Rate (without giving effect to the maximum rate) were to prepay while Contracts having Net Contract Rates lower than such Remittance Rate did not prepay, with the result that the interest collections on the remaining Contracts were not sufficient to support such Remittance Rate, then the Remittance Rate for such Class of Certificates would be equal to the weighted average of the Net Contract Rates on each Contract remaining in the Contract Pool. The "Net Contract Rate" is the contractual rate of interest payable under a Contract (the "Contract Rate"), less, if AFL is no longer the Servicer, the Monthly Servicing Fee allocable to such Contract for such Collection Period.

         Obligors are not required to pay interest on the Contracts after the date of full prepayment of principal or the date of a partial prepayment of principal (to the extent of such partial prepayment). As a result, partial or full prepayments in advance of the related Due Dates for such Contracts in any Collection Period will reduce the amount of interest received from the related Obligors during such Collection Period to less than one month's interest. However, when a Contract is prepaid in full during any Collection Period, but after the Due Date for such Contract in such Collection Period, the effect will be to increase the amount of interest received from the related Obligor during such Collection Period to more than one month's interest. If a sufficient amount of partial prepayments are made or a sufficient number of Contracts are prepaid in full in a given Collection Period in advance of their respective Due Dates, interest received on all of the Contracts during that Collection Period, after netting out the Monthly Servicing Fee (and other expenses of the Trust), may be less than the interest payable on the Senior and/or Subordinate Certificates with respect to such Collection Period. As a result, the Amount Available for the related Remittance Date may not be sufficient to distribute the interest on the Offered Certificates in the full amount set forth herein under "Description of the Certificates -- Distributions on the Certificates" and to make a full distribution of the Formula Principal Distribution Amount to the Senior and/or Subordinate Certificateholders. Although no assurance can be given in this matter, Receivables Corp. does not anticipate that the net shortfall of interest received because of partial prepayments or prepayments in full in any Collection Period would be great enough, in the absence of delinquencies or liquidation losses, to reduce the Amount Available for a Remittance Date below the amount that would have been required to be distributed to Offered Certificateholders on that Remittance Date in the absence of such prepayment interest shortfalls.

         Because the Contracts are actuarial Contracts, the outstanding principal balances thereof will reduce, for purposes of accrual of interest thereon, by a precomputed amortization amount on each Due Date whether or not the Scheduled Payment for such Due Date is received in advance of or subsequent to such Due Date. Thus, the effect of delinquent Scheduled Payments, even if they are ultimately paid by the Obligor, will be to reduce the yields on such Contracts below their respective Contract Rates (because interest will not have accrued on the principal portion of any Scheduled Payment while it is delinquent). If the Servicer does not make a Monthly Advance with respect to such delinquent Contracts as described herein, the result will be to reduce the effective yield to the Trust derived from such Initial Contracts to a yield below their Contract Rates. Under certain circumstances, such yield reductions could cause the aggregate yield to the Trust derived from the Contract Pool to be insufficient to support the distribution of interest on the Offered Certificates, after netting out other expenses of the Trust.

         To the extent that on any Remittance Date the Class A-6 Remaining Amount Available, Class B-1 Remaining Amount Available or Class B-2 Remaining Amount Available is not sufficient to pay to the holders of the Class A-6 Certificates, Class B-1 Certificates or Class B-2 Certificates, respectively, all payments of interest to which such Certificateholders are entitled on such Remittance Date, the Trustee will withdraw the amount of such deficiency from the Certificate Account from funds, if any, which would otherwise constitute a portion of the Amount Available for the following Remittance Date and distribute such funds to the Class A-6, Class B-1 and Class B-2 Certificateholders, as the case may be.

In such event, the Amount Available to be distributed to all Certificateholders, including the holders of the Senior Certificates, on the next Remittance Date will be reduced by such amount.

         The yield to Offered Certificateholders will be below that otherwise produced by the applicable remittance rates because, while, in the absence of losses or delinquencies, one month's interest on the Contracts will be collected during each Collection Period, the portion of such interest to which the Offered Certificateholders are entitled will not be distributed until the ____ day (or, if such day is not a business day, the next business day) of the month following the Collection Period.


[Mandatory Prepayment


         Of the maximum original  Pre-Funding Amount of $      , maximum amounts
of $         will  be  funded  from  the  proceeds  of  the  sale of the Class A
Certificates,  and may be used to  acquire  Subsequent  Contracts.  In the event
that, on the 199_ Payment Date, not all of the $        funded from the proceeds
of the sale of the Class A Certificates, has been used to acquire Subsequent Contracts, then the Class A Certificates will be prepaid in part on such date, on a pro rata basis with respect to the Owners of individual Certificates, from and to the extent of such remaining amounts.


         Although no assurances can be given, it is anticipated by AFL that the principal amount of Subsequent Contracts sold to the Trust will require the application of substantially all the amount on deposit in the Pre-Funding Account and that there should be no material principal prepaid to the Class A Certificateholders.]


Weighted Average Lives of the Offered Certificates

         The following information is given solely to illustrate the effect of prepayments of the Contracts on the weighted average lives of the Offered Certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Contracts.

         Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of an Offered Certificate is determined by (i) multiplying the amount of cash distributions in reduction of the Principal Balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Remittance Date,
(ii) adding the results, and (iii) dividing the sum by the Original Principal Balance of such Certificate. The weighted average life of the Offered Certificates will be affected by the rate at which principal on the Contracts is paid. Principal payments on Contracts may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes repayments (other than from scheduled amortization) and liquidations due to default or other dispositions of Contracts). Prepayments on Contracts may be measured by a prepayment standard or model. The model used in this Prospectus Supplement ("Prepayment Model") is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of new contracts. 100% of the Prepayment Model assumes constant prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the first month of the life of the Contracts and an additional 0.1% per annum in each month thereafter until the 24th month. Beginning in the 24th month and in each month thereafter during the life of the Contracts, 100% of the Prepayment Model assumes a constant prepayment rate of 6% per annum.

         As used in the following table, "0% of the Prepayment Model" assumes no prepayments on the Contracts; "75% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 75% of the Prepayment Model assumed prepayment rates; "100% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 100% of the Prepayment Model assumed prepayment rates; "150% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 150% of the Prepayment Model assumed prepayment rates; "200% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 200% of the Prepayment Model assumed prepayment rates; and "300% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 300% of the Prepayment Model assumed prepayment rates.

         There is no assurance, however, that prepayments of the Contracts will conform to any level of the Prepayment Model, and no representation is made that the Contracts will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of manufactured housing contracts is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates and the rate at which manufactured homeowners sell their manufactured homes or default on their contracts. Other factors affecting prepayment of such contracts include changes in obligors' housing needs, jobs transfers, unemployment and obligors' net equity in the manufactured homes. In the case of mortgage loans secured by site-built homes, in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayments rates than if prevailing interest rates remained at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on such mortgage loans, the rate of prepayment would be expected to decrease. In the case of manufactured housing contracts, however, because the outstanding principal balances are, in general, much smaller than mortgage loan balances and the original term to maturity of each such contract is generally shorter, the reduction or increase in the size of the monthly payments on contracts of the same maturity and principal balance arising from a change in the interest rate there on is generally much smaller. Consequently, changes in prevailing interest rates may not have a similar effect, or may have a similar effect, but to a smaller degree, on the prepayment rates on manufactured housing contracts.

         The percentages and weighted average lives in the following tables were determined assuming that (i) scheduled interest and principal payments on the Contracts are received in a timely manner and prepayments are made at the indicated percentages of the Prepayment Model set forth in the tables; (ii) the Servicer does not exercise its right of optional termination described above;
(iii) the Contracts, as of the Cut-off Date, will be grouped into eight groups having the additional characteristics set forth in the table entitled 'Assumed Contract Characteristics' below; (iv) the Original Principal Balance and Remittance Rate of each Class of Certificates is as described herein; (v) no interest shortfalls will arise in connection with prepayment in full of the Contracts; (vi) there will be no losses on the Contract Pool; (vii) a servicing fee of % per annum will be paid to the Servicer after distribution on the Offered Certificates; (viii) amounts, including Accelerated Principal Payments, will be distributed on account of each class of Certificates in accordance with the payment priorities described herein; (ix) distributions are made on the Certificates on the 15th day of each month commencing on , (x) the Closing Date for the issuance of the Certificates is and (xi) the Class B-2 Remittance Rate is %. The tables assume that there are no losses or delinquencies on the Contracts. No representation is made that losses or delinquencies on the Contracts will be experienced at the rate assumed in the preceding sentence or at any other rate.

                        Assumed Contract Characteristics

                                                                 Original                 Remaining
                       Principal                                 Term to Maturity         Term to Maturity
Pool                   Balance             Contract Rate         (Months)                 (Months)
- ----------------       ---------           -------------         ----------------         ----------------

1..............         $                           %
2..............
3..............
4..............
5..............
6..............
7..............
8..............
                        ---------
                       $
                        =========

         Since the tables were prepared on the basis of the assumptions in the preceding paragraph, there are discrepancies between the characteristics of the actual Contracts and the characteristics of the

Contracts assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Original Class A-1 Principal Balance,
Original  Class A-2 Principal  Balance,  Original  Class A-3 Principal  Balance,
Original Class A-4 Principal Balance, Original Class A-5 Principal Balance, Original Class A-6 Principal Balance and Original Class B-1 Principal Balance outstanding and weighted average lives of such Certificates set forth in the tables. In addition, since the actual Contracts and the Trust have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Senior Certificates may be made earlier or later than indicated in the tables.

         It is not likely that Contracts will prepay at any constant percentage of the Prepayment Model to maturity or that all Contracts will prepay at the same rate. In addition, the diverse remaining terms to maturity of the Contracts (which include recently originated Contracts) could produce slower distributions of principal than indicated in the tables at the various percentages of the Prepayment Model specified even if the weighted average remaining term to maturity of the Contracts is months.

         Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed herein.

         Based on the foregoing assumptions, the following tables indicate the resulting weighted average lives of the Offered Certificates and set forth the percentage of the Original Class A-1 Balance, Original Class A-2 Principal Balance, Original Class A-3 Principal Balance, Original Class A-4 Principal
Balance, Original Class A-5 Principal Balance, Original Class A-6 Principal Balance and Original Class B-1 Principal Balance that would be outstanding after each of the dates shown at the indicated percentages of the Prepayment Model.



                                   [Remainder of page intentionally left blank]

           Percent of the Original Class A-1 Principal Balance at the
                 Respective Percentages of the Prepayment Model

                       Prepayments (% of Prepayment Model)


Date                            0%         75%         100%         150%         200%         300%
- ----                            --         ---         ----         ----         ----         ----

Initial Percentage.......





Weighted Average Life
 (1) (years)...............



(1)      The weighted  average life of a Class A-1  Certificate is determined by
         (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Class A-1 Certificate to the stated Remittance Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Class A-1 Certificate.

           Percent of the Original Class A-2 Principal Balance at the
                 Respective Percentages of the Prepayment Model

                       Prepayments (% of Prepayment Model)



Date                            0%         75%         100%         150%         200%         300%
- ----                            --         ---         ----         ----         ----         ----

Initial Percentage




Weighted Average Life
 (1) (years)



(1)      The weighted  average life of a Class A-2  Certificate is determined by
         (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Class A-2 Certificate to the stated Remittance Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Class A-2 Certificate.

           Percent of the Original Class A-3 Principal Balance at the
                 Respective Percentages of the Prepayment Model

                       Prepayments (% of Prepayment Model)


Date                            0%         75%         100%         150%         200%         300%
- ----                            --         ---         ----         ----         ----         ----

Initial Percentage




Weighted Average Life
 (1) (years)



(1)      The weighted  average life of a Class A-3  Certificate is determined by
         (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Class A-3 Certificate to the stated Remittance Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Class A-3 Certificate.

*        This figure is less than 0.5% but greater than 0%.

           Percent of the Original Class A-4 Principal Balance at the
                 Respective Percentages of the Prepayment Model

                       Prepayments (% of Prepayment Model)


Date                            0%         75%         100%         150%         200%         300%
- ----                            --         ---         ----         ----         ----         ----

Initial Percentage




Weighted Average Life
 (1) (years)



(1)      The weighted  average life of a Class A-4  Certificate is determined by
         (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Class A-4 Certificate to the stated Remittance Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Class A-4 Certificate.

           Percent of the Original Class A-5 Principal Balance at the
                 Respective Percentages of the Prepayment Model

                       Prepayments (% of Prepayment Model)


Date                            0%         75%         100%         150%         200%         300%
- ----                            --         ---         ----         ----         ----         ----

Initial Percentage





Weighted Average Life
 (1) (years)



(1)      The weighted  average life of a Class A-5  Certificate is determined by
         (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Class A-5 Certificate to the stated Remittance Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Class A-5 Certificate.

           Percent of the Original Class A-6 Principal Balance at the
                 Respective Percentages of the Prepayment Model

                       Prepayments (% of Prepayment Model)




Date                            0%         75%         100%         150%         200%         300%
- ----                            --         ---         ----         ----         ----         ----

Initial Percentage





Weighted Average Life
 (1) (years)



(1)      The weighted  average life of a Class A-6  Certificate is determined by
         (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Class A-6 Certificate to the stated Remittance Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Class A-6 Certificate.

           Percent of the Original Class B-1 Principal Balance at the
                 Respective Percentages of the Prepayment Model


                       Prepayments (% of Prepayment Model)


Date                            0%         75%         100%         150%         200%         300%
- ----                            --         ---         ----         ----         ----         ----

Initial Percentage




Weighted Average Life
 (1) (years)



(1)     The weighted  average life of a Class B-1  Certificate  is determined by
        (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Class B-1 Certificate to the stated Remittance Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Class B-1 Certificate.

*       This figure is less than 0.5% but greater than 0.0%.

                         ACCESS FINANCIAL LENDING CORP.

General

        Access Financial Lending Corp. ("AFL"), a Delaware corporation, provides housing finance programs to consumers throughout the United States through its Mortgage Lending and Manufactured Housing Programs. AFL is the successor by merger of Access Financial Lending Corp., a Delaware corporation (formerly Equicon Corporation), whose principal business was the purchase of non-conforming mortgages, and Access Financial Corp., whose principal business was the retail financing of manufactured housing. The merger occurred on July 1, 1996.

        The Company is a wholly-owned subsidiary of Access Financial Holding Corp. ("AFH"), which is a Delaware corporation and wholly-owned subsidiary of Cargill Financial Services Corporation. AFH was formed in January 1996 to facilitate the continued growth of the housing finance business.

        The Company maintains its principal offices at 400 Highway 169 South, Suite 400, St. Louis Park, Minnesota 55426-0365.

        AFL is engaged in the business of, among other things, purchasing, originating, selling and servicing installment sales contracts and installment loan agreements for manufactured housing (hereinafter referred to as "contracts" or "manufactured housing contracts").

        AFL purchases and originates manufactured housing contracts through regional offices throughout the United States, servicing states.

        In addition to its purchases of manufactured housing contracts from dealers, since August 1995, AFL has originated certain contracts through brokers. Each broker will solicit potential obligors to refinance contracts on used manufactured homes with AFL. All broker-originated contracts must meet AFL's underwriting criteria, as described below.

Underwriting Policies

General.

        All manufactured housing contracts that are purchased by AFL from dealers or originated by AFL through a broker are written on forms provided by AFL and are purchased or underwritten, as the case may be, on an individually approved basis. With respect to each retail manufactured housing contract to be purchased from a dealer or submitted by a broker and underwritten, as the case may be, AFL's general practice is to have the dealer or broker submit the customer's credit application, manufacturer's invoice (if the contract is for a new home) and certain other information relating to the contract to the applicable regional office of AFL. Personnel at the regional office make an analysis of the creditworthiness of the customer and of other aspects of the proposed transaction. If the creditworthiness of the customer and other aspects of the transaction are approved by the regional office, AFL purchases the contract after the manufactured home is delivered and set up.

        Because manufactured homes generally depreciate in value, AFL's management believes that the creditworthiness of a potential obligor under a manufactured housing contract should be the most important criterion in determining whether to approve the purchase or origination of such manufactured housing contract. In this regard, AFL uses an underwriting guideline matrix based upon each applicant's credit history, residence history, employment history, debt-to-income ratio and down payment percentage. Although, with respect to certain of these criteria, AFL has minimum requirements, AFL management does not believe that these minimum requirements are themselves generally sufficient to warrant a credit approval of an applicant. Thus, there were and are no requirements on the basis of which, if they are met, credit is routinely approved, and if they are not met, credit is routinely denied. Rather, if an applicant has a low rating with respect to one of the criteria mentioned above, there generally must be a compensating higher rating with respect to other items in order for such applicant to be approved. In addition, in certain cases, credit applications are approved even if certain of the minimum criteria are not met. The ultimate decision to approve or reject a credit application is thus the result of a judgment made by either regional management or AFL senior management.

        AFL's policy is to approve or reject each credit application within 72 hours of receipt. Thus, there is generally less time for credit investigation than is the case, for instance, with loans for site-built homes. Although AFL's management believes that the 72 hour period for approval or rejection of each credit application is in line with industry practice, no assurance can be given that any credit application that was approved in 72 hours would have been approved if a longer period had been provided for credit investigation.

        The qualifications of all regional office personnel authorized to approve or reject credit applications are reviewed by the President and/or the Chief Executive Officer of AFL. All such personnel have certain lending limits applicable to their approval authority. AFL has no set qualifications for any employees to whom authority to approve or reject credit applications may be delegated.

        The credit review and approval practices of each regional office are subject to internal reviews and audits that, through sampling, examine the nature of the verification of credit histories, residence histories, employment histories and debt-to-income ratios of the applicants and evaluate the credit risks associated with the contracts purchased through such regional office by rating the obligors on such contracts according to their credit histories, residence histories, employment histories, debt-to-income ratios and down payment percentage. Selection of underwriting files for review is generally made by the personnel performing the examination, without prior knowledge on the part of regional office personnel of the files to be selected for review. However, AFL has no requirement that any specific random selection procedures be followed, and no assurance can be given that the files reviewed in any examination process are representative of the contract originations in the related regional office. In addition, no statistical analysis is performed on the results of any such examination of underwriting files.

        AFL currently purchases or originates only conventional manufactured housing contracts (that is, contracts that are not insured or guaranteed by a governmental agency or instrumentality).

        Underwriting policies for the origination or purchase on an individual basis of manufactured housing contracts are established by AFL's management and are applicable to all regional offices in AFL's manufactured housing regional office system. Except as described above, during the period in which any Contracts were originated or purchased on an individual basis by AFL there were no significant changes in the aspects of such policies that are described above.

Certain Origination Statistics.

        The volume of manufactured housing contracts originated by AFL or purchased by AFL from dealers on an individual basis for the periods indicated below and certain other information at the end of such periods are as follows:

            Contracts Originated or Purchased on an Individual Basis


                                                                      Months                  Months
                                                                      Ended                    Ended
                                                                     --------                --------
                                                                          (Dollars in Thousands)

Principal balance of contracts purchased.....................       $                        $
Number of contracts purchased................................
Average contract size(1).....................................       $                        $
Average interest rate(1)(2)..................................               %                  %
Number of regional offices(3)................................



(1)  As of period end.

(2)  Weighted average gross coupon.

(3) Includes regional offices originating or purchasing manufactured housing contracts as of the end of the time period.

Servicing

     AFL services all of the manufactured housing contracts that it purchases or originates. AFL plans to retain servicing responsibilities with respect to contracts sold by it. Generally, such servicing responsibilities are also carried out through AFL's centralized servicing facility and regional offices. Servicing responsibilities include collecting principal and interest payments, taxes, insurance premiums and other payments from obligors and, where such contracts have been sold, remitting principal and interest payments to the holders thereof, to the extent such holders are entitled thereto. Collection procedures include repossession and resale of manufactured homes securing defaulted contracts and, if deemed advisable by AFL, entering into workout arrangements with obligors under certain defaulted contracts. Although decisions as to whether to repossess any manufactured home are made on an individual basis, AFL's general policy is to institute repossession procedures promptly after AFL personnel determine that it is unlikely that a defaulted contract will be brought current, and thereafter to diligently pursue the resale of such manufactured homes if the market is favorable. In addition, AFL may enter into arrangements, pursuant to which it will service manufactured housing contracts held by other entities. Such contracts would not be purchased by AFL or sold to such other entities by AFL.

     The following tables show the size of the portfolio of manufactured housing contracts originated and serviced by AFL, together with certain delinquency, loan loss and liquidation experience on the dates indicated:

                           Size of Serviced Portfolio


                                                                       As of                 As of
                                                                             (1)
                                                                      ---------            ----------
                                                                       (Dollars in Thousands)

Unpaid principal balance of contracts being serviced....              $                     $
Average unpaid principal balance............................          $                     $
Number of contracts being serviced.........................



(1)

                             Delinquency Experience



                                                                            As of                    As of
                                                                      -----------------      ---------------------
                                                                                 (Dollars in Thousands)

Number of Contracts Outstanding(1).................................
Number of Contracts Delinquent:(2)
    30 - 59 Days...................................................
    60 - 89 Days...................................................
    90 Days or More................................................
Total Contracts Delinquent.........................................
Delinquencies as a Percentage of Contracts Outstanding(3)..........                   %                          %



(1) Excludes contracts already held in repossession.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months).

(3) As a percentage of the total number of contracts outstanding as of period end.



                      Loan Loss and Repossession Experience


                                                                    For the         For the Nine
                                                                  Fiscal Year       Months Ending
                                                                  End Ending               ,
                                                                     , (1)
                                                                 -------------     ----------------
                                                                       (Dollars in Thousands)
Number of Contracts Serviced(1)................................
Principal Balance of Contracts Serviced(1).....................             $                   $
Contract Liquidations(2).......................................              %                    %
Net Losses:
    Dollars(3).................................................             $                   $
    Percentage(4)..............................................              %                    %





(1) As of period end. Includes contracts already in repossession and stage funding of Land Home contracts.

(2) As a percentage of the total number of contracts being serviced as of period end. The percentage for the months ending is not annualized.

(3) The calculation of net loss on liquidated contracts included unpaid interest
    to  the  date  of  repossession   and  all  expenses  of  repossession   and
    liquidation. The dollar amount for the months ending is not annualized.

(4) As a percentage of the aggregate principal balance of contracts being serviced as of period end. The percentage for the months ending is not annualized.


         The data presented in the foregoing tables is for illustrative purposes only.

                         DESCRIPTION OF THE CERTIFICATES

         The Offered Certificates will be issued pursuant to the Agreement. A form of the Agreement will be made available to prospective investors upon request (made to AFL at the address specified in the Prospectus under
"Incorporation of Certain Documents by Reference") and will be filed with the Securities and Exchange Commission after the initial issuance of the Certificates as an exhibit to a Current Report on Form 8-K. Reference is made to the Prospectus for additional information regarding the terms and conditions of the Agreement.


         Set   forth   below   are  descriptions  of    the  specific  terms and
provisions pursuant to which the Offered Certificates will be issued. The following does not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreement. When particular provisions or terms used in the Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.


General

         The Offered Certificates initially will be issued in book-entry form. Persons acquiring beneficial ownership interests in such Offered Certificates ("Beneficial Certificate Owner") may elect to hold their interests through The Depository Trust Company ("DTC"), in the United States, or Cedel Bank, societe anonyme ("CEDEL") or the Euroclear System ("Euroclear"), in Europe. Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Offered Certificates are book-entry certificates, such Offered Certificates will be evidenced by one or more Offered Certificates registered in the name of Cede & Co. ("Cede"), as the nominee of DTC or one of the relevant depositories (collectively, the "European Depositories"). Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through CEDEL or Euroclear, on the other, will be effected in DTC through Citibank N.A. ("Citibank") or Morgan Guaranty Trust Company of New York ("Morgan"), the relevant depositories of CEDEL or Euroclear, respectively, and each a participating member of DTC. The Offered Certificates will initially be registered in the name of Cede. The interests of such Beneficial Certificate Owners will be represented by book-entries on the records of DTC and participating members thereof. No Beneficial Certificate Owner will be entitled to receive a definitive certificate  representing  such  person's  interest,  except  under the  limited circumstances described herein. All references herein to any Offered Certificates reflect the rights of Beneficial Certificate Owners only as such rights may be exercised through DTC and its participating organizations for so long as such Offered Certificates are held by DTC. See " -- Registration of Offered Certificates" below.

         The Percentage Interest of a Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 Certificate or Class B-1 Certificate is the percentage obtained from dividing the original denomination of such Certificate by the Original Class A-1 Principal Balance, the Original Class A-2 Principal Balance, the Original Class A-3 Principal Balance, the Original Class A-4 Principal
Balance, the Original Class A-5 Principal Balance, the Original Class A-6 Principal Balance or the Original Class B-1 Principal Balance, as appropriate. Definitive Senior Certificates, if issued, will be transferable and exchangeable at the corporate trust office of the Trustee at its Corporate Trust Department in New York or, if it so elects, at the office of an agent in New York, New York. No service charge will be made for any registration of exchange or transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

         The Class B-2 and Class C Certificates are not being offered hereby. The Trust will also issue a residual class in each REMIC created by the Trust (the "Residual Certificates") which are not being offered hereby and will initially be retained by the Seller. The Senior Certificates, the Class A-6 Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class C Certificates and the Residual Certificates are collectively referred to as the "Certificates."

         The Trust includes (i) the Contract Pool, including certain rights to receive payments due on the Contracts on and after the Cut-off Date, (ii) the amounts held from time to time in the "Certificate

Account"  (as  described  herein  under " -- Payment on  Contracts;  Certificate
Account") maintained by the Trustee pursuant to the Agreement, [(iii) the amounts held from time to time in the "Pre-Funding Account" maintained by the Trustee pursuant to the Agreement,] (iv) any property which initially secured a Contract and which is acquired in the process of realizing thereon and (v) the obligation of AFL under certain conditions, to repurchase Contracts sold by it with respect to which certain representations and warranties have been breached and not cured.

         [On the Closing Date, AFL will convey the Initial Contracts to Receivables Corp. and Receivables Corp. will convey the Initial Contracts to the Trust. See "The Contract Pool" herein. Pursuant to the Agreement, following the initial Cut-Off Date, the Trust will be obligated to purchase from time to time on or before 199_, subject to the availability of Subsequent Contracts which will be originated on or before 199_, and acquired by the Seller from AFL for subsequent sale to the Trust pursuant to a Purchase Agreement between the Seller and the Trust. The aggregate principal amounts of Subsequent Contracts which may be acquired by the Trust is $ . In connection with each purchase of Subsequent Contracts, the Trust will be required to pay to the Seller a cash purchase price of 100% of the principal amount thereof from the Pre-Funding Account. Under the Agreement, AFL will be obligated to sell Subsequent Contracts to the Seller for sale to the Trust, and the Trust will be obligated, subject to the satisfaction of certain conditions set forth therein to purchase such Subsequent Contracts. AFL will designate as a Subsequent Cut-Off Date the first day of the month in which the related Subsequent Contracts are conveyed to the Trust. The Trust may purchase the Subsequent Contracts only from the Seller and not from any other person.]


         AFL, as Servicer, will service the Contracts pursuant to the Agreement. The Contracts will be held by the Trustee.

         Distributions of principal and interest to the holders of the Offered Certificates will be made on the ____ day of each month, or, if such day is not a business day, the next succeeding business day (each, a "Remittance Date") beginning in , to the persons in whose names the Offered Certificates are registered at the close of business on the last business day of the month preceding the month in which such distribution payment is made (the "Record Date").

Representations and Warranties

         AFL will make certain warranties with respect to each Contract as of the Closing Date, including that: (a) as of the Cut-off Date the most recent scheduled payment was made or was not delinquent more than 59 days; (b) no provision of a Contract has been waived, altered or modified in any respect, except by instruments or documents contained in the related Contract file; (c) each Contract is a legal, valid and binding obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by laws affecting creditors' rights generally); (d) no Contract is subject to any right of rescission, set-off, counterclaim or defense; (e) each Manufactured Home securing a Contract is covered by hazard insurance; (f) each Contract has been originated by a manufactured housing dealer or AFL in the ordinary course of such dealer's or AFL's business and, if originated by a manufactured housing dealer, was purchased by AFL in the ordinary course of business; (g) no Contract was originated in or is subject to the laws of any jurisdiction whose laws would make unlawful the transfer of the Contract or an interest therein to the Trust;
(h) each Contract complies with all requirements of law; (i) no Contract has been satisfied, subordinated in whole or in part or rescinded and the Manufactured Home securing the Contract has not been released from the lien of the Contract in whole or in part; (j) each Contract creates a valid and enforceable first priority security interest in favor of AFL in the Manufactured Home covered thereby and, with respect to each Land Secured Contract, the lien created thereby has been recorded or will be recorded within six months, and such security interest or lien has been assigned by AFL; (k) all parties to each Contract had capacity to execute such Contract; (l) prior to the transfer of the Contracts by AFL, AFL had good and marketable title to each Contract free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest, and was the sole owner and had full right to transfer such Contract;
(m) as of the Cut-off Date, there was no default, breach, violation or event permitting acceleration under any Contract (except for payment delinquencies permitted by clause (a) above), no event which with notice and the expiration of any grace or cure period would constitute a default, breach, violation or event permitting acceleration under such Contract, and AFL has not waived any of the foregoing; (n) as of the Closing Date there were no liens or claims which have been filed for work, labor or materials affecting a Manufactured Home or any related real property securing a Contract, which are or may be liens prior or equal to the lien of the Contract; (o) each Contract is a fully-amortizing loan with a fixed Contract Rate and provides for level payments over the term of such Contract; (p) each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security; (q) the description of each Contract set forth in the list of Contracts delivered to the Trustee is true and correct; (r) there is only one original of each Contract and each Contract (other any Land Secured Contract) constitutes chattel paper within the meaning of the applicable Uniform
Commercial Code; (s) none of the Contracts had a loan-to-value ratio at origination greater than ____________________; (t) the principal balance of each Refinanced Contract at the time of origination did not exceed the then outstanding principal balance of the Contract refinanced thereby together with certain insurance and refinancing costs; (u) to the best knowledge of AFL, not less than 95% of the Contract Pool relates to Manufactured Homes which were the related Obligors' primary residence at the time of origination; (v) the related Manufactured Home (other than any Manufactured Home relating to a Land-Home Contract) is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located, and as of the Closing Date such Manufactured Home was free of damage and in good repair and (w) each Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code and each Manufactured Home is "manufactured housing" within the meaning of
Section 25(e)(10) of the Code.

         Subject to AFL's option to effect a substitution as described in the next paragraph, AFL will be obligated to repurchase for the Repurchase Price (as defined below) any Contract on the first business day after the first Determination Date which is more than 90 days after AFL becomes aware, or AFL's receipt of written notice from the Trustee or the Servicer, of a breach of any representation or warranty of AFL that materially adversely affects the Trust's interest in any Contract if such breach has not been cured. The Repurchase Price for any Contract will be the remaining principal amount outstanding on such Contract on the date of repurchase plus accrued and unpaid interest thereon at its Contract Rate to the end of the related Due Date.

         In lieu of purchasing a Contract as specified in the preceding paragraph, during the two-year period following the Closing Date, AFL may, at its option, substitute an Eligible Substitute Contract (as defined below) for the Contract that it is otherwise obligated to repurchase (referred to herein as the "Replaced Contract"). An Eligible Substitute Contract is a Contract that (a) as of the date of its substitution, satisfies all of the representations and warranties, (b) after giving effect to the scheduled payment due in the month of such substitution has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of the Replaced Contract, (c) has a Contract Rate that is at least equal to the Contract Rate of the Replaced Contract and (d) has a remaining term to maturity that is not greater than the remaining term to maturity of the Replaced Contract. AFL will be required to deposit in the Certificate Account cash in the amount, if any, by which the Scheduled Principal Balance of the Replaced Contract exceeds the Scheduled Principal Balance of the Contract being substituted.

Payments on Contracts; Certificate Account


         The Trustee will initially establish and maintain an account (the "Certificate Account") at a depository institution organized under the laws of the United States or any state, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation (the "FDIC") whose commercial paper, long-term deposits or long-term unsecured senior debt has a rating of F-1 by Fitch and P-1 by Moody's in the case of commercial paper or in one of the two highest rating categories by Fitch and Moody's in the case of long-term deposits or long-term unsecured senior debt, and which is subject to examination by federal or state authorities or a depository institution otherwise acceptable to Fitch and Moody's (an "Eligible Institution"). The funds in the Certificate Account are required to be invested in Eligible Investments that will mature not later than the business day preceding the applicable Remittance Date. "Eligible Investments" include, obligations of the United States or of any agency thereof backed by the full faith and credit of the United States; certificates of deposit, time deposits and bankers' acceptances sold by eligible financial institutions; commercial paper rated F-1+ by Fitch and P-1 by Moody's; and other obligations acceptable to Fitch and Moody's.


         All payments in respect of principal and interest on the Contracts received by the Servicer (exclusive of Scheduled Payments due prior to the Cut-off Date), including Liquidation Proceeds (net of Liquidation Expenses), are required to be paid into the Certificate Account not later than the second business day following receipt thereof. Amounts received as late payment fees, extension fees, assumption fees or similar fees may be retained by the Servicer as part of its servicing fees. See " -- Servicing Compensation" herein. In addition, the amount paid by AFL for any Contract repurchased as a result of a breach of a representation or warranty under the Agreement, and amounts required to be deposited upon substitution of an Eligible Substitute Contract because of a breach of a representation or warranty (which amounts will be treated as partial principal prepayments) are required to be paid in the Certificate Account. [On each Remittance Date, the Trustee shall withdraw from the Pre-Funding Account any earnings received on investment of the Pre-Funding Amount held by it in the Pre-Funding Account and deposit such earnings in the Certificate Account. On the , 199_ Payment Date, the Trustee shall withdraw from the Pre-Funding Account any funds theretofore remaining and deposit such funds in the Certificate Account.]


         On the third business day prior to each Remittance Date (the "Determination Date"), the Servicer will determine the Amount Available and the amounts to be distributed on the Certificates on such Remittance Date. The "Amount Available" for any Remittance Date is (I) the sum of (a) the amount in the Certificate Account on the close of business on the day immediately preceding such Determination Date and (b) the aggregate amount of Delinquency Advances relating to such Remittance Date, together with certain insurance-related amounts to be deposited by the Servicer for such Remittance Date, less (II) the sum of (a) payments on Contracts that have been repurchased as a result of a breach of a representation or warranty, (b) the Amount Held For Future Distribution, (c) any portion of Liquidation Proceeds used to reimburse the Servicer for Servicing Advances and Delinquency Advances previously made by the Servicer with respect to the related Contract, (d) amounts used to reimburse the Servicer with respect to Nonrecoverable Delinquency Advances and Delinquency Advances and Servicing Advances to the extent permitted by the Agreement, (e) if AFL is not the Servicer, the Monthly Servicing Fee, and (f) amounts which may be withdrawn from the Certificate Account as a result of a deposit thereto made in error, or to fund certain rebates or refunds due to Obligors. The "Amount Held For Future Distribution" as of a Determination Date are amounts representing Scheduled Payments or other collections and recoveries which relate to the second following, or any future, Remittance Date. See " -- Advances" below for a description of the Servicer's advancing responsibilities.

         The Trustee or its Paying Agent will withdraw funds from the Certificate Account on each Remittance Date (but only to the extent of the related Amount Available and, in certain limited circumstances to pay interest on the Subordinate Certificates, from certain other amounts) to make payments to Offered Certificateholders as specified under " -- Distributions" below. As more fully described herein under "The Contract Pool," the day of each month constituting the Due Date of the Scheduled Payments for each Contract will vary from Contract to Contract. In addition, the Contracts may be prepaid in full or in part at any time. Thus, the Amount Available for any Remittance Date (other than the portion thereof consisting of the applicable monthly Delinquency
Advance, if any) will have been deposited into the Certificate Account on various days throughout the preceding calendar month. As a result, payments received at any time during a calendar month will not be distributed to the Offered Certificateholders until the day of the succeeding calendar month (or if such day is not a business day, on the next succeeding business day.) See "Prepayment and Yield Considerations" herein and "Yield Considerations" in the Prospectus. From time to time, as provided in the Agreement, the Servicer will also withdraw funds from the Certificate Account to make payments to it as permitted by the Agreement and described in subclauses (ii), (iv) and (v) of clause (b) in the second preceding paragraph.

Distributions

         On each Remittance Date, distributions on the Offered Certificates will be made in the following order of priority: (i) to the holders of the Senior Certificates, (ii) to the holders of the Class A-6 Certificates, (iii) to the holders of the Class B-1 Certificates, (iv) to the holders of the Class B-2 Certificates, and (v) to the holders of the Class C Certificates, as described below.

         Distributions of interest and, to the extent specified below, principal to holders of a Class of Senior Certificates will be made on each Remittance Date in an amount equal to the sum of (i) their respective Percentage Interests of the amount of interest calculated as described under "Senior Interest" below and (ii) their respective Percentage Interests, distributed to each Class of Senior Certificates in the order of priority described under "Senior Principal" below, of an amount of principal calculated as described below under "Senior Principal." Distributions on the Senior Certificates will be applied first to the payment of interest and then to the payment of principal. The Senior Distribution Amount for any Remittance Date is intended to be equal to the sum (referred to as the "Senior Formula Distribution Amount") of (i) the amount of interest calculated as set forth under "Senior Interest" below and (ii) the amount of principal described below under "Senior Principal," except that, if the Senior Formula Distribution Amount exceeds the Amount Available in the Certificate Account on such Remittance Date, then the Senior Distribution Amount shall instead equal the Amount Available.

         Distributions of interest and, to the extent specified below, principal to holders of Class A-6 Certificates will be made on each Remittance Date in an amount equal to their respective Percentage Interests multiplied by the Class A-6 Distribution Amount. Distributions on the Class A-6 Certificates will be applied first to the payment of interest and then to the payment of principal. The Class A-6 Distribution Amount for any Remittance Date is intended to be equal to the sum (referred to as the "Class A-6 Formula Distribution Amount") of
(i) the amount of interest calculated as set forth under "Class A-6 Interest" below and (ii) on and after the Remittance Date on which the Senior Principal Balance is reduced to zero, the amount of principal described below under "Class A-6 Principal." If the Amount Available in the Certificate Account available for distribution to the Class A-6 Certificateholders (after giving effect to any distribution made to Senior Certificateholders on such Remittance Date) (the "Class A-6 Remaining Amount Available") is less than the Class A-6 Formula Distribution Amount, then the Class A-6 Distribution Amount will equal the Class A-6 Remaining Amount Available and the amount of such deficiency, to the extent not funded by certain other amounts on deposit in the Certificate Account and available therefor, will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date.

         Distributions of interest and, to the extent specified below, principal to holders of Class B-1 Certificates will be made on each Remittance Date in an amount equal to their respective Percentage Interests multiplied by the Class B-1 Distribution Amount. Distributions on the Class B-1 Certificates will be applied first to the payment of interest and then to the payment of principal. The Class B-1 Distribution Amount for any Remittance Date is intended to be equal to the sum (referred to as the "Class B-1 Formula Distribution Amount") of
(a) the amount of interest calculated as set forth under "Class B-1 Interest" below and (b) on and after the Class B Cross-over Date, if each Class B Principal Distribution Test was satisfied on such Remittance Date, the Formula Principal Distribution Amount calculated as described under "Class B-1 Principal" below. If the Amount Available in the Certificate Account available for distribution to the Class B-1 Certificateholders (after giving effect to any distribution made to Senior and Class A-6 Certificateholders on such Remittance
Date) (the "Class B-1 Remaining Amount Available") is less than the Class B-1 Formula Distribution Amount, then the Class B-1 Distribution Amount will equal the Class B-1 Remaining Amount Available and the amount of such deficiency, to the extent not funded by certain other amounts on deposit in the Certificate Account and available therefor, will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date.

         Distributions of interest and, to the extent specified below, principal to holders of the Class B-2 Certificates will be made on each Remittance Date in an amount equal to their respective Percentage Interests of the Class B-2 Distribution Amount. The Class B-2 Distribution Amount for any Remittance

Date is intended to equal to the sum (referred to as the "Class B-2 Formula Distribution Amount") of (a) the amount of interest calculated as set forth under "Class B-2 Interest" below and (b) on and after the Remittance Date on which the Class B-1 Principal Balance is reduced to zero, if each Class B Principal Distribution Test was satisfied on such Remittance Date, the amount of principal described below under "Class B-2 Principal" below. Distributions on the Class B-2 Certificates will be applied first to the payment of interest and then to the payment of principal. If the Amount Available in the Certificate Account available for distribution to the Class B-2 Certificateholders (after giving effect to distributions made to Senior, Class A-6 and Class B-1
Certificateholders on such Remittance Date) (the "Class B-2 Remaining Amount Available") is not sufficient to make a full distribution of the Class B-2 Formula Distribution Amount to the Class B-2 Certificateholders, then the Class B-2 Distribution Amount will equal the Class B-2 Remaining Amount Available and the amount of such deficiency, to the extent not funded by certain other amounts on deposit in the Certificate Account and available therefor, will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date.

         The rights of the Subordinate Certificateholders and the Residual Certificateholders to receive distributions are subordinated to the rights of the Senior Certificateholders, the rights of the Class B-1, Class B-2, Class C and Residual Certificateholders to receive distributions are subordinated to the rights of the Class A-6 Certificateholders, the rights of the Class B-2, Class C and Residual Certificateholders to receive distributions are subordinated to the rights of the Class B-1 Certificateholders, in each case, to the extent described herein. The Class C Certificates represent a class of subordinated, "interest-only" certificates, the distributions on which are subordinated to the rights of the Class B-2 Certificateholders and, for so long as AFL is the Servicer, the payment of the Monthly Servicing Fee. The holders of the Residual Certificates will be entitled to receive only miscellaneous amounts not required to be distributed on account of the other classes of Certificates.

         Each distribution with respect to a Book-Entry Certificate will be paid to DTC, which will credit the amount of such distribution to the accounts of its Participants in accordance with its normal procedures. Each Participant will be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm will be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by DTC and the Participants in accordance with DTC's rules.

         The Servicer will furnish to the Trustee, and the Trustee will send with each distribution on a Remittance Date to each holder of the Offered Certificates, a statement or statements setting forth, among other things, (i) the amount of such distribution allocable to principal (including Principal Prepayments, if any) and (ii) the amount of such distribution allocable to interest.

Senior Interest

         One month's interest (computed on the basis of a 360-day year of twelve 30-day months) will be paid concurrently to the holders of each Class of Senior Certificates on each Remittance Date, to the extent of the Amount Available in the Certificate Account on such date, at the related Remittance Rate on the then outstanding Principal Balance of each Class of Senior Certificates. Interest on each Class of Senior Certificates will accrue with respect to each Remittance Date during the related Accrual Period, commencing .

         The Remittance Rates for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates are %, %, %, % and % per annum, respectively, subject to a maximum rate equal to the Weighted Average Net Contract Rate, computed on the basis of a 360-day year of twelve 30-day months. In all but the most unusual prepayment scenarios, it is anticipated that the applicable Remittance Rate on the Senior Certificates will be the Remittance Rate without giving effect to the maximum rate of the Weighted Average Net Contract Rate. In the unlikely event that a large number of Contracts having Net Contract Rates equal to or greater than such applicable Remittance Rate were to prepay while the Contracts having Net Contract Rates less than such applicable Remittance Rate did not prepay, with the result that interest collections on the remaining Contracts were not sufficient to support such applicable Remittance Rate, then the Remittance Rate for any such Class would be equal to the Weighted Average Net Contract Rate.

         The Certificate Principal Balance of any Class of Senior Certificates of any Remittance Date is the Original Principal Balance of such Class less all amounts previously distributed to holders of such Class on account of principal. The Senior Principal Balance as of any Remittance Date is the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance and the Class A-5 Principal Balance.

         In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account is not sufficient to make a full distribution of interest to the holders of each Class of Senior Certificates, the Amount Available will be distributed among the outstanding Classes of Senior Certificates pro rata based on the aggregate amount of interest due on each such Class, and the amount of shortfall will be carried forward and added to the amount such holders will be entitled to receive on the future Remittance Dates, until paid in full. Such a shortfall could occur, for example, if delinquencies or losses realized on the Contracts were exceptionally high and were concentrated in a particular month. In addition, the Amount Available in the Certificate Account with respect to any Remittance Date may be reduced by the amount of funds, if any, used to cover an interest shortfall on the Class A-6, Class B-1 or Class B-2 Certificates, as described below. Any such amount so carried forward will bear interest at the applicable Remittance Rate for each Class of Senior Certificates, to the extent permitted by law.

Senior Principal


         Holders of a Class of Senior Certificates will be entitled to receive on each Remittance Date as payments of principal, in the order of priority set forth below and to the extent of the Amount Available in the Certificate Account on such date after payment of interest on all Classes of Senior Certificates, the sum of (x) the Senior Percentage of the Formula Principal Distribution Amount for such Remittance Date, and (y) any portion of the amount described in clause (x) preceding which was due to the holders of the Senior Certificates on prior Remittance Dates, but which remains unpaid on such Remittance Date. The Agreement defines the "Formula Principal Distribution Amount" with respect to a Remittance Date as the sum of (i) all scheduled payments of principal due on each outstanding Contract during the related Collection Period, (ii) the Scheduled Principal Balance of each Contract which, during the related Collection Period, was purchased by AFL pursuant to the Agreement on account of certain breaches of its representations and warranties, (iii) all Partial Principal Prepayments applied and all Principal Prepayments in full received during the related Collection Period, (iv) the Scheduled Principal Balance of each Contract that became a Liquidated Contract during such related Collection Period, (v) the Accelerated Principal Payment, if any, for such Remittance Date [and (vi) on the , 199_ Remittance Date, any amount remaining on deposit in the Pre-Funding Account.] When the Certificate Principal Balance of a Class of Senior Certificates is reduced to zero, no further distributions of principal will be made to the holders of such Class.


         The "Senior Percentage" for any Remittance Date prior to the Class B Cross-over Date, and for any Remittance Date on or after the Class B Cross-over Date on which any Class B Principal Distribution Test is not satisfied (each as described under "Class B-1 Principal" below) will be 100%, and for any Remittance Date on or after the Class B Cross-over Date on which each Class B Principal Distribution Test is satisfied will equal a fraction, expressed as a percentage, the numerator of which is the sum of the Senior Principal Balance and the Class A-6 Principal Balance for such Remittance Date (before giving effect to any distributions on such Remittance Date) and the denominator of which is the Pool Scheduled Principal Balance at the end of the second preceding Collection Period. The Scheduled Principal Balance of a Contract for any Collection Period is its principal balance as specified in its amortization schedule at the time relating thereto (before any adjustment to such schedule by reason of bankruptcy, moratorium or similar waiver or grace period) as of the Due Date in the Collection Period next preceding such Remittance Date, after giving effect to the principal portion of the scheduled payment due on such Due Date and irrespective of any delinquency in payment on such Contract and after giving effect to any partial prepayments applied and prepayments in full received during the related Collection Period. The "Pool Scheduled Principal Balance" is the aggregate of the Scheduled Principal Balances of all Contracts (other than Liquidated
Contracts and Contracts purchased by AFL during such Collection Period) outstanding at the end of such Collection Period. A "Liquidated Contract" is a defaulted Contract as to which all amounts that the Servicer expects to recover through the date of disposition of the Manufactured Home have been received.

         The principal distribution to be made to the holders of the Senior Certificates on any Remittance Date will be distributed, to the extent of the Amount Available after payment of interest on all Classes of Senior
Certificates, first to the Class A-1 Certificateholders until the Class A-1 Principal Balance has been reduced to zero, then to the Class A-2 Certificateholders until the Class A-2 Principal Balance has been reduced to zero, then to the Class A-3 Certificateholders until the Class A-3 Principal Balance has been reduced to zero, then to the Class A-4 Certificateholders until the Class A-4 Principal Balance has been reduced to zero, then to the Class A-5 Certificateholders until the Class A-5 Principal Balance has been reduced to zero.

         If, on any Remittance Date prior to the Class A-5 Principal Balance being reduced to zero, the Pool Scheduled Principal Balance at the close of business on the last day of the related Collection Period would be less than the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance and the Class A-5 Principal Balance on such Remittance Date after giving effect to distributions of principal to be made on such date, then the Amount Available remaining after distribution of interest on the Senior Certificates will be distributed to the Classes of Senior Certificates on a pro rata basis as a distribution of the Senior Percentage of the Formula Principal Distribution Amount, and the amount of the shortfall will be allocated pro rata among the outstanding Classes of Senior Certificates, based upon their respective outstanding Certificate Principal Balances.

         As hereinafter described, all Realized Losses will be absorbed first, by the Residual Certificates, second, by the Class C Certificates, third, by the Monthly Servicing Fee otherwise payable to AFL in its capacity as Servicer, fourth, by the Class B-2 Certificates, fifth, by the Class B-1 Certificates and sixth, by the Class A-6 Certificates. If the Amount Available on any Remittance Date is less than the Senior Distribution Amount, the Amount Available will be applied first to the payment of interest pro rata to the outstanding Senior Certificates, based on the aggregate amount of interest then payable on each Class of Senior Certificates and then to the payment of principal to the Class of Senior Certificates then entitled thereto.

Class A-6 Interest

         Interest will be paid to the Class A-6 Certificateholders on each Remittance Date, to the extent of the Class A-6 Remaining Amount Available, if any. Interest on the outstanding Class A-6 Principal Balance will accrue with respect to each Remittance Date during the related Accrual Period, commencing
              . On each Remittance Date, to the extent of the Class A-6 Remaining Amount Available, if any, on such Remittance Date after payment of the Senior Distribution Amount, interest will be paid to the Class A-6 Certificateholders at the Class A-6 Remittance Rate on the Class A-6 Principal Balance (before giving effect to any distributions on such Remittance Date). The Class A-6 Principal Balance is the Original Class A-6 Principal Balance less the sum of all amounts previously distributed to Class A-6 Certificateholders on account of principal. In the event that, on a particular Remittance Date, the Class A-6 Remaining Amount Available in the Certificate Account is not
sufficient to make a full distribution of interest to the Class A-6 Certificateholders, funds in the Certificate Account representing collections received after the related Collection Period will be applied to such deficiency, and any remaining deficiency will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the Class A-6 Remittance Rate, to the extent permitted by law.

         The Class A-6 Remittance Rate on each Remittance Date will be % per annum, subject to a maximum rate equal to the Weighted Average Net Contract Rate, computed on the basis of a 360-day year of twelve 30-day months. In all but the most unusual prepayment scenarios, it is anticipated that the Class A-6 Remittance Rate will be %. In the unlikely event that a large number of Contracts having Net Contract Rates equal to or higher than % (which Contracts represent approximately
    % of the Cut-off Date Pool Principal Balance) were to prepay while the Contracts having Net Contract Rates lower than % did not prepay, with the result that the interest collections on the remaining Contracts were not sufficient to support a Class A-6 Remittance Rate of %, then the Class A-6 Remittance Rate would be equal to the Weighted Average Net Contract Rate.

Class A-6 Principal

         On each Remittance Date on or after the date on which the Senior Principal Balance has been reduced to zero, Class A-6 Certificateholders will be entitled to receive, as payments of principal, the sum of (i) the Senior Percentage of the Formula Principal Distribution Amount, and (ii) any portion of the amount described in clause (i) preceding which was due to the Class A-6 Certificateholders on prior Remittance Dates, but which remains unpaid on such Remittance Date; such amount will only be distributed to the extent of the Class A-6 Remaining Amount Available in the Certificate Account on such Remittance Date, after payment of all interest payable on the Class A-6 Certificates. On each Remittance Date on or after the Class B Cross-over Date on which each Class B Principal Distribution Test is satisfied, payments of principal will be made to Class B-1 or Class B-2 Certificateholders, even if Class A-6 Certificateholders are not yet entitled to receive payments of principal because the Senior Principal Balance has not been reduced to zero.

Class B-1 Interest

         Interest will be paid to the Class B-1 Certificateholders on each Remittance Date, to the extent of the Class B-1 Remaining Amount Available if any. Interest on the outstanding Class B-1 Principal Balance will accrue with respect to each Remittance Date during the related Accrual Period, commencing
              . On each Remittance Date, to the extent of the Class B-1 Remaining Amount Available, if any, on such Remittance Date after payment of the Senior Distribution Amount and the Class A-6 Distribution Amount, interest will be paid to the Class B-1 Certificateholders at the Class B-1 Remittance Rate on the Class B-1 Principal Balance (before giving effect to any distributions on such Remittance Date). The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less the sum of all amounts previously distributed to Class B-1 Certificateholders on account of principal. In the event that, on a particular Remittance Date, the Class B-1 Remaining Amount Available is not sufficient to make a full distribution of interest to the Class B-1 Certificateholders, funds in the Certificate Account representing collections received after the related Collection Period will be applied to such deficiency, and any remaining deficiency will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date.

         The Class B-1 Remittance Rate on each Remittance Date will be % per annum, subject to a maximum rate equal to the Weighted Average Net Contract Rates, computed on the basis of a 360-day year of twelve 30-day months. In all but the most unusual prepayment scenarios, it is anticipated that the Class B-1 Remittance Rate will be %. In the unlikely event that a large number of Contracts having Net Contract Rates equal to or higher than % (which Contracts represent approximately
 % of the Cut-off Date Pool Principal Balance) were to prepay while the Contracts having Net Contract Rates lower than % did not prepay, with the result that the interest collections on the remaining Contracts were not sufficient to support a Class B-1 Remittance Rate of %, then the Class B-1 Remittance Rate would be equal to the Weighted Average Net Contract Rate.

Class B-1 Principal

         Prior to the Class B Cross-over Date, there will be no distributions of principal on the Class B-1 Certificates. The Class B Cross-over Date will be the later of (A) the Remittance Date in or the first Remittance Date on which the sum of (i) the Senior Principal Balance on such Remittance Date (before taking into account any distributions to be made on such Remittance Date) and (ii) the Class A-6 Principal Balance on such Remittance Date (before taking into account any distributions to be made on such Remittance Date) (such sum expressed as a percentage of the Pool Scheduled Principal Balance at the end of the second preceding Collection Period) is less than %.

         On each Remittance Date on or after the Class B Cross-over Date and prior to the Remittance Date on which the Senior Principal Balance and the Class A-6 Principal Balance are reduced to zero, holders of Class B-1 and Class B-2 Certificates will be entitled to distributions of principal only if each of the following tests (each a "Class B Principal Distribution Test") is satisfied on such Remittance Date: (i) the Average Sixty-Day Delinquency Ratio (as defined below) as of such Remittance Date must not exceed %; (ii) the Average Thirty-Day Delinquency Ratio (as defined below) as of such Remittance Date must not exceed %; (iii) the Cumulative Realized Losses (as defined below) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs;
(iv) the Current Realized Loss Ratio (as defined below) as of such Remittance Date must not exceed % if AFL is the Servicer, or % if AFL is not the Servicer;
(v) the sum of (a) the Senior Principal Balance on such Remittance Date and (b) the Class A-6 Principal Balance divided by the Pool Scheduled Principal Balance at the end of the second preceding Collection Period must be less than %; and
(vi) the sum of (a) the Class B-1 and Class B-2 Principal Balance and (b) the Overcollateralization Amount must not be less than % of the Aggregate Principal Balance of the Contracts as of the Cut-off Date.

         The "Average Sixty-Day Delinquency Ratio" for any Remittance Date will be equal to the arithmetic average, for such Remittance Date and for the two immediately preceding Remittance Dates, of a fraction, expressed as a percentage, the numerator of which is the aggregate of the Scheduled Principal Balance of all Contracts (including Contracts in repossession) that were delinquent 60 days or more as of the end of the Collection Period preceding such Remittance Date, and the denominator of which is the Pool Scheduled Principal Balance as of such date. The "Average Thirty-Day Delinquency Ratio" for any Remittance Date will be equal to the arithmetic average, for such Remittance Date and for the two immediately preceding Remittance Dates, of a fraction, expressed as a percentage, the numerator of which is the aggregate of the Scheduled Principal Balance of all Contracts (including Contracts in repossession) that were delinquent 30 days or more as of the end of the Collection Period preceding such date, and the denominator of which is the Pool Scheduled Principal Balance as of such date. The "Current Realized Loss Ratio" for any Remittance Date will be equal to a fraction, expressed as a percentage, the numerator of which is the aggregate of all Realized Losses during the twelve immediately preceding Collection Periods, and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balance as of the last day of the twelfth preceding Collection Period and the Pool Scheduled Principal Balance as of the last day of the immediately preceding Collection Period. The "Cumulative Realized Losses" for any Remittance Date will be equal to the sum of all liquidation losses of all Contracts that became Liquidated Contracts since the Cut-off Date.

         On each Remittance Date on or after the Class B Cross-over Date, if each Class B Principal Distribution Test is satisfied on such Remittance Date (unless the Senior Principal Balance and the Class A-6 Principal Balance have been reduced to zero in which event none of the Class B Distribution Tests need be satisfied), Class B-1 Certificateholders will be entitled to receive, as payments of principal, the sum of (i) the Class B Percentage of the Formula Principal Distribution Amount and (ii) any portion of the amount described in clause (i) preceding which was due to the Class B-1 Certificateholders on prior Remittance Dates but which remains unpaid on such Remittance Date; such amount will only be distributed to the extent of the Class B-1 Remaining Amount Available in the Certificate Account on such date after payment of all interest payable on the Class B-1 Certificates. The Agreement provides that in no event shall an amount of principal be distributed to the holders of the Class B-1 or Class B-2 Certificates if, after paying such amount, the test set forth in clause (vi) of "Class B Principal Distribution Test" would be violated; any such principal not so distributed shall instead be distributed to the Class of Senior Certificates or the Class A-6 Certificates, whichever is then entitled to receive distributions of principal. The Class B-2 Certificateholders will not be entitled to any distributions of principal until the Class B-1 Principal Balance has been reduced to zero. The Class B Percentage for any Remittance Date on or after the Class B Cross-over Date on which each Class B Principal Distribution Test has been satisfied will be equal to 100% minus the Senior Percentage. The Class B Percentage for each

Remittance Date, if any, after the Senior Principal Balance and the Class A-6 Principal Balance have both been reduced to zero, will be equal to 100%.

Class B-2 Interest

         Interest will be paid to the Class B-2 Certificateholders on each Remittance Date, to the extent of the Class B-2 Remaining Amount Available, if any. Interest on the outstanding Class B-2 Principal Balance will accrue with respect to each Remittance Date during the Related Accrual Period, commencing
           . On each Remittance Date, to the extent of the Class B-2 Remaining Amount Available, if any, for a Remittance Date after payment of the Senior Distribution Account, the Class A-6 Distribution Amount and the Class B-1 Distribution Amount, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the Class B-2 Principal Balance (before giving effect to any distributions on such Remittance
Date). The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less the sum of all amounts previously distributed to Class B-2 Certificateholders on account of principal. In the event that, on a particular Remittance Date, the Class B-2 Remaining Amount Available is not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, funds in the Certificate Account representing collections received after the related Collection Period will be applied to such deficiency and any remaining deficiency will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date.

         For purposes of this Prospectus Supplement, the Class B-2 Remittance Rate on each Remittance Date has been assumed to be % per annum, subject to a maximum rate equal to the Weighted Average Net Contract Rates, computed on the basis of a 360-day year of twelve 30-day months.

Class B-2 Principal

         Prior to the Remittance Date on which the Class B-1 Principal Balance is reduced to zero, there will be no distributions of principal on the Class B-2 Certificates. Prior to the Class B Cross-over Date, there will be no distributions of principal on the Class B-1 Certificates. On each Remittance Date, on or after the date on which the Class B-1 Principal Balance has been reduced to zero and on which each Class B Principal Distribution Test is satisfied (unless the Senior Principal Balance and the Class A-6 Principal Balance have been reduced to zero in which event none of the Class B Distribution Tests need be satisfied), the Class B-2 Certificateholders will be entitled to receive, as payments of principal, the sum of (i) the Class B Percentage of the Formula Principal Distribution Amount and (ii) any portion of the amount described in clause (i) preceding which was due to the Class B-2 Certificateholders on prior Remittance Dates but which remains unpaid on such Remittance Date; such amount will only be distributed to the extent of the Class B-2 Remaining Amount Available in the Certificate Account on such date, after payment of all interest payable on the Class B-2 Certificates. The Agreement provides that in no event shall an amount of principal be distributed to the holders of the Class B-1 or Class B-2 Certificates if, after paying such amount, the test set forth in clause (vi) of "Class B Principal Distribution Test" would be violated; any such principal not so distributed shall instead be distributed to the Class of Senior Certificates or the Class A-6 Certificates, whichever is then entitled to receive distributions of principal.

Class C Distributions; Overcollateralization Amount

         The Weighted Average Net Contract Rate for the Contract Pool is expected generally to be higher than the weighted average of the fixed Remittance Rates applicable to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1 and Class B-2 Certificates (collectively, the "Non-IO Certificates"), thus generating certain excess interest collections which, in the absence of losses and delinquencies, will not be necessary to fund distributions on the Non-IO Certificates. The Agreement provides that this excess interest, together with, if AFL is then the Servicer, the Monthly Servicing Fee then otherwise due to AFL, be applied, to the extent available, to make accelerated payments of principal to the Class or Classes then entitled to receive distributions of principal. Such accelerated payments are expected to cause the aggregate Principal Balance of the Non-IO Certificates to amortize more rapidly than the Contract Pool, resulting in "overcollateralization" (i.e., the excess of the Pool Scheduled

Principal Balance over the aggregate Principal Balance of the Non-IO Certificates). This excess interest for a Collection Period, together with interest on the overcollateralization amount itself, on the related Remittance Date is the "Class C Formula Distribution Amount" for such Remittance Date. On any Remittance Date, the "Overcollateralization Amount" will be an amount equal to the difference between the Pool Scheduled Principal Balance as of the end of the immediately preceding Collection Period and the aggregate Certificate Principal Balance of the Non-IO Certificates on such Remittance Date (and after taking into account all other distributions to be made on such Remittance Date).

         The amounts available to fund the Class C Formula Distribution Amount (which amount will be the Class B-2 Remaining Amount Available less the Class B-2 Distribution Amount and less the Monthly Servicing Fee for such Remittance Date, such amount being the "Class C Distribution Amount") will be applied, together with the Monthly Servicing Fee if AFL is the Servicer, to make such accelerated payments of principal on each Remittance Date until the Overcollateralization Amount is equal to approximately $ (the "Initial Overcollateralization Amount"). Thereafter, the Class C Distribution Amount will be available to make distributions of the Class C Formula Distribution Amount to the holders of the Class C Certificates, unless, due to losses, the Overcollateralization Amount is decreased, in which event such applications will commence to the extent necessary to increase the actual Overcollateralization
Amount to the Required Overcollateralization Amount. The level of the Required Overcollateralization Amount is equal to, for any Remittance Date, (x) prior to the Class B Cross-over Date, the Initial Required Overcollateralization Amount,
(y) on and after the Class B Cross-over Date, and as long as each Class B Principal Distribution Test is then satisfied, the lesser of (i) the Initial Required Overcollateralization Amount and (ii) the greater of (a) % of the then Scheduled Pool Principal Balance and (b) % of the Cut-off Date Pool Principal Balance and (z) on and after the Class B Crossover Date, if any Class B
Distribution Test is not satisfied, the required level as of the immediately preceding Remittance Date. If, on any Remittance Date, the level of Required Overcollateralization Amount is permitted to be reduced, the "Excess Overcollateralization Amount" (the excess of (x) the actual Overcollateralization Amount on such Remittance Date (after taking into account all other distributions on such Remittance Date) over (y) the Required Overcollateralization Amount for such Remittance Date) will be paid to the Class C Certificateholders from the Formula Principal Distribution Amount otherwise payable to the holders of the Non-IO Certificates on such Remittance Date (any such amount so paid to the Class C Certificateholders, an "Overcollateralization Reduction Amount"). The Overcollateralization Reduction Amount, if any, on any Remittance Date shall be funded first, from the Class B Percentage of the Formula Principal Distribution Amount otherwise distributable to the holders of the Class B-1 or Class B-2 Certificates on such Remittance Date, and, if such amount is insufficient to fund in full the Overcollateralization Reduction Amount on such Remittance Date, then, second, from the Senior Percentage of the Formula Principal Distribution Amount otherwise distributable to the holders of the Senior or Class A-6 Certificates on such Remittance Date. The Agreement provides that in no event shall an Overcollateralization Reduction Amount be paid to the Class C Certificateholders if, after paying such amount, the test set forth in clause (vi) of the definition of "Class B Principal Distribution Test" would be violated.

         The amount, if any, of the Class C Distribution Amount actually applied as an accelerated payment of principal on any Remittance Date (such amount to be the lesser of (x) the excess of (i) the Required Overcollateralization Amount over (ii) the actual Overcollateralization Amount on such Remittance Date and
(y) the Class C Distribution Amount and the Monthly Servicing Fee if AFL is the Servicer for the immediately preceding Collection Period) is the "Accelerated Principal Payment" for such Remittance Date.

Subordination of Class A-6, Class B-1, Class B-2, Class C and Residual Certificates

         The rights of the holders of the Class A-6, the Class B-1, the Class B-2, Class C Certificates and the Residual Certificates to receive distributions with respect to the Contracts in the Trust will be subordinated to such rights of the Senior Certificateholders. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Senior Certificates of the full amount of their scheduled monthly payments of principal and interest and to afford such holders protection against losses on Liquidated Contracts. The protection afforded to the Senior Certificateholders by means of the subordination feature will be accomplished by the preferential right of the Senior Certificateholders to receive, prior to any distribution being made on a Remittance Date in respect of the Class A-6, the Class B-1, the Class B-2, the Class C Certificates and the Residual Certificates, the amount of principal and interest due them on each Remittance Date out of the Amount Available on deposit on such date in the Certificate Account and by the right of the Senior Certificateholders to receive future distributions on the Contracts that would otherwise be payable to the holders of Class A-6, Class B-1, Class B-2, Class C and Residual Certificates. On each Remittance Date the Class A-6 Certificateholders will be entitled to receive only amounts described above under "Class A-6 Interest" and "Class A-6 Principal," the Class B-1 Certificateholders will be entitled to receive only amounts described above under "Class B-1 Interest" and "Class B-1 Principal," and the Class B-2
Certificateholders will be entitled to receive only amounts described above under "Class B-2 Interest" and "Class B-2 Principal."

         In addition, the rights of the holders of the Class B-1, the Class B-2, the Class C and the Residual Certificates to receive distributions will be subordinate to such rights of the Class A-6 Certificateholders. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A-6 Certificates of the full amount of their scheduled monthly payments of principal and interest and to afford such holders protection against losses on Liquidated Contracts. The protection afforded to the Class A-6 Certificateholders by means of the subordination feature will be accomplished by the preferential right of the Class A-6 Certificateholders to receive, prior to the distribution being made on a Remittance Date in respect of the Class B-1, the Class B-2, the Class C and the Residual Certificates, the amount of principal and interest due them on each Remittance Date out of the Class A-6 Remaining Amount Available on deposit on such date in the Certificate Account and by the right of the Class A-6 Certificate holders to receive future distributions on the Contracts that would otherwise be payable to the holders of Class B-1, Class B-2, Class C and Residual Certificates.

         In addition, the rights of the holders of the Class B-2, the Class C and the Residual Certificates to receive distributions will be subordinate to such rights of the Class B-1 Certificateholders. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class B-1 Certificates of the full amount of their scheduled monthly payments of principal and interest and to afford such holders protection against losses on Liquidated Contracts. The protection afforded to the Class B-1 Certificateholders by means of the subordination feature will be accomplished by the preferential right of the Class B-1 Certificateholders to receive, prior to any distribution being made on a Remittance Date in respect of the Class B-2, the Class C and the Residual Certificates, the amount of principal and interest due them on each Remittance Date out of the Class B-1 Remaining Amount Available on deposit on such date in the Certificate Account and by the right of the Class B-1 Certificateholders to receive future distributions on the Contracts that would otherwise be payable to the holders of Class B-1, Class B-2, Class C and Residual Certificates.

         The rights of the holders of the Class C Certificates to receive distributions with respect to the Contracts on each Remittance Date will be subordinated to the rights of the holders of the Senior Certificates, Class A-6 Certificates, Class B-1 Certificates and Class B-2 Certificates, and to the payment of the Monthly Servicing Fee.

         The rights of the Residual Certificateholders to receive distributions will be subordinated to the rights of the holders of all other classes of Certificates and to the payment of the Monthly Servicing Fee. On each Remittance Date the Residual Certificateholders will receive the remaining Amount Available, if any, after payment of the amount distributed to the Senior, Class A-6, Class B-1, Class B-2 and Class C Certificateholders as described above (less the Monthly Servicing Fee and less amounts retained by the Servicer to reimburse itself for taxes paid in respect of prohibited transactions) plus aggregate Repossession Profits (as defined in the Agreement).

Losses on Liquidated Contracts

         As described above, the distribution of principal to the Senior and the Class A-6 Certificateholders and to the Class B-1 Certificateholders is intended to include the Senior Percentage and the Class B Percentage, respectively, of the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the preceding Collection Period. If the Net Liquidation Proceeds (as defined below) from a Liquidated Contract are less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon plus amounts reimbursable to the Servicer for advances of certain taxes and insurance premiums, the deficiency (a "Realized Loss") will, in effect, be absorbed first, by the Residual Certificateholders, second, by the Class C Certificateholders (both through the application of the Class C Distribution Amount to fund such deficiency and through a reduction in the Overcollateralization Amount), third, by the Monthly Servicing Fee (so long as AFL is the Servicer), fourth, by the Class B-2 Certificateholders, fifth, by the Class B-1 Certificateholders and sixth, by the Class A-6 Certificateholders, since a portion of the Amount Available equal to such deficiency and otherwise distributable to them will be paid to the Senior Certificateholders. If AFL is no longer the Servicer, then the Monthly Servicing Fee will become senior to all Certificateholders distributions.

         "Liquidation Proceeds" means cash (including insurance proceeds) received in connection with the liquidation of defaulted Contracts, whether through repossession, foreclosure sale or otherwise. 'Net Liquidation Proceeds' means, as to a Liquidated Contract, all Liquidation Proceeds received on or prior to the last day of the Collection Period in which such Contract became a Liquidated Contract, net of Liquidation Expenses. "Liquidation Expenses" means out-of-pocket expenses (exclusive of any overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, on or prior to the date on which the related Manufactured Home is disposed of, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.

         If the Amount Available is not sufficient to cover the entire principal portion of the Senior Formula Distribution Amount due to the Senior Certificateholders or the entire principal portion of the Class A-6 Formula Distribution Amount due to the Class A-6 Certificateholders on a particular Remittance Date, then (i) if the Senior Percentage is less than 100%, the Senior Percentage on future Remittance Dates will be increased and the Class B
Percentage on future Remittance Dates will be reduced as a result of such deficiency and (ii) the amount of the deficiency will be carried forward as an amount the Senior Certificateholders or the Class A-6 Certificateholders are entitled to receive on future Remittance Dates, until paid in full. If the Amount Available is sufficient to cover the entire principal portion of the Senior Formula Distribution Amount due to the Senior Certificateholders and the entire principal portion of the Class A-6 Formula Distribution Amount due to the Class A-6 Certificateholders on a particular Remittance Date but is not sufficient to cover the entire principal portion of the Class B-1 Formula Distribution Amount due to the Class B-1 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-1 Certificateholders are entitled to receive on the next Remittance Date.

         As a result of the subordination of the Class B-1 and the Class B-2 Certificates, the Monthly Servicing Fee (so long as AFL is the Servicer), and the subordination of the Class C and Residual Certificates, the Class A-6 Certificateholders will not absorb (i) losses resulting from Realized Losses or
(ii) delinquent payments on the Contracts, at least to the extent that such subordination has not been exhausted. See " -- Subordination of Class A-6, Class B-1, Class B-2, Class C and Residual Certificates" and "Prepayment and Yield Considerations."

         As a result of the subordination of the Class B-2 Certificates, the Monthly Servicing Fee (so long as AFL is the Servicer), and the subordination of the Class C and Residual Certificates, the Class B-1 Certificateholders will not absorb (i) losses resulting from Realized Losses or (ii) delinquent payments on the Contracts, at least to the extent that such subordination has not been exhausted. See " -- Subordination of Class A-6, Class B-1, Class B-2, Class C and Residual Certificates" and "Prepayment and Yield Considerations."

         As a result of the subordination of the Monthly Servicing Fee (so long as AFL is the Servicer) and of the Class C and Residual Certificates, the Class B-2 Certificateholders will not absorb (i) losses resulting from Realized Losses or (ii) delinquent payments on the Contracts at least to the extent that such subordination has not been exhausted. See " -- Subordination of Class A-6, Class B-1, Class B-2, Class C and Residual Certificates" and "Prepayment and Yield Considerations."

Reports to Certificateholders

         The Servicer will furnish to the Trustee, and the Trustee will include with each distribution to a Offered Certificateholder, a statement in respect of the related Remittance Date setting forth, among other things:

                  (a) the amount of such distribution to holders of each Class of Certificates allocable to interest (separately identifying any unpaid interest shortfall included);

                  (b) the amount of such distribution to holders of each Class of Certificates allocable to principal (separately identifying the aggregate amount of any principal prepayments included);

                  (c) the amount of any shortfall in the Formula Principal Distribution Amount allocated to each Class of Certificateholders for such Remittance Date, as applicable;

                  (d) the Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Remittance Date;

                  (e)      the  Senior  Percentage  for the following Remittance
         Date;

                  (f) the Pool Scheduled Principal Balance of the Contracts for the following Remittance Date;


                  (g) the Pool Factor (a percentage derived from a fraction the numerator of which is (f) and the denominator of which is the Cut-off Date Pool Principal Balance);


                  (h)      the  number  and  aggregate   principal   balance  of
         Contracts delinquent (i) 30-59 days and (ii) 60 or more days;


                  (i)      the   number   of   Manufactured   Homes   that  were
         repossessed during the Collection Period ending immediately prior to such Remittance Date;


                  (j)      the   number   of   Manufactured   Homes   that  were
         repossessed but remain in inventory as of the last day of the Collection Period ending immediately prior to such Remittance Date;


                  (k)      the  Weighted   Average  Net  Contract  Rate  of  all
         outstanding Contracts; and

                  (l)      the    Overcollateralization     Amount    and    any
         Overcollateral Reduction Amount for such Remittance Date.


         Information furnished pursuant to clauses (a) through (d) will be expressed as dollar amounts for a Senior Certificate with a 1% Percentage Interest or per $1,000 denomination of Certificate.

         In addition, within a reasonable period of time after the end of each calendar year, the Servicer will furnish a report to each Certificateholder of record at any time during such calendar year as to the aggregate of amounts reported pursuant to (a) and (b) above for such calendar year.

Optional Termination

         The Agreement provides that on any Remittance Date after the first Remittance Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, upon giving notice mailed no earlier than the and no later than the day of the month next preceding the month of the exercise of such option, all outstanding Contracts at a price equal to the greater of (i) the sum of (w) 100% of the Scheduled Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (x) below) as of the final Remittance Date; (x) the fair market value of such acquired property (as determined by the Servicer); (y) the aggregate amount of any unreimbursed Delinquency Advances and unreimbursed Servicing Advances and
(z) any unpaid interest on the Certificates due on prior Remittance Dates as well as one month's interest, at a rate equal to the related remittance rate borne by any outstanding Class of Certificates plus the Monthly Servicing Fee, on the Scheduled Principal Balance of each Contract (including any Contract as to which the related Manufactured Home has been repossessed and not yet disposed
of), but in no event less than the amount necessary to pay all Classes of Certificates in full, including accrued and unpaid interest thereon (the amount described in this clause (i) being the "Termination Price") and (ii) the sum of
(x) the aggregate fair market value (as determined by the Servicer) of all of the assets of the Trust and (y) the amount described in clause (i)(z) above.

Auction Sale

         The Agreement requires that, within ninety days following a Remittance Date as of which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, if the Servicer has not exercised its optional termination rights by such date, the Trustee shall solicit bids for the purchase of all Contracts remaining in the Trust. In the event that satisfactory bids are received as described in the Agreement, the net sale proceeds will be distributed to Certificateholders, in the same order of priority as collections received in respect of the Contracts. The Trustee, however, will not accept any bid for the Contracts unless certain requirements are met, including the requirement that such bid is in an amount at least equal to the Termination Price. The sale of the Contracts must be for an amount no less than fair market value. If satisfactory bids are not received, the Trustee shall decline to sell the Contracts and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Contracts. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.

Termination of the Agreement

         The Agreement will terminate upon the last action required to be taken by the Trustee on the final Remittance Date following the later of (i) the purchase by the Servicer of all Contracts and all property acquired in respect of any Contract remaining in the Trust as described above under "-- Optional Termination", (ii) the sale of the Contracts as described under "-- Auction Sale" or (iii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust or the disposition of all property acquired upon repossession of any Manufactured Home.

         Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed, to the extent of funds available, to such
Certificateholders on the final Remittance Date in proportion to their respective Percentage Interests an amount equal to the respective unpaid Principal Balances of the Certificates, together with any unpaid interest on such Certificates due on prior Remittance Dates and one month's interest at the applicable Remittance Rates on such unpaid Principal Balances. If the Agreement is then being terminated, any amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after distribution to the Certificateholders will be distributed to the Residual Certificateholders.

Amendment

         The Agreement may be amended by Receivables Corp., the Servicer and the Trustee without the consent of the Certificateholders (i) to cure any ambiguity,
(ii) to correct or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add to the duties or obligations of the Servicer, (iv) to obtain a rating from a nationally recognized rating agency or to maintain or improve the ratings of any Class of the Offered Certificates then given by any rating agency (it being understood that, after obtaining the rating of the Offered Certificates from _____ and _____, neither the Trustee nor the Servicer is obligated to obtain, maintain or improve any rating assigned to the Offered

Certificates), or (v) to make any other provisions with respect to matters or questions arising under such Agreement, provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Certificateholders. The Agreement may also be amended by Receivables Corp., the Servicer and the Trustee with the consent of the holders of Certificates of each Class affected thereby evidencing, as to such Class, Percentage Interests aggregating not less than 51% for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, any distributions which are required to be made on any Certificate without the consent of the holder of each Certificate affected thereby or (ii) reduce the aforesaid percentage of Certificates the holders of which are required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, and no such amendment shall adversely affect the status of the Trust as a REMIC.

         The Agreement may also be amended from time to time, without the consent of any Certificateholders, by the Trustee, Receivables Corp., and the Servicer to modify, eliminate or add to the provisions of the Agreement to (i) maintain the qualification of the Trust as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any tax on the Trust under the Code that would be a claim against the Trust assets, provided that an opinion of counsel is delivered to the Trustee to the effect that such action is necessary or appropriate to maintain such qualification or avoid any such tax or minimize the risk of its imposition, or (ii) prevent the Trust from entering into any "prohibited transaction" as defined in Section 860F of the Code, provided that an opinion of counsel is delivered to the Trustee to the effect that such action is necessary or appropriate to prevent the Trust from entering into such prohibited transaction.

Servicing Compensation

         For its servicing of the Contracts, the Servicer will be entitled to receive a monthly servicing fee equal to 1/12th of the product of % and the Pool Scheduled Principal Balance for the related Remittance Date (the "Monthly Servicing Fee"). The Amount Available will be net of the Monthly Servicing Fee if AFL is not the Servicer; if AFL is the Servicer, the Monthly Servicing Fee will be subordinate to distributions on account of the Certificates except distributions to the Class C and Residual Certificateholders. See "-- Payments on the Contracts; Certificate Account" herein.

Advances

         Delinquency Advances. The Servicer will be required, not later than each Remittance Date, to deposit into the Certificate Account an amount equal to the Scheduled Payments due, but not collected, with respect to delinquent Contracts during the prior Collection Period, but only if, in its good faith business judgment, the Servicer believes that such amounts will ultimately be recovered on or with respect to the related Contract. Any such amounts so advanced are "Delinquency Advances." The Servicer will be permitted to fund its payment of Delinquency Advances on any Remittance Date from collections on any Contract deposited to the Certificate Account subsequent to the related Collection Period not required to be distributed to Certificateholders on the related Remittance Date, and will be required to reimburse the Certificate Account for such amounts from its own funds or from payments collected on the Contracts in a Collection Period that are not otherwise distributable on the related Remittance Date. Delinquency Advances are intended to maintain a regular flow of scheduled interest and principal payments to Certificateholders rather than to guarantee or insure against losses.

         A Contract is "delinquent" if any payment due thereon is not made by the close of business on its Due Date.

         The Servicer is permitted to reimburse itself for Delinquency Advances funded from its own funds only from subsequent collections on the related delinquent Contract, unless the Servicer determines that any unreimbursed Delinquency Advance constitutes a Nonrecoverable Delinquency Advance, in which event it will be reimbursable to the Servicer from collections on the Contract Pool generally.

         A "Nonrecoverable Delinquency Advance" is a Delinquency Advance previously made by the Servicer but which the Servicer subsequently, in its good faith business judgment, determines not to be recoverable from the related Contract.

         Servicing Advances. The Agreement requires the Servicer to pay, from its own funds, all reasonable and customary out-of-pocket costs and expenses incurred in connection with its servicing duties, including property preservation expenses, the costs of enforcing the Contracts, the security interests in the related Manufactured Homes, the management and liquidation of repossessed Manufactured Homes, advances for taxes, insurance, ground rents and similar types of charges (all such amounts, "Servicing Advances"). The Servicer will be required to make a Servicing Advance only if it believes that such amount will be recoverable with respect to the related Contract, or, if the related Manufactured Home is being liquidated, if such amount will increase the related Net Liquidation Proceeds. Servicing Advances are reimbursable to the Servicer only from the related Contract or related Liquidation Proceeds, and, except as otherwise provided in the Agreement, not from collections on the Contract Pool generally.

         Both unreimbursed Delinquency Advances and unreimbursed Servicing Advances are a priority claim against subsequent collections on or with respect to the related Contract, and the payment of such claims thus will reduce the Amount Available.

Servicer Termination Events

         Events of  Termination  under the Agreement  will include the following
(i) any failure by the Servicer to distribute to the Certificateholders any required payment which continues unremedied for 5 days after the giving of written notice; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Agreement that materially and adversely affects the interests of Certificateholders, which, in either case, continues unremedied for 30 days after the giving of written notice of such failure of breach; (iii) any assignment or delegation by the Servicer of its duties or rights under the Agreement, except as specifically permitted under the Agreement, or any attempt to make such an assignment or delegation; (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Servicer, and (v) the Servicer is no longer an Eligible Servicer (as defined in the Agreement). Notice as used herein shall mean notice to the Servicer by the Trustee or AFL, or to AFL, the Servicer, if any, and the Trustee by the holders of Certificates representing interests aggregating not less than 25% of the Trust.

The Trustee

                  (the "Trustee") has its corporate trust offices at . The Trustee may resign at any time, in which event Receivables Corp. will be obligated to appoint a successor Trustee. Receivables Corp. may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. In such circumstances, Receivables Corp. will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

         The Agreement requires the Trustee to maintain, at its own expense, an office or agency in __________ where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the Certificate Registrar in respect of the Certificates pursuant to the Agreement may be served.

         The Trustee, or any of its affiliates, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights as it would if it were not Trustee.

         The Trustee will also act as Certificate Administrator under the Agreement. In such capacity it will act as Paying Agent, Certificate Registrar and Authenticating Agent.

Registration of Offered Certificates

         The Offered Certificates will be book-entry certificates (the "Book-Entry Certificates"). The Beneficial Certificate Owners may elect to hold their Offered Certificates through DTC in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems ("Participants"), or indirectly through organizations which are Participants in such systems. The Book-Entry Certificates will be issued in one or more certificates per class of Offered Certificates which in the aggregate equal the principal balance of such Offered Certificates and will initially be registered in the name of Cede, the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for CEDEL and Morgan will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing principal amounts of $1,000. Except as described below, no Beneficial Certificate Owner will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Owner" of such Offered Certificates will be Cede, as nominee of DTC. Beneficial Certificate Owners will not be Owners as that term is used in the Pooling Agreement. Beneficial Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The Beneficial Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Certificate Owner's account for such purpose. In turn, the Financial Intermediary's Ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Certificate Owner's Financial Intermediary is not a DTC Participant and on the records of CEDEL or Euroclear, as appropriate).

         Beneficial Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the Trustee through DTC and DTC Participants. While such Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to such Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, such Offered Certificates. Participants and indirect participants with whom Beneficial Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Certificate Owners.
Accordingly,   although   Beneficial   Certificate   Owners   will  not  possess
certificates, the Rules provide a mechanism by which Beneficial Certificate Owners will receive distributions and will be able to transfer their interest.

         Beneficial Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Beneficial Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer such Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of such Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited.
Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Certificate Owners.

         Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlements in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Federal Income Tax Consequences -- Foreign Investors" and " -- Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.


         Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants ("DTC Participants"), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.

         CEDEL is incorporated under the laws of Luxembourg as a professional depositary. CEDEL holds securities for its participant organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depositary, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 31 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear Securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Remittance Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payment to the Beneficial Certificate Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Certificate Owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, Beneficial Certificate Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Offered Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Certificate Owner to pledge Book-Entry Certificates, to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust provided by the Servicer to Cede, as nominee of DTC, may be made available to Beneficial Certificate Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Beneficial Certificate Owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. CEDEL or the Euroclear Operator, as the case may be, will take any action permitted to be taken by an Owner under the Pooling Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.

         Definitive Certificates will be issued to Beneficial Certificate Owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if
(a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as a nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, elects to terminate a book-entry system through DTC or (c) DTC, at the direction of the Beneficial Certificate Owners representing a majority of the outstanding Percentage Interests of the Offered Certificates, advises the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Beneficial Certificate Owners.

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among Participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

                     CERTAIN LEGAL ASPECTS OF THE CONTRACTS

General

         As a result of the assignment of the Contracts in a Contract Pool to the Trustee, the Trust will succeed collectively to all of the rights (including the right to receive payment on such Contracts), and will assume the obligations of the obligee, under such Contracts. Each Contract evidences both (a) the obligation of the Obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in either the Manufactured Home. Certain aspects of both features of the Contracts are described more fully below.

         The following discussion focuses on issues relating generally to AFL's or any lender's interest in manufactured housing contracts. See "-- Security Interests in the Manufactured Homes" herein for a discussion of certain issues relating to the transfer to the Trust of the Contracts and the related security interests in the Manufactured Homes.

Security Interests in the Manufactured Homes

         The Manufactured Homes securing the Contracts may be located in all 50 states and the District of Columbia. Security interests in manufactured homes, similar to the ones securing the Contracts, ("manufactured homes") generally may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection pursuant to the provisions of the UCC is required. Generally, with respect to manufactured housing contracts individually originated or purchased by AFL, AFL effects such notation or delivery of the required documents and fees, and obtains possession of the certificate of title or a lien certificate, as appropriate, under the laws of the state in which any manufactured home securing a manufactured housing conditional sales contract is registered. If AFL fails, due to clerical errors or otherwise, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), AFL may not have a first-priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Most of the Contracts in any Contract Pool will contain provisions prohibiting the Obligor from permanently attaching the Manufactured Home to its site if it was not so attached on the date of the Contract. As long as each Manufactured Home was not so attached on the date of the Contract and the Obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of AFL's security interest in the Manufactured Home. Upon the conveyance of each Contract to the Seller, AFL will represent that it had obtained a perfected first-priority security interest in the Manufactured Home securing the related Contract. Such representation, however, will not be based upon an inspection of the site of any Manufactured Home to determine if the Manufactured Home had become permanently attached to its site.

         In the absence of fraud, forgery or permanent affixation of a manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of AFL on the certificate of title or delivery of the required documents and fees (or if applicable, perfection under the UCC) will be sufficient to protect AFL against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest in favor of AFL is not perfected, such security interest would be subordinate to the claims of, among others, subsequent purchasers for value of and holders of perfected security interests in such manufactured homes.

         In the event that the owner of a manufactured home moves it to a state other than the state in which such manufactured home initially is registered, under the laws of most states, the perfected security interest in the manufactured home would continue for four months after such relocation and thereafter until the owner registers the manufactured home in such state. If the owner were to relocate a manufactured home to another state and were to re-register the manufactured home in such state, and if steps are not taken to re-perfect an existing security interest in such state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to such manufactured home. AFL must therefore surrender possession if it holds the certificate of title to such manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, AFL would receive notice of surrender if its security interest in the manufactured home is noted on the certificate of title. Accordingly, AFL would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat the perfection. In the ordinary course of servicing its manufactured housing contracts, AFL takes steps to effect such re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor under a contract sells a manufactured home, AFL must surrender possession of the certificate of title or AFL will receive notice as a result of its lien noted thereon and accordingly AFL will have an opportunity to require satisfaction of the related contract before release of the lien. Such protections generally would not be available in the case of security interests in manufactured homes located in non-title states where perfection of such security interest is achieved by appropriate filings under the UCC (as in effect in such state).

         Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest in the manufactured home. Upon the conveyance of each Contract to the Seller, AFL will represent that it had obtained a perfected first-priority security interest in the Manufactured Home securing the related Contract. The Seller will, in turn, warrant in the Agreement that, as of the date of initial issuance of such Series of Certificates, no Manufactured Home was subject to any such lien. However, such warranties will not be based on any lien searches or other review. In addition, such liens could arise after the date of initial issuance of the Certificates. Notice may not be given to Receivables Corp., the Servicer, the Trustee or Certificateholders in the event such a lien arises.

Enforcement of Security Interests in Manufactured Homes

         The Servicer on behalf of the Trustee, to the extent required by the related Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and resale of the Manufactured Homes securing such defaulted Contracts. In general, as long as a manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a manufactured housing contract generally must give the obligor a number of days' notice prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the obligor and commercial reasonableness in effecting such a sale. The law in most states also requires that the obligor be given notice of any sales prior to resale of the unit so that the obligor may redeem at or before such resale.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from an obligor for any deficiency on repossession and resale of the manufactured home securing such obligor's contract. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting obligor would have no assets with which to pay a judgment.

         Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay AFL's ability to repossess and resell any Manufactured Home or enforce a deficiency judgment.

Land Secured Contracts

         General. The Land Secured Contract will, to the extent described under "The Contract Pool," be secured by Mortgages on the property on which the related Manufactured Homes are located. The Mortgages will either be mortgages or deeds of trust, depending on the general real estate practice in the state in which the Mortgaged Property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the mortgagor, who is the borrower, and the mortgagee, who is the lender. The mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. A deed of trust normally has three parties: the real property owner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to the mortgagee) and a third-party grantee called the trustee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, "in trust with power of sale" to the trustee to secure payment of the obligation.

         Non-Recordation. Because of the expenses and administrative inconvenience involved, the assignment of mortgages or deeds of trust to the Trustee will not be recorded with respect to the Mortgages securing each Land Secured Contract. The failure to record the assignments to the Trustee of the Mortgage securing Land Secured Contracts may result in the sale of such Contracts or the Trustee's rights in the land secured by the Mortgage being ineffective against creditors of AFL or against a trustee in bankruptcy of AFL or against a subsequent purchaser of such Contracts from AFL or Receivables Corp., without notice of the sale to the Trustee.

         Foreclosure. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating and serving necessary parties. Judicial foreclosure proceedings are generally not contested by any of the parties due to the lack of the mortgagor's equity in the property. However, when the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming and expensive. After the completion of a judicial foreclosure proceeding, the court issues a judgment of foreclosure and a court officer conducts the sale of the property.

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages.

         In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender.

         The sale must be conducted by public auction and must be held in the county where all or some part of the property subject to the mortgage is located. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is not common for a third party to purchase the property at the foreclosure sale. Rather, the lender generally purchases the property for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

         Rights of Redemption. In some states, after a sale pursuant to a deed of trust or a foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. Redemption may occur upon payment of the entire principal balance of the loan, accrued statutory interest and expenses of foreclosure. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure and before expiration of the redemption period. Consequently, the practical effect of the redemption right is to force the lender to maintain the property, and pay the expenses of ownership until the redemption period has expired.

         Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory restrictions that limit the remedies of a mortgagee under a mortgage relating to a single family residence. In some states, statutes limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the foreclosure sale.

         Some state statutes may require the lender to exhaust the security afforded under a mortgage or deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security.

         Other statutory provisions may limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

         In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

         In addition to anti-deficiency and related legislation, numerous other federal and state, statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, and in the case of a mortgage loan not secured by the debtor's principal residence, also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. Certain court decisions have applied such relief to claims secured by, the debtor's principal residence.

         The Code provides priority to certain tax liens over the lien of the mortgage or deed of trust. The laws of some states provide priority to certain tax liens over the lien of the mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

Consumer Protection Laws

         The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the obligor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the obligor could assert against the seller of goods. Liability under this rule is limited to amounts paid under such a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the assignee against such obligor. Generally, this rule will apply to any Contracts conveyed to the Trustee and to any claims made by the Servicer on behalf of the Trustee, as the assignee of Receivables Corp., and in turn AFL. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to such Contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract or create liability for the Trust.

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), if so required by a obligor under a manufactured housing contract who enters military service after the origination of such obligor's contract (including a obligor who is a member of the National Guard or is in reserve status at the time of the origination of the contract and is later called to active duty), such obligor may not be charged interest above an annual rate of 6% during the period of such obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, the Relief Act imposes limitations which would impair the ability of any lender to foreclose on an affected contract during the obligor's period of active duty status. It is possible that application of the Relief Act to certain of the Contracts could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest or foreclose on such Contracts and to the extent not covered by a Credit Facility, could result in delays in payment or losses to the holders of the related Certificates. Neither AFL nor Receivables Corp. will make any representation or warranty as to whether any Contract is or could become subject to the Relief Act.

Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer

         The Contracts comprising any Contract Pool generally will prohibit the sale or transfer of the related Manufactured Homes without the consent of the obligee and permit the acceleration of the maturity of the Contracts by the obligee upon any such sale or transfer that is not consented to. Under the Agreement, AFL as Servicer is required to consent to any such transfer and to permit the assumption of the related Contract if the proposed buyer meets the Servicer's underwriting standards and enters into an assumption agreement, the Servicer determines that permitting such assumption will not materially increase the risk of nonpayment of the Contract and such action will not adversely affect or jeopardize any coverage under any insurance policy required by the Agreement. If the Servicer determines that these conditions have not been fulfilled, then it is required to withhold its consent to the transfer, but only to the extent permitted under the Contract and applicable law and governmental regulations and only to the extent that such action will not adversely affect or jeopardize any coverage under any insurance policy required by the Agreement. In certain cases, a delinquent Obligor may attempt to transfer a Manufactured Home in order to avoid a repossession proceeding with respect to such Manufactured Home.

         In the case of a transfer of a Manufactured Home after which the obligee desires to accelerate the maturity of the related Contract, the obligee's ability to do so will depend on the enforceability under state law of the clause permitting acceleration on transfer. The Garn-St. Germain Depositary Institutions Act of 1982 preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of such clauses applicable to manufactured homes. To the extent such exceptions and conditions apply in some states, the Servicer may be prohibited from enforcing such a clause in respect of certain Manufactured Homes.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Controls Act of 1980, as amended ("Title V"), provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on certain kinds of manufactured housing. The Contracts would be covered under Title V if, among other things, they satisfy certain conditions governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. Upon the conveyance of each Contract to the Trust, Receivables Corp. will represent that such Contract complied with applicable usury laws.


                           FEDERAL INCOME TAX CONSEQUENCES

         The following discussion of certain of the material federal income tax consequences of the purchase, ownership and disposition of the Offered Certificates is to be considered only in connection with "Federal Income Tax Considerations" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates.


REMIC Elections

         The Trustee will cause one or more elections to be made with respect to certain specified assets of the Trust as real estate mortgage investment conduits ("REMICs") within the meaning of Code Section 860D. _______________, special tax counsel, will advise that, in its opinion, for federal income tax purposes, assuming the REMIC elections are made and compliance with the Pooling and Servicing Agreement, each Class of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates and the Class B-1 Certificates will each be treated as a "regular interest" in a REMIC.

         For federal income tax purposes, regular interests in a REMIC are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of Class A Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to such Certificates under an accrual method. The prepayment assumption that will be used in determining the rate of accrual of original issue discount on the Class A Certificates is ___% of the "Prepayment Assumption." See "Maturity, Prepayment and Yield Considerations" herein. herein and "Federal Income Tax Considerations
- - - Discount and Premium" in the Prospectus.


Taxation of Foreign Investors

         In general, foreign investors will not be subject to U.S. withholding on income from the Offered Certificates. See "Federal Income Tax
Considerations -- Foreign Investors -- Grantor Trust Securities and REMIC Regular Securities" in the Prospectus.

                              ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain fiduciary restrictions on employee benefit plans that are subject to ERISA and on persons who are fiduciaries with respect to such plans. In addition, such plans, as well as certain plans or other retirement arrangements not subject to ERISA, but which are subject to Section 4975 of the Code (such as individual retirement accounts) and any entity whose underlying assets include plan assets by reason of a plan or account investing in such entity (collectively, "Plans") are subject to prohibited transaction restrictions.
See "ERISA Considerations" in the Prospectus.

         Purchasers that are insurance companies should consult with their counsel with respect to the recent United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust & Savings Bank, 114 S. Ct. 517 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for purposes of ERISA under certain circumstances.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption (defined below) and other administrative exemptions under ERISA and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

Senior Certificates


         The  Department  of  Labor  ("DOL")  has  granted  to  each  of
and               an   administrative    exemption,    Prohibited    Transaction
Exemption        and  Prohibited  Transaction  Exemption          , respectively
(each, an "Exemption"), from certain of the prohibited transaction rules of ERISA. The Exemption exempts from the prohibitions of Sections 406(a) and 407(a) of ERISA, and the related excise tax provisions of Section 4975 of the Code, the purchase, holding, and resale by Plans of pass-through certificates representing interests in trusts that hold assets consisting primarily of certain receivables, loans, and other obligations that meet the general conditions described below. The receivables covered by the Exemption include manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes such as the Contracts.



         Among the general conditions which must be satisfied for the Exemption to apply to the acquisition, holding and resale by a Plan of the Senior Certificates are the following:

                  (1) The acquisition of the Senior Certificates by a Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

                  (2)  The  rights  and   interests   evidenced  by  the  Senior
         Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust.

                  (3) The Senior Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from Moody's, Fitch, Duff & Phelps Rating Co. or Standard & Poor's Corporation.

                  (4) The Trustee is not an affiliate of the Underwriters, Receivables Corp., AFL, any obligor with respect to Contracts included in the Trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust, or any affiliate of such parties. (Such parties and the Trustee and its affiliates, are sometimes referred to herein collectively as the "Restricted Group"). As of the date hereof, no Obligor with respect to Contracts included in the Trust is an Obligor with respect to Contracts constituting more than 5% of the aggregate unamortized principal balance of the assets of the Trust.

                  (5)  The  sum of all  payments  made  to and  retained  by the
         Underwriters  in  connection  with  the   distribution  of  the  Senior
         Certificates represents not more than reasonable compensation for underwriting the Senior Certificates. The sum of all payments made to and retained by Receivables Corp. pursuant to the sale of the Contracts to the Trust represents not more than the fair market value of such Contracts. The sum of all payments made to and retained by AFL represents not more than reasonable compensation for AFL's services under the Agreement and reimbursement of AFL's reasonable expenses in connection therewith.

                  (6) The Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         In addition, the Exemption exempts from the prohibitions of Sections 406(a), 406(b) and 407(a) of ERISA, and the related excise tax provisions of
Section 4975 of the Code, transactions undertaken in connection with the servicing, management and operation of such a trust pursuant to a binding pooling and servicing agreement, subject to the foregoing general conditions and to certain additional requirements.


         The Exemption also exempts from the prohibition of Sections 406(b)(1) and 406(b)(2) of ERISA the related excise tax provisions of Section 4975 of the Code, the direct or indirect sale, exchange or transfer of Senior Certificates between Receivables Corp. or the Underwriters and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the Plan's assets in the Senior Certificates (the "Fiduciary") is
(a) an obligor with respect to 5 percent or less of the fair market value of Contracts in the Trust or (b) an affiliate or any such person, subject to the general conditions described above and to the following additional requirements:


                  (1) No member of the Restricted Group is a sponsor of the Plan.

                  (2)  In  connection  with  the  initial   issuance  of  Senior
         Certificates, at least 50% in Percentage Interests of each Class of Senior Certificates is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust is acquired by persons independent of the Restricted Group.

                  (3) The Plan's investment in the Senior Certificates does not exceed 25% in Percentage Interests of any Class of Senior Certificates outstanding at the time of acquisition.

                  (4) Immediately after the acquisition of the Senior Certificates, no more than 25% of the assets of the Plan with respect to which the Fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity.

The exemption also applies to the direct or indirect acquisition or disposition of Senior Certificates by a Plan in the secondary market if certain conditions are met and the continued holding of Senior Certificates acquired in initial or secondary markets.


         [Prior to the earlier of (i) the date on which the Funding Period expires and (ii) the date on which the DOL amends the Exemption to permit the use of pre-funding accounts thereunder, Plans will not be permitted to purchase the Senior Certificates. On the earlier to occur of such dates, the Exemption may be available for the purchase of Senior Certificates by Plans.] Before purchasing a Senior Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and whether the conditions of such Exemption will be applicable to the Certificate. Any fiduciary of a Plan considering whether to purchase a Senior Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the Prospectus.


Subordinate Certificates

         As indicated above, one of the general conditions for use of the Exemption is that the rights and interests evidenced by certificates acquired by the Plan not be subordinated to the rights and interests evidenced by other certificates of the Trust. Accordingly, the Subordinated Certificates could not generally be purchased or held by a Plan or a person using plan assets in reliance on the Exemption. However, Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") provides an exemption for an insurance company general account purchaser of a certificate issued by an asset-backed pool trust if, among other conditions, the trust is covered by an administrative exemption granted to the underwriter (such as the Exemption) and the conditions for such exemption are met except for the general conditions described in (2) and (3) above. Thus, if the conditions of the Exemption are satisfied with respect to the Senior Certificates, the Class A-6 and Class B-1 Certificates may be acquired by an insurance company using general account assets provided the conditions of PTCE 95-60 are satisfied.

                  Before purchasing a Class A-6 or Class B-1 Certificate, an insurance company general account purchaser should make its own determination as to the availability of the exemptive relief provided in the Exemption and in PTCE 95-60, and whether the conditions of the Exemption and PTCE 95-60 will be applicable to the Certificate. Any insurance company considering whether to purchase a Class A-6 or B-1 Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment.

                                     RATINGS

         It is a condition to the issuance of the Senior Certificates that they be rated " " by (" ") and " " by (" "). It is a condition to the issuance of the Class A-6 Certificates that they be rated at least " " by and " " by . It is a condition to the issuance of the Class B-1 Certificates that they be rated at least " " by and " " by . A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

         The ratings assigned by and to pass-through certificates address the likelihood of the receipt by the related certificateholders of their allocable share of principal and interest on the underlying assets. and ratings take into consideration the credit quality of the related underlying assets, any credit support arrangements, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such underlying assets are adequate to make payments required by such certificates. and ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the underlying assets or as to whether yield may be adversely affected as a result thereof.

         Receivables Corp. has not requested a rating on the Offered Certificates by any rating agency other than and . However, there can be no assurance as to whether any other rating agency will rate any or all of the Offered Certificates, or if it did, what rating would be assigned to the Offered Certificates by any such other rating agency. A rating on any or all of the Offered Certificates by certain other rating agencies, if assigned at all, may be lower than the rating assigned to such Certificates by
   and      .

                              PLAN OF DISTRIBUTION

         Subject to the terms and conditions of the Underwriting Agreement dated (the "Underwriting Agreement"), the Seller has agreed to sell, and and (the
"Underwriters")   have  agreed  to  purchase   from  the  Seller,   the  Offered
Certificates.

         In the Underwriting Agreement, each of the Underwriters has agreed, subject to the terms and conditions set forth therein, to purchase, the principal amount of the Offered Certificates set forth opposite its name below.


                       Underwriter                            Principal Amount of Offered Certificates
 ..........................................................                             $
 ..........................................................
     Total................................................                             $



         The Seller has been advised by the Underwriters that they propose to offer the Offered Certificates to the public initially at the prices set forth on the cover page of this Prospectus Supplement, and to certain dealers at such prices less a concession not to exceed % of the Original Class A-1 Principal Balance, % of the Original Class A-2 Principal Balance, % of the Original Class A-3 Principal Balance, % of the Original Class A-4 Principal Balance, % of the Original Class A-5 Principal Balance, % of the Original A-6 Principal Balance and % of the Original Class B-1 Principal Balance; that the Underwriters and such dealers may allow a discount of % of the Original Class A-1 Principal Balance, % of the Original Class A-2 Principal Balance, % of the Original Class A-3 Principal Balance, % of the Original Class A-4 Principal Balance, % of the Original Class A-5 Principal Balance, % of the Original A-6 Principal Balance and % of the Original Class B-1 Principal Balance to certain other dealers. After the initial public offering of the Offered Certificates, the public offering price and concession and discount to dealers may be changed by the Underwriters.

         The Underwriting Agreement provides that AFL will indemnify each Underwriter against certain liabilities, including civil liabilities, under the Securities Act of 1933, as amended, or contribute to payments either Underwriter may be required to make in respect thereof.

                                 USE OF PROCEEDS

         Substantially all of the net proceeds to be received from the sale of the Certificates will be used by Receivables Corp. for general corporate purposes, including the purchase of the Contracts, the carrying costs of the Contracts until the sale of the Certificates and to pay other expenses connected with pooling the Contracts and issuing the Certificates.

                                  LEGAL MATTERS

         Certain legal matters relating to the Certificates will be passed upon for AFL and the Seller by . Certain tax matters concerning the issuance of the Certificates will be passed upon by , will act as counsel for the Underwriters.

                                     ANNEX I


          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered Manufactured Housing Contract Trust Offered Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, CEDEL or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors through CEDEL and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of CEDEL and Euroclear and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary  market  trading  between   investors  through  DTC  will  be
conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

         Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their Relevant Depositary which in turn will hold such positions in their accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior home equity loan asset-backed certificates issues in same-day funds.

         Trading between CEDEL and/or Euroclear Participants. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC, Seller and CEDEL or Euroclear Participants. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the Relevant Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the Relevant Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.

         CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their account one day later.

         As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although the result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for crediting Global
Securities to the respective European Depositary for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between CEDEL or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depository, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depository, as appropriate, to credit the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). In the event that the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below), unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for Non-U.S. Persons (Form W-8). Beneficial Certificate Owners of Global Securities that are Non-U.S. Persons (as defined below) can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         Exemption for Non-U.S.  Persons with effectively connected income (Form
4224). A Non-U.S. Person (as defined below), including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by Certificate Owners or their agent.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         On April 22, 1996 the IRS issued proposed regulations relating to (i) withholding income tax on U.S.-source income paid to Non-U.S. Persons; (ii) claiming Non-U.S. Person status to avoid backup withholding; and (iii) reporting to the IRS of payments to Non-U.S. Persons. The proposed regulations would substantially revise some aspects of the current system for withholding on and reporting amounts paid to Non-U.S. Persons. The regulations unify current certification procedures and forms and reliance standards are clarified. Most forms are proposed to be combined into a single form: Form W-8. The regulations are proposed to be effective for payments made after December 31, 1997. Certificates issued, however, on or before the date that is 60 days after the proposed regulations are made final will continue to be valid until they expire. All proposed regulations are subject to change before adoption in their final form. No reliable prediction can be made as to when, if ever, the proposed regulations will be made final and if so, as to their final form.


         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust that is subject to U.S. federal income tax regardless of the source of its income. The term "Non-U.S. Person" means any person who is not a U.S. Person. This discussion does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                                                               Page
Accelerated Principal Payment..................................................................................S-17
Accrual Period    .............................................................................................S-11
AFC               .........................................................................................S-1, S-3
AFH               .............................................................................................S-46
AFL               .............................................................................................S-46
Agreement         ..............................................................................................S-5
Amount Available  .......................................................................................S-10, S-54
Beneficial Certificate Owner.............................................................................S-22, S-51
Book-Entry Certificates........................................................................................S-69
Cede              .......................................................................................S-22, S-51
CEDEL             .......................................................................................S-22, S-51
CEDEL Participants.............................................................................................S-70
Certificate Account............................................................................................S-53
Certificate Owners..............................................................................................S-2
Certificate Principal Balance..................................................................................S-10
Certificates      .........................................................................................S-1, S-8
Citibank          .......................................................................................S-22, S-51
Class A-1 Remittance Rate.......................................................................................S-4
Class A-2 Remittance Rate.......................................................................................S-4
Class A-3 Remittance Rate.......................................................................................S-4
Class A-4 Remittance Rate.......................................................................................S-4
Class A-5 Remittance Rate.......................................................................................S-4
Class A-6 Distribution Amount...................................................................................S-9
Class A-6 Formula Distribution Amount.....................................................................S-9, S-55
Class A-6 Principal Balance....................................................................................S-13
Class A-6 Remaining Amount Available......................................................................S-9, S-55
Class A-6 Remittance Rate.......................................................................................S-4
Class B Cross-over Date........................................................................................S-14
Class B Principal Distribution Test............................................................................S-60
Class B-1 Distribution Amount...................................................................................S-9
Class B-1 Formula Distribution Amount.....................................................................S-9, S-55
Class B-1 Interest.............................................................................................S-14
Class B-1 Principal..........................................................................S-14, S-16, S-57, S-61
Class B-1 Principal Balance....................................................................................S-14
Class B-1 Remaining Amount Available.....................................................................S-10, S-55
Class B-1 Remittance Rate.......................................................................................S-4
Class B-2 Distribution Amount..................................................................................S-10
Class B-2 Formula Distribution Amount....................................................................S-10, S-56
Class B-2 Interest.............................................................................................S-15
Class B-2 Principal............................................................................................S-16
Class B-2 Principal Balance....................................................................................S-15
Class B-2 Remaining Amount Available.....................................................................S-10, S-56
Class C Distribution Amount....................................................................................S-17
Class C Formula Distribution Amount............................................................................S-16
Closing Date      ..............................................................................................S-3
Code              .............................................................................................S-23
Collection Period ..............................................................................................S-5
Contract Pool     ..............................................................................................S-1
Contract Rate     ..................................................................................S-6, S-27, S-35
Contracts         ........................................................................................S-5, S-27
Cooperative       .............................................................................................S-71
Cut-off Date      ..............................................................................................S-3

                                                                                                               Page
Definitive Certificate.........................................................................................S-69
Determination Date.............................................................................................S-54
DOL               .............................................................................................S-78
DTC               .......................................................................................S-22, S-51
DTC Participants  .............................................................................................S-70
Due Date          ..................................................................................S-6, S-12, S-27
Eligible Institution...........................................................................................S-53
Eligible Investments...........................................................................................S-53
ERISA             .......................................................................................S-23, S-78
Euroclear         .......................................................................................S-22, S-51
Euroclear Operator.............................................................................................S-70
Euroclear Participants.........................................................................................S-70
European Depositaries..........................................................................................S-69
European Depositories....................................................................................S-22, S-51
Extras            .............................................................................................S-47
FDIC              .............................................................................................S-53
Financial Intermediary.........................................................................................S-69
Fitch             .......................................................................................S-24, S-80
Funding Period    ..............................................................................................S-7
Global Securities ..............................................................................................S-1
Initial Contracts .........................................................................................S-1, S-5
Land Secured Contract...........................................................................................S-5
Land Secured Contracts.........................................................................................S-28
Land-Home Contracts............................................................................................S-28
Land-in-Lieu Contracts.........................................................................................S-27
Liquidated Contract............................................................................................S-12
Liquidation Expenses.....................................................................................S-19, S-64
Liquidation Proceeds...........................................................................................S-19
Manufactured Home ..............................................................................................S-5
Manufactured Home Contract......................................................................................S-5
Monthly Servicing Fee..........................................................................................S-67
Moody's           .......................................................................................S-24, S-80
Morgan            .......................................................................................S-22, S-51
Mortgage          .............................................................................................S-26
NADA              .............................................................................................S-47
Non-IO Certificates......................................................................................S-16, S-61
Non-U.S. Person   ..............................................................................................S-4
Obligor           .............................................................................................S-28
Original Class A-1 Principal Balance............................................................................S-3
Original Class A-2 Principal Balance............................................................................S-3
Original Class A-3 Principal Balance............................................................................S-3
Original Class A-4 Principal Balance............................................................................S-3
Original Class A-5 Principal Balance............................................................................S-4
Original Class A-6 Principal Balance............................................................................S-4
Original Class B-1 Principal Balance............................................................................S-4
Overcollateralization..........................................................................................S-16
Overcollateralization Amount...................................................................................S-16
Overcollateralization Reduction Amount.........................................................................S-62
Participants      .............................................................................................S-69
Plans             .............................................................................................S-78
Pool Scheduled Principal Balance...............................................................................S-12
Pre-Funded Amount ..............................................................................................S-7
Pre-Funding Account........................................................................................S-1, S-7


                                                                                                               Page
Prepayment Model  .............................................................................................S-36
Prospectus        ..............................................................................................S-1
Purchase Agreement..............................................................................................S-6
Realized Loss     .......................................................................................S-19, S-64
Receivables Corp. ..............................................................................................S-1
Record Date       ........................................................................................S-4, S-52
Refinanced Contract............................................................................................S-48
Relevant Depositary............................................................................................S-69
Relief Act        .......................................................................................S-26, S-76
REMIC             ..............................................................................................S-2
REMICs            .............................................................................................S-77
Remittance Date   ........................................................................................S-4, S-52
Replaced Contract .............................................................................................S-53
Required Overcollateralization Amount....................................................................S-17, S-62
Residual Certificates.....................................................................................S-8, S-51
Residual Distribution Amount....................................................................................S-9
Rules             .............................................................................................S-69
Scheduled Payment .............................................................................................S-27
Scheduled Principal Balance....................................................................................S-12
Seller            .........................................................................................S-1, S-3
Senior Certificates.............................................................................................S-1
Senior Formula Distribution Amount.............................................................................S-55
Senior Percentage .......................................................................................S-12, S-57
Servicer          .........................................................................................S-1, S-3
Servicing Advances.............................................................................................S-68
SMMEA             .............................................................................................S-23
Subordinate Certificates........................................................................................S-1
Subsequent Contracts.................................................................................S-2, S-5, S-27
Subsequent Cut-Off Date.........................................................................................S-6
Terms and Conditions...........................................................................................S-71
Title V           .............................................................................................S-77
Trust             ..............................................................................................S-1
Trustee           ........................................................................................S-5, S-68
U.S. Person       ..............................................................................................S-4
UCC               .............................................................................................S-25
Underwriters      ........................................................................................S-2, S-81
Underwriting Agreement.........................................................................................S-81
Weighted Average Net Contract Rate..............................................................................S-4
